UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06431

AMG Funds II

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2015 – DECEMBER 31, 2015

                    (Annual Shareholder Report)

Item 1. Reports to Shareholders

ANNUAL REPORT

AMG Funds

December 31, 2015

AMG GW&K Enhanced Core Bond Fund

Investor Class: MFDAX    |    Service Class: MFDSX    |    Class C: MFDCX

Institutional Class: MFDYX

AMG GW&K Municipal Bond Fund

Investor Class: GWMTX    |    Service Class: GWMSX    |    Institutional Class: GWMIX

AMG GW&K Municipal Enhanced Yield Fund

Investor Class: GWMNX    |    Service Class: GWMRX    |    Institutional Class: GWMEX

AMG GW&K Small Cap Core Fund

Investor Class: GWETX    |    Service Class: GWESX    |    Institutional Class: GWEIX

AMG GW&K Small Cap Growth Fund

Institutional Class: GWGIX

www.amgfunds.com |	AR020-1215

AMG Funds Annual Report—December 31, 2015

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS
AMG GW&K Enhanced Core Bond Fund	5
AMG GW&K Municipal Bond Fund	11
AMG GW&K Municipal Enhanced Yield Fund	20
AMG GW&K Small Cap Core Fund	27
AMG GW&K Small Cap Growth Fund	33

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	39

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	42
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	44
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	45
Detail of changes in assets for the past two years

Financial Highlights	47
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Highlights	56

Notes to Financial Statements	57
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	66

TRUSTEES AND OFFICERS	67

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Fund family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

Overall, U.S. equity investors achieved modest positive returns for the year ended December 31, 2015, although the second half of the year was characterized by a notable increase in volatility. The S&P 500 Index, a widely followed barometer of the U.S. equity market, returned 1.4% during the past twelve months. However, the U.S. equity market did experience its first correction in four years in August, losing just over 10% of its value in a little more than a week. Fortunately, those losses were almost entirely recovered by the end of the period. Investors had to process the first rate increase from the U.S. Federal Reserve +0.25% in nearly six years, a continued slowing of growth in China and the implications for global economic growth and the impact of commodity prices falling to lows not seen since 2009. During the year, there was significant dispersion in performance across sectors, with consumer discretionary and health care stocks returning 6% while companies within the energy sector fell (23)%. Meanwhile, international stocks fell during the prior year, returning (5.7)%, as measured by the MSCI ACWI ex USA (in U.S. Dollar terms). International investment returns in U.S. Dollar terms were negatively impacted by continued strengthening in the U.S. Dollar.

The Barclays U.S. Aggregate Index, a broad U.S. bond market benchmark, returned 0.6% for the year ended December 31, 2015. Interest rates rose modestly during 2015, providing some pressure on bond prices. Investors’ appetite for risk declined during the second half of 2015, reflected in the (4.5)% decline in the Barclays U.S. Corporate High Yield Index.

Our foremost goal at AMG Funds is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively-managed, return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2015
		1 Year	3 Years	5 Years
Stocks:
Large Caps	(S&P 500 Index)	1.38%	15.13%	12.57%
Small Caps	(Russell 2000® Index)	(4.41)%	11.65%	9.19%
International	(MSCI All Country World Index ex US Index)	(5.66)%	1.50%	1.06%
Bonds:
Investment Grade	(Barclays U.S. Aggregate Bond Index)	0.55%	1.44%	3.25%
High Yield	(Barclays U.S. Corporate High Yield Bond Index)	(4.47)%	1.69%	5.04%
Tax-exempt	(Barclays Municipal Bond Index)	3.30%	3.16%	5.35%
Treasury Bills	(BofA Merrill Lynch 6-month U.S. Treasury Bill Index)	0.22%	0.17%	0.19%

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2015	Expense Ratio for the Period	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Expenses Paid During the Period*
AMG GW&K Enhanced Core Bond Fund
Investor Class
Based on Actual Fund Return	0.84%	$1,000	$972	$4.17
Hypothetical (5% return before expenses)	0.84%	$1,000	$1,021	$4.28
Service Class
Based on Actual Fund Return	0.69%	$1,000	$972	$3.43
Hypothetical (5% return before expenses)	0.69%	$1,000	$1,022	$3.52
Class C
Based on Actual Fund Return	1.59%	$1,000	$968	$7.89
Hypothetical (5% return before expenses)	1.59%	$1,000	$1,017	$8.08
Institutional Class
Based on Actual Fund Return	0.59%	$1,000	$973	$2.93
Hypothetical (5% return before expenses)	0.59%	$1,000	$1,022	$3.01
AMG GW&K Municipal Bond Fund
Investor Class
Based on Actual Fund Return	0.83%	$1,000	$1,034	$4.26
Hypothetical (5% return before expenses)	0.83%	$1,000	$1,021	$4.23
Service Class
Based on Actual Fund Return	0.51%	$1,000	$1,037	$2.62
Hypothetical (5% return before expenses)	0.51%	$1,000	$1,023	$2.60
Institutional Class
Based on Actual Fund Return	0.34%	$1,000	$1,038	$1.75
Hypothetical (5% return before expenses)	0.34%	$1,000	$1,024	$1.73
AMG GW&K Municipal Enhanced Yield Fund
Investor Class
Based on Actual Fund Return	1.14%	$1,000	$1,044	$5.87
Hypothetical (5% return before expenses)	1.14%	$1,000	$1,019	$5.80
Service Class
Based on Actual Fund Return	0.70%	$1,000	$1,046	$3.61
Hypothetical (5% return before expenses)	0.70%	$1,000	$1,022	$3.57
Institutional Class
Based on Actual Fund Return	0.64%	$1,000	$1,046	$3.30
Hypothetical (5% return before expenses)	0.64%	$1,000	$1,022	$3.26
AMG GW&K Small Cap Core Fund
Investor Class
Based on Actual Fund Return	1.33%	$1,000	$936	$6.49
Hypothetical (5% return before expenses)	1.33%	$1,000	$1,019	$6.77
Service Class
Based on Actual Fund Return	1.05%	$1,000	$937	$5.13
Hypothetical (5% return before expenses)	1.05%	$1,000	$1,020	$5.35
Institutional Class
Based on Actual Fund Return	0.95%	$1,000	$938	$4.64
Hypothetical (5% return before expenses)	0.95%	$1,000	$1,020	$4.84

3

About Your Fund’s Expenses

Six Months Ended December 31, 2015	Expense Ratio for the Period	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Expenses Paid During the Period*
AMG GW&K Small Cap Growth Fund
Institutional Class
Based on Actual Fund Return	0.95%	$1,000	$894	$4.54
Hypothetical (5% return before expenses)	0.95%	$1,000	$1,020	$4.84

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

4

AMG GW&K Enhanced Core Bond Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

AMG GW&K Enhanced Core Bond Fund (Investor Class) (the “Fund”) returned (3.41%) for the year ended December 31, 2015, compared to the return of 0.55% for the Barclays U.S. Aggregate Bond Index.

The end of the year was challenged by the same general themes that plagued the taxable bond market throughout 2015. Investors grappled with a combination of an imminent U.S. Federal Reserve (the “Fed”) lift-off, an uncertain global growth outlook as China’s economy continued to slow, a stronger U.S. Dollar, plummeting oil prices and an unyielding commodity related sell-off. After months of back and forth, the Federal Open Market Committee finally raised rates for the first tightening of monetary policy in nearly a decade, mollifying one source of angst for investors. The market greeted the hike as affirming a benign economic outlook for the U.S. economy. But for the year, the Fed’s actions took a back seat to the commodity price decline and credit-related issues. This divide can be seen by the breakeven performance in the Barclays U.S. Aggregate Index versus a -4.5% loss in the U.S. high-yield market in the last several months of the year. The market ended the year with very little movement in the intermediate part of the curve, and slightly higher rates on the short end relative to the long end. This flattening of the yield curve left the 2/30yr Treasury spread close to its lowest level in 12 months.

Heading into 2016, many of the challenges that weighed on the market last year remain. The theme of relative domestic strength and global weakness should remain prevalent throughout the first half of the year. U.S. monetary policy divergence with the rest of the world is likely to be an important influence on both the bond market and the economy. Fed activity may produce an elevated level of volatility, but we do not expect interest rates to increase meaningfully. A low inflationary environment, moderate economic growth and a cautious approach from the Fed should all contribute to keeping rates in the intermediate and long end of the curve fairly subdued. We maintain a relatively neutral duration and continue to prefer the intermediate part of the curve given the attractive carry and roll for the interest-rate risk assumed.

Despite a healthy economy, the fundamental and technical backdrop for corporate credit is challenging. Investors are particularly concerned about low market liquidity and redemption risk. Furthermore, the fortunes for large portions of the corporate bond market remain hostage to the bursting of the commodity cycle and slowing global growth. Defaults in the high-yield segment are expected to rise from 2.8% this year to 3.8% next year, driven by the energy sector, which could see its default rate approach 10%.

As we enter 2016, the big question on investors’ minds is whether there will be a broader contagion from the commodity rout. While developments in the credit markets bear close monitoring, we do not see a case for a more far-reaching credit crunch. The primary market remains open to most issuers and banks are sanguine about credit quality. However, given these challenges, we believe managing the risks and rebalancing portfolios accordingly will be the key for successful investing in the New Year. Along these lines, we continued to reduce our exposure to commodity prices and global growth within the Fund. The proceeds were invested into higher-quality mortgage-backed securities, taxable municipals and defensive investment-grade credits. We remain overweight investment grade corporates, which should outperform Treasuries in a moderate growth climate. The risk/return for this segment improved markedly throughout the course of the year as spreads widened amid record new issuance. We are slightly underweight the high-yield market. While we see attractive valuation in some sectors, weak technicals and challenging fundamentals will continue to weigh on the market. The outlook for the mortgage sector remains favorable due to solid technicals. We remain biased toward higher premium mortgage-backed securities because they should provide solid excess returns in a part of the curve that is susceptible to higher rates next year.

This commentary reflects the viewpoints of the portfolio manager, GW&K Investment Management, LLC as of December 31, 2015 and is not intended as a forecast or guarantee of future results.

5

AMG GW&K Enhanced Core Bond Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Enhanced Core Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the AMG Enhanced Core Bond Fund—Investor Class shares on December 31, 2005, with a $10,000 investment made in the Barclays U.S. Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Enhanced Core Bond Fund and the Barclays U.S. Aggregate Bond Index for the same time periods ended December 31, 2015.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K Enhanced Core Bond Fund [2,3,4,5]
Investor Class	(3.41)%	3.21%	4.85%	5.62%	01/02/97
Service Class	(3.30)%	—	—	0.98%	11/30/12
Class C6	(4.14)%	2.42%	4.06%	4.80%	03/05/98
Institutional Class	(3.15)%	3.47%	5.11%	6.02%	01/02/97
Barclays U.S. Aggregate Bond Index[7]	0.55%	3.25%	4.51%	5.45%	01/02/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Funds are distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2015. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	Fixed income funds are subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors.
[4]	Issuer of bonds may not be able to meet interest or principal payments when the bonds come due. High yield bonds (also known as “junk bonds”) are subject to additional risks such as the risk of default. The use of leverage in a Fund’s strategy can magnify relatively small market movements into relatively larger looses for the Fund. Factors unique to the municipal bond market may negatively affect the value in municipal bonds.
[5]	Changing interest rates may adversely affect the value of a fixed income investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[6]	Closed to new investments.
[7]	The Barclays U.S. Aggregate Bond Index is an index of the U.S. investment-grade, fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

6

AMG GW&K Enhanced Core Bond Fund

Fund Snapshots (unaudited)

December 31, 2015

PORTFOLIO BREAKDOWN

Sector	AMG GW&K Enhanced Core Bond Fund**
U.S. Government and Agency Obligations	42.6%
Industrials	31.5%
Financials	14.1%
Municipal Bonds	6.6%
Other Assets and Liabilities	5.2%

**	As a percentage of net assets.

Rating	AMG GW&K Enhanced Core Bond Fund***
U.S. Government and Agency Obligations	44.9%
Aaa	2.1%
Aa	9.1%
A	10.6%
Baa	22.8%
Ba	8.8%
B	1.7%

***	As a percentage of market value of fixed-income securities.

TOP TEN HOLDINGS

Security Name	% of Net Assets
United States Treasury Bond, 6.250%, 08/15/23*	6.9%
FNMA, 5.500%, 02/01/39*	3.8
FNMA, 4.500%, 05/01/39*	3.7
FHLMC Gold Pool, 5.000%, 10/01/36*	3.0
Microsoft Corp., 2.650%, 11/03/22	2.0
Burlington Northern Santa Fe LLC, 6.150%, 05/01/37*	2.0
Weyerhaeuser Co., 8.500%, 01/15/25*	2.0
The Goldman Sachs Group, Inc., 6.125%, 02/15/33*	2.0
California State General Obligation, School Improvements,
7.550%, 04/01/39*	2.0
CF Industries, Inc., 7.125%, 05/01/20*	1.9

Top Ten as a Group	29.3%

*	Top Ten Holdings as of June 30, 2015.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

AMG GW&K Enhanced Core Bond Fund

Schedule of Portfolio Investments

December 31, 2015

	Principal Amount	Value
Corporate Bonds and Notes—45.6%
Financials—14.1%
Ally Financial, Inc., 8.000%, 03/15/20	$775,000	$885,438
Crown Castle International Corp., 5.250%, 01/15/23	865,000	912,575
General Electric Capital Corp., GMTN, 6.000%, 08/07/19	775,000	878,381
The Goldman Sachs Group, Inc., 6.125%, 02/15/33	1,465,000	1,720,919
Host Hotels & Resorts, L.P., Series C, 4.750%, 03/01/23[1]	815,000	843,572
International Lease Finance Corp., 8.250%, 12/15/20	700,000	829,500
JPMorgan Chase & Co., Series S, 6.750%, 01/29/49[2]	799,000	871,909
Morgan Stanley, GMTN, 5.500%, 07/28/21	750,000	841,296
National Rural Utilities Cooperative Finance Corp., MTN, 3.250%, 11/01/25	875,000	872,422
Visa, Inc., 3.150%, 12/14/25	860,000	862,135
Wells Fargo & Co., Series U, 5.875%, 12/29/49[2]	839,000	884,096
Weyerhaeuser Co., 8.500%, 01/15/25	1,340,000	1,722,327
Total Financials		12,124,570
Industrials—31.5%
AbbVie, Inc., 3.200%, 11/06/22	930,000	916,823
Actavis Funding SCS, 3.800%, 03/15/25	1,000,000	996,808
American Axle & Manufacturing, Inc., 6.625%, 10/15/22	1,295,000	1,359,750
Automatic Data Processing, Inc., 3.375%, 09/15/25	846,000	863,473
Ball Corp., 5.250%, 07/01/25	575,000	590,094
BorgWarner, Inc., 3.375%, 03/15/25	1,000,000	945,888
Burlington Northern Santa Fe LLC, 6.150%, 05/01/37	1,465,000	1,722,814
CalAtlantic Group, Inc., 6.625%, 05/01/20	850,000	930,750
CF Industries, Inc., 7.125%, 05/01/20	1,435,000	1,620,798
CHS/Community Health Systems, Inc., 5.125%, 08/01/21	445,000	445,000
Comcast Corp., 7.050%, 03/15/33	660,000	852,921
CVS Health Corp., 4.875%, 07/20/35	1,030,000	1,066,780
Ford Motor Co., 7.450%, 07/16/31	670,000	828,825
Frontier Communications Corp., 8.875%, 09/15/20 (a)	500,000	507,500
General Motors Co., 6.250%, 10/02/43	1,000,000	1,060,106
Georgia-Pacific LLC, 8.000%, 01/15/24	668,000	846,069
HCA, Inc., 5.000%, 03/15/24	1,360,000	1,360,000
International Paper Co., 3.800%, 01/15/26[1]	935,000	923,107
Lear Corp., 5.375%, 03/15/24	450,000	464,625
McDonald’s Corp., MTN, 3.700%, 01/30/26	867,000	868,097
Microsoft Corp., 2.650%, 11/03/22	1,741,000	1,740,859
Owens Corning, 4.200%, 12/15/22	855,000	856,775
QVC, Inc., 5.125%, 07/02/22	830,000	828,485

The accompanying notes are an integral part of these financial statements.

8

AMG GW&K Enhanced Core Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials—31.5% (continued)
T-Mobile USA, Inc., 6.250%, 04/01/21	$1,000,000	$1,032,500
Tyson Foods, Inc., 4.875%, 08/15/34	845,000	865,018
United Rentals North America, Inc., 6.125%, 06/15/23	1,000,000	1,027,500
Verizon Communications, Inc., 5.150%, 09/15/23	830,000	913,902
Viacom, Inc., 6.875%, 04/30/36	675,000	670,468
Total Industrials		27,105,735
Total Corporate Bonds and Notes (cost $39,542,359)		39,230,305
Municipal Bonds—6.6%
California State General Obligation, School Improvements, 7.550%, 04/01/39	1,175,000	1,707,874
JobsOhio Beverage System, Series B, 3.985%, 01/01/29	880,000	915,922
Los Angeles Unified School District, School Improvements, 5.750%, 07/01/34	1,100,000	1,325,291
Metropolitan Transportation Authority Revenue, Build America Bonds, 6.668%, 11/15/39	685,000	895,699
New Jersey Economic Development Authority, Pension Funding, Series A, 7.425%, 02/15/29 (National Insured)[3]	770,000	879,902
Total Municipal Bonds (cost $5,771,959)		5,724,688
U.S. Government and Agency Obligations—42.6%
Federal Home Loan Banks—1.3%
FHLB, 2.125%, 05/27/21	1,160,000	1,162,022
Federal Home Loan Mortgage Corporation—5.0%
FHLMC Gold Pool,
4.500%, 10/01/39	682,022	735,995
5.000%, 06/01/26 to 10/01/36	3,254,989	3,546,679
Total Federal Home Loan Mortgage Corporation		4,282,674
Federal National Mortgage Association—26.2%
FNMA,
4.000%, 02/01/26 to 01/01/42	4,354,744	4,629,273
4.500%, 05/01/39 to 09/01/42	4,597,049	5,008,642
5.000%, 08/01/35	1,092,668	1,206,075
5.500%, 05/01/25 to 04/01/40	6,744,313	7,556,122
6.000%, 02/01/23 to 10/01/40	3,652,341	4,135,095
Total Federal National Mortgage Association		22,535,207
U.S. Treasury Obligations—10.1%
United States Treasury Bonds,
3.500%, 02/15/39	738,000	816,585
6.250%, 08/15/23	4,598,000	5,937,705
United States Treasury Notes,
2.250%, 11/15/24	1,469,000	1,468,483
3.500%, 05/15/20	426,000	458,108
Total U.S. Treasury Obligations		8,680,881
Total U.S. Government and Agency Obligations (cost $36,303,635)		36,660,784

The accompanying notes are an integral part of these financial statements.

9

AMG GW&K Enhanced Core Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Short-Term Investments—5.9%
Repurchase Agreements—1.6%[4]
Cantor Fitzgerald Securities, Inc., dated 12/31/15, due 01/04/16, 0.340%, total to be received $1,000,038 (collateralized by various U.S. Government Obligations, 0.000% - 10.500%, 01/15/16 - 09/01/49, totaling $1,020,000)	$1,000,000	$1,000,000
Daiwa Capital Markets America, dated 12/31/15, due 01/04/16, 0.350%, total to be received $376,595 (collateralized by various U.S. Government Agency Obligations, 0.000% - 7.500%, 01/21/16 - 02/01/49, totaling $384,112)	376,580	376,580
Total Repurchase Agreements		1,376,580
	Shares
Other Investment Companies—4.3%[5]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.26%	3,704,959	3,704,959
Total Short-Term Investments
(cost $5,081,539)		5,081,539
Total Investments—100.7% (cost $86,699,492)		86,697,316
Other Assets, less Liabilities—(0.7)%		(599,014)
Net Assets—100.0%		$86,098,302

The accompanying notes are an integral part of these financial statements.

10

AMG GW&K Municipal Bond Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2015, the AMG GW&K Municipal Bond Fund (Service Class) (the “Fund”) returned 3.77%, outperforming its benchmark, the Barclays 10-Year Municipal Bond Index (the Index), which returned 3.76%.

Municipal bonds posted surprisingly strong results late in 2015, defying the broader sell-off in other fixed-income markets. While Treasuries struggled with a U.S. Federal Reserve (the “Fed”) that turned decisively toward a year-end rate hike, municipal bonds were boosted by a steep decline in new issue volume, which coincided with a seasonal acceleration in coupon and reinvestment demand. Tax-exempt supply fell -24% from the fourth quarter of last year, driven by a 45% plunge in refunding transactions. The dropoff was a product of the major spike in refinancing activity in the first half of the year when borrowers were looking to get ahead of rising rates. Meanwhile, flows into tax-exempt funds were positive every week of the final quarter of 2015 and surged into year end, a welcome turnaround from the negative flows seen throughout the second and third quarters. These technical dynamics led to steady gains in an environment that was otherwise unfavorable towards bonds.

Recall that early in the fourth quarter of 2015, odds of a year-end rate hike were still under 30% due to slowing employment growth and the Fed’s hesitation to raise rates in the face of “recent global economic and financial developments.” It wasn’t until the October 28 Federal Open Market Committee meeting that sentiment flipped. Although rates were kept unchanged at that meeting, policy makers removed reference to global contagion and put a December liftoff squarely on the table. The following week, payrolls rebounded and the odds shot up to over 70%. When the hike finally came in mid-December, the first in nearly ten years, the market was well prepared and seemed relieved to get the uncertainty out of the way. Short Treasury rates moved higher by 40 basis points over the quarter. The longer end of the Treasury curve was up by half as much, held back by a deepening slump in commodity prices and the Fed’s emphasis on “gradual” rate increases going forward.

With tax-exempt yields hovering near and even higher than Treasury yields in late September, the stage was set for municipal bonds to outperform heading into year end. In fact, the ten-year municipal/Treasury ratio ended December at 85%, down a full 15 percentage points from October 1, the largest quarterly drop since 2011. Municipal bonds also benefited from a solid fundamental backdrop. State and local revenues continued to strengthen throughout the year, helped by steady employment growth, a surge in personal income tax collections and a recovery in the housing market. The troubles in Puerto Rico, which included the island’s first payment default and endless restructuring talks with creditors, bond insurers and even the U.S. Congress, never spilled over to the general market, unsurprising given the unique nature of the territory’s financial crisis. For the year, the Fund outperformed the benchmark with an overweight to bonds longer than the Index (3-4 years) the biggest contributor.

Looking ahead, we expect municipals to hold up well in what could be a choppy 2016. The challenges facing the space should be manageable. Pension funding will continue to test the financial discipline of the states, and in places like Illinois and New Jersey, we expect the situations to get worse before they get better. But unfunded liabilities have been on the mend recently and accounting reforms should prove useful in forcing the hands of reluctant officials to move toward better funding schemes. Relative valuations begin the year just below historical averages, but in periods of rising rates we would expect ratios to test their long-term lows. And while the national recovery is now almost seven years in length, most state and local governments have spent that time wisely, reining in spending, paring back debt and building a cushion against any turn in the cycle. Still, with the financial markets focused on Fed policy, commodity weakness and global turmoil, we can expect volatility to carry over into the new year. We stand ready to take advantage of any opportunities that emerge, whether related to duration positioning, liquidity disruptions or credit developments.

We enter 2016 with a duration modestly shorter than the benchmark. With inflation expectations near six-year lows and the world finally concerned about the threat of deflation, we could see some near-term opportunities to capture higher yields on even the smallest reversal in sentiment. And yet, waiting around for rates to rise is not a strategy, so we have been careful not to shed too much duration. Also, with liquidity becoming an increasing concern for dealers, regulators and market participants, our long-standing emphasis on large, widely-held credits and our deep experience with trading during all market conditions should give us a welcome edge. The Fund remains well diversified in terms of credit, structure and curve exposure.

This commentary reflects the viewpoints of GW&K Investment Management, LLC as of December 31, 2015 and is not intended as a forecast or guarantee of future results.

11

AMG GW&K Municipal Bond Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Municipal Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG GW&K Municipal Bond Fund—Service Class on June 30, 2009, to a $10,000 investment made in the Barclays 10-Year Municipal Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Municipal Bond Fund and the Barclays 10-Year Municipal Bond Index for the same time periods ended December 31, 2015.

	One	Five	Since	Inception
Average Annual Total Returns[1]	Year	Years	Inception	Date
AMG GW&K Municipal Bond Fund [2,3,4,5,6]
Investor Class	3.36%	5.02%	5.20%	6/30/09
Service Class	3.77%	5.33%	5.48%	6/30/09
Institutional Class	3.94%	5.54%	5.74%	6/30/09
Barclays 10-Year Municipal Bond Index[7]	3.76%	5.55%	5.71%	6/30/09	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Funds are distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2015. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors.
[4]	Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[5]	Issuer of bonds may not be able to meet interest of principal payments when the bonds come due. Factors unique to the municipal bond market may negatively affect the value in municipal bonds.
[6]	Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.
[7]	The Barclays 10-Year Municipal Bond Index is the 10 year (8-12) component of the Municipal bond index. It is a rules-based, market-value-weighted index engineered for the tax-exempt bond market. The Index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/BBB- or higher by at least two of the ratings agencies: Moody’s, S&P, Fitch. Unlike the Fund, the Barclays 10-Year Municipal Bond Index is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

12

AMG GW&K Municipal Bond Fund

Fund Snapshots (unaudited)

December 31, 2015

PORTFOLIO BREAKDOWN

AMG GW&K Municipal
Sector	Bond Fund**
General Obligation	30.1%
Transportation	20.5%
Utilities	18.6%
Public Services	9.6%
Education	8.2%
Cash	3.4%
Tax	3.4%
Industrial Development	2.3%
Lease/Rent	2.2%
Certificate of Participation	1.6%
Healthcare	1.3%
State and Non-State Appropriated Tobacco	0.0%
Other Assets and Liabilities	(1.2)%

**	As a percentage of net assets.

AMG GW&K Municipal
Rating	Bond Fund***
Aaa	29.8%
Aa	57.0%
A	11.3%
Baa	1.9%

***	As a percentage of market value of fixed-income securities.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Maryland State, General Obligation, University and College Improvements, Series B, 5.000%, 08/01/23	3.0%
Arizona Water Infrastructure Finance Authority, Water Quality Revenue, Series A, 5.000%, 10/01/26	2.3
New York City Transitional Finance Authority, Future Tax Secured Revenue, Series C, 5.000%, 11/01/23	2.0
Minnesota State General Obligation, Series D, 5.000%, 08/01/24	1.9
Ohio Water Development Authority, Water Pollution Control Loan Fund, 5.000%, 06/01/23*	1.9
Minnesota State General Obligation, Series D, 5.000%, 08/01/22	1.9
Ohio State General Obligation, Series A, 5.000%, 09/15/22*	1.8
New York City General Obligation, Series I, 5.000%, 08/01/24	1.6
University of California, College and University Revenue, Series I, 5.000%, 05/15/26	1.5
Los Angeles Unified School District General Obligation, Series A, 5.000%, 07/01/23	1.5

Top Ten as a Group	19.4%

*	Top Ten Holdings as of June 30, 2015.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

13

AMG GW&K Municipal Bond Fund

Fund Snapshots (continued)

December 31, 2015

STATE BREAKDOWN

% of
State	Net Assets
Texas	12.2%
New York	11.0%
Ohio	7.8%
California	6.0%
Washington	5.8%
Wisconsin	5.8%
Illinois	5.1%
Massachusetts	4.6%
Arizona	4.5%
Georgia	4.0%
Minnesota	3.8%
North Carolina	3.5%
Missouri	3.0%
Maryland	3.0%

% of
State	Net Assets
Florida	2.8%
District of Columbia	2.6%
New Jersey	2.5%
Virginia	1.9%
Pennsylvania	1.7%
Oregon	1.3%
Connecticut	1.3%
Colorado	0.9%
Michigan	0.9%
Idaho	0.8%
Kentucky	0.4%
Other Assets and Liabilities	2.8%

100%

14

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments

December 31, 2015

	Principal Amount	Value
Municipal Bonds—97.2%
Arizona—4.5%
Arizona Health Facilities Authority, Scottsdale Lincoln Hospital Revenue, 5.000%, 12/01/26	$2,560,000	$3,029,786
Arizona School Facilities Board COPS, Series A, 5.000%, 09/01/21	5,000,000	5,894,450
Arizona Transportation Board, Subordinated Highway Revenue, Series 2013 A, 5.000%, 07/01/22	4,255,000	5,125,488
Arizona Water Infrastructure Finance Authority, Water Quality Revenue, Series A, 5.000%, 10/01/26	15,000,000	18,644,400
Phoenix Civic Improvement Corp., Water Utility Improvements, Series A, 5.000%, 07/01/22	3,650,000	4,173,300
Total Arizona		36,867,424
California—6.0%
California State Public Works Board, Series F, 5.000%, 05/01/25	6,000,000	7,482,900
California State Public Works Board, Series H, 5.000%, 12/01/26	8,500,000	10,538,895
California State Tax Exempt General Obligation, 5.000%, 03/01/24	5,000,000	6,195,250
Los Angeles Unified School District General Obligation, Series A, 5.000%, 07/01/23	10,000,000	12,334,200
University of California, College and University Revenue, Series I, 5.000%, 05/15/26	10,000,000	12,471,200
Total California		49,022,445
Colorado—0.9%
Regional Transportation District County COPS, Series A, 5.000%, 06/01/24	6,000,000	7,182,540
Connecticut—1.3%
State of Connecticut Special Tax Revenue, Series A, 5.000%, 08/01/24	3,400,000	4,169,556
State of Connecticut Special Tax Revenue, Transit Infrastructure, 5.000%, 08/01/24	5,340,000	6,548,656
Total Connecticut		10,718,212
District of Columbia—2.6%
District of Columbia Water & Sewer Authority Public Utility Revenue, Sub Lien, Series C, 5.000%, 10/01/21	5,000,000	5,955,250
District of Columbia Water & Sewer Authority Public Utility Revenue, Sub Lien, Series C, 5.000%, 10/01/24	5,475,000	6,543,227
District of Columbia, Series A, 5.000%, 06/01/24	7,250,000	8,968,685
Total District of Columbia		21,467,162
Florida—2.8%
Florida State Board of Education, Series D, 5.000%, 06/01/24	6,565,000	7,764,294
Miami-Dade Water & Sewer System Revenue, 5.000%, 10/01/24	5,000,000	6,133,750
Miami-Dade Water & Sewer System Revenue, 5.000%, 10/01/25	5,085,000	6,296,349
Reedy Creek Improvement District, Utility Revenue, Series 1, 5.000%, 10/01/25	2,000,000	2,372,840
Total Florida		22,567,233
Georgia—4.0%
Atlanta Water & Wastewater Revenue, 5.000%, 11/01/25	8,730,000	10,854,184
Georgia State University & College Improvements, Series A, 5.000%, 02/01/26	4,230,000	5,309,665
Georgia State University & College Improvements, Series A—Tranche 2, 5.000%, 07/01/24	5,000,000	6,039,950
Georgia State, Series E-2, 5.000%, 09/01/21	8,385,000	10,045,146
Total Georgia		32,248,945
Idaho—0.8%
Idaho Housing & Finance Association, 5.000%, 07/15/23	5,770,000	6,836,411

The accompanying notes are an integral part of these financial statements.

15

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Illinois—5.1%
Chicago O’Hare International Airport, Series B, 5.000%, 01/01/28	$10,500,000	$12,323,955
Illinois State Finance Authority Revenue, University of Chicago, Series A, 5.000%, 10/01/23	5,105,000	6,181,185
Illinois State Toll Highway Authority, Series A, 5.000%, 12/01/22	3,590,000	4,283,660
Illinois State Toll Highway Authority, Series A, 5.000%, 12/01/31[6]	7,295,000	8,660,989
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series 2012 B, 5.000%, 12/15/22	2,095,000	2,415,305
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series A, 5.500%, 06/15/29 (National Insured)[3]	6,170,000	7,341,375
Total Illinois		41,206,469
Kentucky—0.4%
Kentucky Turnpike Authority Revenue, Revitalization Projects, Series A, 5.000%, 07/01/23	2,750,000	3,017,300
Maryland—3.0%
Maryland State, General Obligation, University and College Improvements, Series B, 5.000%, 08/01/23	20,000,000	24,224,200
Massachusetts—4.6%
Massachusetts School Building Authority, 5.000%, 08/15/25	5,000,000	6,013,300
Massachusetts State Department of Taxation and Finance, Series F, 5.000%, 11/01/24	10,000,000	12,152,100
Massachusetts State Development Finance Agency, Boston College, Series P, 5.000%, 07/01/21	3,090,000	3,278,984
Massachusetts State Development Finance Agency, Boston College, Series S, 5.000%, 07/01/23	5,645,000	6,918,117
Massachusetts State Development Finance Agency, Lahey Clinic Obligations, Series F, 5.000%, 08/15/45	2,560,000	2,897,741
University of Massachusetts Building Authority, Series 2, 5.000%, 11/01/21	5,000,000	5,971,650
Total Massachusetts		37,231,892
Michigan—0.9%
Michigan State Building Authority Revenue, Series I, 5.000%, 04/15/27	5,700,000	6,906,804
Minnesota—3.8%
Minnesota State General Obligation, Series D, 5.000%, 08/01/22	12,500,000	15,201,000
Minnesota State General Obligation, Series D, 5.000%, 08/01/24	12,555,000	15,720,743
Total Minnesota		30,921,743
Missouri—3.0%
Missouri Highway & Transportation Commission: Fuel Sales Tax Revenue, Series A, 5.000%, 05/01/22	10,000,000	12,115,900
Missouri Highway & Transportation Commission: Fuel Sales Tax Revenue, Series A, 5.000%, 05/01/23	10,000,000	12,285,100
Total Missouri		24,401,000
New Jersey—2.5%
New Jersey Economic Development Authority, Schools Facilities Construction, Series 2013 NN, 5.000%, 03/01/21	1,935,000	2,115,516
New Jersey Economic Development Authority, Schools Facilities Construction, Series II, 5.000%, 03/01/22	2,175,000	2,388,172
New Jersey Economic Development Authority, Schools Facilities Construction, Series NN, 5.000%, 03/01/26	2,640,000	2,864,189
New Jersey Economic Development Authority, Tobacco and Liquor Tax Revenue, 5.000%, 06/15/20	2,000,000	2,186,900
New Jersey State Turnpike Authority Revenue, Series 2012 B, 5.000%, 01/01/24	2,790,000	3,323,169
New Jersey State Turnpike Authority Revenue, Series A, 5.000%, 01/01/24	4,925,000	5,869,073
New Jersey Transportation Trust Fund Authority, Series 2011 A, 5.250%, 06/15/24	1,165,000	1,275,465
Total New Jersey		20,022,484

The accompanying notes are an integral part of these financial statements.

16

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
New York—11.0%
Metropolitan Transportation Authority, Transit Revenue, Series C, 5.000%, 11/15/21	$5,185,000	$6,144,692
New York City General Obligation, Series G, 5.000%, 08/01/23	5,000,000	6,099,750
New York City General Obligation, Series I, 5.000%, 08/01/24	10,760,000	12,928,570
New York City Transitional Finance Authority, Future Tax Secured Revenue, Series C, 5.000%, 11/01/23	13,425,000	16,490,196
New York City Transitional Finance Authority, Future Tax Secured Revenue, Series D, 5.000%, 11/01/22	5,115,000	5,905,012
New York City Water & Sewer System Revenue, Series FF, 5.000%, 06/15/25	6,910,000	7,967,921
New York State Dormitory Authority, Personal Income Tax Revenue, Series A, 5.000%, 02/15/25	5,000,000	6,100,800
New York State Dormitory Authority, Sales Tax Revenue, Series A, 5.000%, 03/15/21	10,000,000	11,796,400
New York State Thruway Authority, General Revenue, Junior Indebtedness, Series A, 5.000%, 05/01/19	5,000,000	5,607,700
New York State Urban Development Corp., General Revenue, Series A, 5.000%, 01/01/21	8,900,000	10,190,055
Total New York		89,231,096
North Carolina—3.5%
North Carolina Limited Obligation, Series C, 5.000%, 05/01/24	8,375,000	10,363,979
North Carolina Municipal Power Agency No 1, Electric, Power and Light Revenue, Series A, 5.000%, 01/01/27	5,025,000	6,134,068
North Carolina State Grant Anticipation Revenue, 5.000%, 03/01/23	3,275,000	3,873,998
North Carolina State Limited Obligation, Series C, 5.000%, 05/01/23	6,575,000	8,062,199
Total North Carolina		28,434,244
Ohio—7.8%
Ohio State General Obligation, Common Schools, Series B, 5.000%, 03/15/25	5,000,000	5,939,150
Ohio State General Obligation, Series A, 5.000%, 09/15/22	12,140,000	14,749,129
Ohio State General Obligation, Series R, 5.000%, 05/01/21	5,215,000	6,179,931
Ohio State General Obligation, University & College Improvements, Series C, 5.000%, 11/01/26	8,545,000	10,550,853
Ohio Water Development Authority, Water Pollution Control Loan Fund, 5.000%, 06/01/23	12,500,000	15,387,000
Ohio Water Development Authority, Water Pollution Control Loan Fund, Series 2015A, 5.000%, 06/01/25[6]	8,000,000	10,090,720
Total Ohio		62,896,783
Oregon—1.3%
Oregon State Lottery Revenue, Series C, 5.000%, 04/01/22	4,000,000	4,835,720
Oregon State Lottery Revenue, Series D, 5.000%, 04/01/21	5,000,000	5,930,650
Total Oregon		10,766,370
Pennsylvania—1.7%
Pennsylvania Economic Development Financing Authority Revenue, Series 2012 B, 5.000%, 07/01/21	5,740,000	6,189,212
Philadelphia Gas Works Co., Natural Gas Revenue, 5.000%, 08/01/24	6,400,000	7,643,520
Total Pennsylvania		13,832,732
Texas—12.2%
Central Texas Turnpike System Transportation Commission, Series C, 5.000%, 08/15/31	9,000,000	10,283,040
City of Austin TX Water & Wastewater System Revenue, Series A, 5.000%, 11/15/22	7,790,000	9,436,183
City of Dallas TX Waterworks & Sewer System Revenue, Series A, 5.000%, 10/01/22	5,000,000	6,056,500
City Public Service Board of San Antonio TX, Series A, 5.250%, 02/01/24	2,320,000	2,597,820
Cypress-Fairbanks Independent School District, Series C, 5.000%, 02/15/23	5,000,000	6,089,100

The accompanying notes are an integral part of these financial statements.

17

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Texas—12.2% (continued)
Houston Combined Utility System Revenue, 1st Lien, Series C, 5.000%, 05/15/21	$5,850,000	$6,900,309
North Texas Tollway Authority Revenue, Special Projects System, 1st Tier, Series A, 5.000%, 01/01/25	5,260,000	6,324,729
North Texas Tollway Authority Revenue, Special Projects System, Series D, 5.250%, 09/01/27	10,165,000	12,071,649
San Antonio Electric & Gas Revenue, Series A, 5.250%, 02/01/25	5,075,000	5,681,107
Spring Branch Independent School District, Series A, 5.000%, 02/01/21	8,650,000	10,159,425
Texas State A&M University, Series A, 5.000%, 05/15/22	5,730,000	6,899,378
Texas Transportation Commission Fund, Series A, 5.000%, 04/01/27	5,000,000	5,946,200
Texas Transportation Commission State Highway Fund, Series A, 5.000%, 04/01/23	5,000,000	6,118,850
The University of Texas System Financing Revenue, Series A, 5.000%, 08/15/22	4,185,000	4,797,014
Total Texas		99,361,304
Virginia—1.9%
Virginia College Building Authority, 21st Century College & Equipment, 5.000%, 02/01/21	5,000,000	5,888,600
Virginia College Building Authority, Series B, 5.000%, 09/01/23	5,350,000	6,568,676
Virginia Public Building Authority, Correctional Facilities Revenue, Series B, 5.000%, 08/01/24	2,320,000	2,629,720
Total Virginia		15,086,996
Washington—5.8%
City of Seattle WA Municipal Light & Power Revenue, Series A, 5.000%, 02/01/23	2,175,000	2,525,632
City of Seattle WA Municipal Light & Power Revenue, Series B, 5.000%, 02/01/23	5,565,000	6,378,492
Energy Northwest Washington Electric Revenue, Columbia Generating Station, Series A, 5.000%, 07/01/21	5,035,000	5,983,091
King County Sewer Revenue, Series B, 5.000%, 01/01/24	5,175,000	6,042,020
Washington Health Care Facilities Authority Multicare Health System, Series B, 5.000%, 08/15/23	3,940,000	4,736,432
Washington State General Obligation, Miscellaneous Revenue, Series R-2015C, 5.000%, 07/01/21	5,515,000	6,553,474
Washington State General Obligation, Motor Vehicle Fuel Tax, Series C, 5.000%, 02/01/24	5,335,000	6,584,777
Washington State Generation Obligation, Series 2016A, 5.000%, 07/01/21	7,250,000	8,615,175
Total Washington		47,419,093
Wisconsin—5.8%
Wisconsin State Revenue, Department of Transportation, Series 1, 5.000%, 07/01/21	5,000,000	5,953,150
Wisconsin State Revenue, Department of Transportation, Series 1, 5.000%, 07/01/25	3,005,000	3,645,185
Wisconsin State Revenue, Department of Transportation, Series A, 5.000%, 07/01/22	9,805,000	11,864,736
Wisconsin State Revenue, Department of Transportation, Series A, 5.000%, 07/01/24	6,085,000	7,567,732
Wisconsin State, Series 2, 5.000%, 05/01/24	3,170,000	3,813,161
Wisconsin State, Series 4, 5.000%, 05/01/25	6,015,000	7,461,728
Wisconsin State, Series A, 5.000%, 05/01/23	6,000,000	7,076,400
Total Wisconsin		47,382,092
Total Municipal Bonds (cost $773,120,864)		789,252,974

The accompanying notes are an integral part of these financial statements.

18

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Other Investment Companies—3.4%[5]
Fidelity Institutional Money Market Tax Exempt Portfolio, Institutional Class, 0.01%[7] (cost $27,361,706)	27,361,706	$27,361,706
Total Investments—100.6% (cost $800,482,570)		816,614,680
Other Assets, less Liabilities—(0.6)%		(4,809,147)
Net Assets—100.0%		$811,805,533

The accompanying notes are an integral part of these financial statements.

19

AMG GW&K Municipal Enhanced Yield Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2015, the AMG GW&K Municipal Enhanced Yield Fund (Institutional Class) (the “Fund”) returned 4.15%, modestly underperforming the Barclays U.S. Municipal Bond BAA Index, which returned 4.25%.

Municipal bonds posted surprisingly strong results late in 2015, defying the broader sell-off in other fixed-income markets. While Treasuries struggled with a U.S. Federal reserve (the “Fed”) that turned decisively toward a year-end rate hike, municipal bonds were boosted by a steep decline in new issue volume, which coincided with a seasonal acceleration in coupon and reinvestment demand. Tax-exempt supply fell -24% from the fourth quarter of last year, driven by a 45% plunge in refunding transactions. The drop-off was a product of the major spike in refinancing activity in the first half of the year when borrowers were looking to get ahead of rising rates. Meanwhile, flows into tax-exempt funds were positive every week of the final quarter of 2015 and surged into year end, a welcome turnaround from the negative flows seen throughout the second and third quarters. These technical dynamics led to steady gains in an environment that was otherwise unfavorable towards bonds.

Recall that early in the fourth quarter of 2015, odds of a year-end rate hike were still under 30% due to slowing employment growth and the Fed’s hesitation to raise rates in the face of “recent global economic and financial developments.” It wasn’t until the October 28 Federal Open Market Committee meeting that sentiment flipped. Although rates were kept unchanged at that meeting, policy makers removed reference to global contagion and put a December lift-off squarely on the table. The following week, payrolls rebounded and the odds shot up to over 70%. When the hike finally came in mid-December, the first in nearly ten years, the market was well prepared and seemed relieved to get the uncertainty out of the way. Short Treasury rates moved higher by 40 basis points over the quarter. The longer end of the Treasury curve was up by half as much, held back by a deepening slump in commodity prices and the Fed’s emphasis on “gradual” rate increases going forward.

With tax-exempt yields hovering near and even higher than Treasury yields in late September, the stage was set for municipal bonds to outperform heading into year end. In fact, the ten-year municipal/Treasury ratio ended December at 85%, down a full 15 percentage points from October 1, the largest quarterly drop since 2011. Municipal bonds also benefited from a solid fundamental backdrop. State and local revenues continued to strengthen throughout the year, helped by steady employment growth, a surge in personal income tax collections and a recovery in the housing market. The troubles in Puerto Rico, which included the island’s first payment default and endless restructuring talks with creditors, bond insurers and even the U.S. Congress, never spilled over to the general market, unsurprising given the unique nature of the territory’s financial crisis.

For the year, the Fund performed in line with the benchmark. An overweight to longer maturities aided performance as rates declined on the long end. An underweight to zero coupon bonds and bonds that were recently pre-refunded detracted from performance.

Looking ahead, we expect municipals to hold up well in what could be a choppy 2016. The challenges facing the space should be manageable. Pension funding will continue to test the financial discipline of the states, and in places like Illinois and New Jersey, we expect the situations to get worse before they get better. But unfunded liabilities have been on the mend recently and accounting reforms should prove useful in forcing the hands of reluctant officials to move toward better funding schemes. Relative valuations begin the year just below historical averages, but in periods of rising rates we would expect ratios to test their long-term lows. And while the national recovery is now almost seven years in length, most state and local governments have spent that time wisely, reining in spending, paring back debt and building a cushion against any turn in the cycle. Still, with the financial markets focused on Fed policy, commodity weakness and global turmoil, we can expect volatility to carry over into the New Year. We stand ready to take advantage of any opportunities that emerge, whether related to duration positioning, liquidity disruptions or credit developments.

We enter 2016 with a duration modestly shorter than the benchmark. With inflation expectations near six-year lows and the world finally concerned about the threat of deflation, we could see some near-term opportunities to capture higher yields on even the smallest reversal in sentiment. And yet, waiting around for rates to rise is not a strategy, so we have been careful not to shed too much duration. Also, with liquidity becoming an increasing concern for dealers, regulators and market participants, our long-standing emphasis on large, widely-held credits and our deep experience with trading during all market conditions should give us a welcome edge. The Fund remains well diversified in terms of credit, structure and curve exposure.

This commentary reflects the viewpoints of the GW&K Investment Management, LLC as of December 31, 2015 and is not intended as a forecast or guarantee of future results.

20

AMG GW&K Municipal Enhanced Yield Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Municipal Enhanced Yield Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG GW&K Municipal Enhanced Yield Fund—Institutional Class on December 31, 2005, to a $10,000 investment made in the Barclays U.S. Municipal Bond BAA Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Municipal Enhanced Yield Fund and the Barclays U.S. Municipal Bond BAA Index for the same time periods ended December 31, 2015.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K Municipal Enhanced Yield Fund [2,3,4,5,6,7,8,9,10]
Investor Class	3.57%	7.50%	—	7.92%	7/27/09
Service Class	4.07%	7.80%	—	8.21%	7/27/09
Institutional Class	4.15%	7.96%	4.92%	4.92%	12/30/05
Barclays U.S. Municipal Bond BAA Index[11]	4.25%	6.35%	3.90%	3.90%	12/30/05	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Funds are distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2015. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors
[4]	Issuer of bonds may not be able to meet interest or principal payments when the bonds come due.
[5]	High yield bonds (also known as “junk bonds”) are subject to increased risks such as the risk of default.
[6]	The use of leverage in a Fund’s strategy can magnify relatively small market movements into relatively larger losses for the Fund.
[7]	Factors unique to the municipal bond market may negatively affect the value in municipal bonds.
[8]	Changing interest rates may adversely affect the value of a fixed income investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[9]	Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.
[10]	The performance shown includes that of the predecessor Fund, the BNY Hamilton Municipal Enhanced Yield Fund, a series of BNY Hamilton Funds, Inc., which was reorganized into the GW&K Municipal Enhanced Yield Fund, a series of AMG Funds, as of the close of business on November 7, 2008.
[11]	The Barclays U.S. Municipal Bond BAA Index is a subset of the Barclays Capital Municipal Bond Index with an index rating of Baa1, Baa2, or Baa3. The Barclays Capital Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. Unlike the Fund, the Barclays U.S. Municipal Bond Index is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

21

AMG GW&K Municipal Enhanced Yield Fund

Fund Snapshots (unaudited)

December 31, 2015

PORTFOLIO BREAKDOWN

AMG GW&K Municipal
Sector	Enhanced Yield Fund**
Healthcare	30.6%
Transportation	27.5%
Utilities	14.3%
Education	5.9%
Industrial Development	4.9%
State and Non-State Appropriated Tobacco	4.5%
Tax	4.3%
General Obligation	3.0%
Other	2.2%
Public Services	1.5%
Cash	0.2%
Other Assets and Liabilities	1.1%

**	As a percentage of net assets.

AMG GW&K Municipal
Rating	Enhanced Yield Fund***
Aa	6.6%
A	45.6%
BBB	47.8%

***	As a percentage of market value of fixed-income securities.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Massachusetts Development Finance Agency, Lahey Clinic Obligations, Series F, 5.000%, 08/15/45	3.7%
Central Texas Turnpike System, Series C, 5.000%, 08/15/42*	3.3
New Jersey Turnpike Authority, Series E. 5.000%, 01/01/45	3.0
Louisiana Local Government Environmental Facilities and Community Development Authority Hospital Revenue, Series 2010 A, 5.880%, 10/01/40*	2.6
Atlanta Water & Wastewater Revenue, 5.000%, 11/01/40	2.6
Miami Beach Health Facilities Authority, Mt. Sinai Medical Center, 5.000%, 11/15/39*	2.5
Wisconsin Health & Educational Facilities Authority, ProHealth Care Obligation Group, 5.000%, 08/15/39	2.5
Pennsylvania Economic Development Financing Authority, PA Bridges FINCO LP, 5.000%, 06/30/42*	2.5
Metropolitan Transportation Authority, 5.000%, 11/15/40	2.5
University of Kansas Hospital Authority, Kansas University Health System, 5.000%, 09/01/45	2.4

Top Ten as a Group	27.6%

*	Top Ten Holdings as of June 30, 2015.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

22

AMG GW&K Municipal Enhanced Yield Fund

Fund Snapshots (continued)

December 31, 2015

STATE BREAKDOWN

% of
State	Net Assets
Texas	13.3%
Illinois	12.2%
New Jersey	10.6%
Florida	8.4%
New York	6.6%
Massachusetts	5.5%
Louisiana	4.6%
Pennsylvania	4.5%
District of Columbia	4.3%
Michigan	2.7%
Georgia	2.6%
Wisconsin	2.5%
Kansas	2.4%
West Virginia	2.4%

% of
State	Net Assets
Rhode Island	2.4%
Nebraska	2.3%
California	2.2%
Colorado	2.2%
Kentucky	2.0%
Virginia	1.8%
New Hampshire	1.8%
Tennessee	1.2%
Other Assets and Liabilities	1.5%

100%

23

AMG GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments

December 31, 2015

	Principal Amount	Value
Municipal Bonds—98.5%
California—2.2%
M-S-R Energy Authority, Natural Gas Revenue, Series C, 6.500%, 11/01/39	$3,635,000	$5,106,557
Colorado—2.2%
Public Authority for Colorado Energy Natural Gas Purchase Revenue, Series 2008, 6.500%, 11/15/38	3,760,000	5,069,871
District of Columbia—4.3%
District of Columbia Hospital Revenue, Children’s Hospital, 5.000%, 07/15/44	5,000,000	5,674,750
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Dulles Metrorail and Capital Improvement Project, Series A, 5.000%, 10/01/53	4,195,000	4,483,952
Total District of Columbia		10,158,702
Florida—8.4%
Alachua County Health Facilities Authority, Shands Teaching Hospital & Clinics, 5.000%, 12/01/44	5,075,000	5,583,515
Martin County Health Facilities Authority, Martin Memorial Medical Center, 5.500%, 11/15/42	4,410,000	4,883,149
Miami Beach Health Facilities Authority, Mt. Sinai Medical Center, 5.000%, 11/15/39	5,355,000	5,859,548
Tampa Revenue, University of Tampa, 5.000%, 04/01/45	3,000,000	3,241,620
Total Florida		19,567,832
Georgia—2.6%
Atlanta Water & Wastewater Revenue, 5.000%, 11/01/40	5,245,000	6,064,426
Illinois—12.2%
Chicago O’Hare International Airport, Series C, 5.000%, 01/01/46	2,250,000	2,446,763
Chicago O’Hare International Airport, Series D, 5.000%, 01/01/46	3,820,000	4,242,950
Illinois State General Obligation, 5.000%, 02/01/39	3,740,000	3,911,591
Illinois State General Obligation, 5.500%, 07/01/38	2,785,000	3,015,487
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series 2012 A, 5.000%, 06/15/42	4,785,000	4,979,797
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series B, 5.000%, 06/15/52	4,865,000	5,027,053
Railsplitter Tobacco Settlement Authority Revenue, 6.000%, 06/01/28	4,150,000	4,905,010
Total Illinois		28,528,651
Kansas—2.4%
University of Kansas Hospital Authority, Kansas University Health System, 5.000%, 09/01/45	5,080,000	5,721,553
Kentucky—2.0%
Kentucky Economic Development Finance Authority, Telecommunications Revenue, 5.000%, 07/01/40	1,250,000	1,349,912
Kentucky Economic Development Finance Authority, Telecommunications Revenue, 5.000%, 01/01/45	3,085,000	3,313,938
Total Kentucky		4,663,850
Louisiana—4.6%
Louisiana Local Government Environmental Facilities and Community Development Authority Hospital Revenue, Series 2010 A, 5.875%, 10/01/40	5,260,000	6,117,012
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, 5.000%, 05/15/47	4,235,000	4,552,413
Total Louisiana		10,669,425
Massachusetts—5.5%
Massachusetts Development Finance Agency, Lahey Clinic Obligations, Series F, 5.000%, 08/15/45	7,735,000	8,755,479

The accompanying notes are an integral part of these financial statements.

24

AMG GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Massachusetts—5.5% (continued)
Massachusetts Health and Educational Facilities Authority Revenue, Suffolk University, Series 2009 A, 5.750%, 07/01/39	$3,760,000	$4,177,473
Total Massachusetts		12,932,952
Michigan—2.7%
Michigan State Building Authority Revenue, Facilities Program, Series I, 5.000%, 10/15/45	3,000,000	3,409,590
Michigan State Hospital Finance Authority Revenue, Henry Ford Health System, Series 2009, 5.750%, 11/15/39	2,495,000	2,838,686
Total Michigan		6,248,276
Nebraska—2.3%
Central Plains Energy Project, Natural Gas Revenue, 5.000%, 09/01/42	5,010,000	5,396,872
New Hampshire—1.8%
New Hampshire Health and Education Facilities Authority, Southern New Hampshire University, 5.000%, 01/01/42	4,000,000	4,152,800
New Jersey—10.6%
New Jersey Economic Development Authority, School Improvements Revenue, Series WW, 5.250%, 06/15/40	2,000,000	2,083,040
New Jersey Economic Development Authority, Tobacco and Liquor Tax Revenue, 5.000%, 06/15/28	1,020,000	1,087,534
New Jersey Economic Development Authority, Tobacco and Liquor Tax Revenue, 5.000%, 06/15/29	1,000,000	1,060,930
New Jersey Economic Development Authority, UMM Energy Partners, Series 2012 A, 5.125%, 06/15/43	4,450,000	4,672,411
New Jersey Health Care Facilities Financing Authority Revenue and Refunding, Barnabas Health Issue, Series 2011 A, 5.625%, 07/01/32	2,000,000	2,325,220
New Jersey Transportation Trust Fund Authority, Series A, 5.000%, 06/15/42	3,275,000	3,427,091
New Jersey Transportation Trust Fund Authority, Series AA, 5.000%, 06/15/45	1,700,000	1,775,395
New Jersey Transportation Trust Fund Authority, Series AA, 5.250%, 06/15/41	1,250,000	1,344,338
New Jersey Turnpike Authority, Series E, 5.000%, 01/01/45	6,205,000	7,034,981
Total New Jersey		24,810,940
New York—6.6%
Long Island Power Authority, Electric Light & Power Improvements, Series A, 5.000%, 09/01/44	2,820,000	3,173,656
Long Island Power Authority, Series B, 5.000%, 09/01/45	4,210,000	4,760,163
Metropolitan Transportation Authority, 5.000%, 11/15/40	5,000,000	5,727,050
Port Authority of New York and New Jersey Special Project, JFK International Air Terminal LLC Project, Series 2010, 6.000%, 12/01/42	1,565,000	1,823,303
Total New York		15,484,172
Pennsylvania—4.5%
Lycoming County Authority Health System Revenue, Susquehanna Health System Project, Series 2009 A, 5.750%, 07/01/39	4,330,000	4,675,144
Pennsylvania Economic Development Financing Authority, PA Bridges FINCO LP, 5.000%, 06/30/42	5,250,000	5,733,578
Total Pennsylvania		10,408,722
Rhode Island—2.4%
Tobacco Settlement Financing Corp., Series A, 5.000%, 06/01/35	2,000,000	2,123,160
Tobacco Settlement Financing Corp., Series A, 5.000%, 06/01/40	3,325,000	3,477,119
Total Rhode Island		5,600,279
Tennessee—1.2%
Chattanooga-Hamilton County Hospital Authority, 5.000%, 10/01/44	2,675,000	2,876,561

The accompanying notes are an integral part of these financial statements.

25

AMG GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Texas—13.3%
Central Texas Regional Mobility Authority Senior Lien Revenue, Series 2011, 6.000%, 01/01/41	$3,505,000	$4,083,851
Central Texas Regional Mobility Authority Senior Lien Revenue, Series A, 5.000%, 01/01/43	1,500,000	1,612,380
Central Texas Turnpike System, Series C, 5.000%, 08/15/42	7,000,000	7,785,330
Grand Parkway Transportation Corp. 1st Tier Toll Revenue, Series A, 5.500%, 04/01/53	3,780,000	4,156,450
New Hope Cultural Education Facilities Corp., College Station Project, Series A, 5.000%, 07/01/47	4,950,000	5,104,638
North Texas Tollway Authority, Highway Tolls Revenue, Series B, 5.000%, 01/01/40	3,900,000	4,349,280
Texas Municipal Gas Acquisition & Supply Corp. Gas Supply Revenue, Senior Lien Series 2008 D, 6.250%, 12/15/26	3,130,000	3,861,825
Total Texas		30,953,754
Virginia—1.8%
Chesapeake City Expressway Toll Road Revenue, Series 2012 A, 5.000%, 07/15/47	4,000,000	4,253,640
West Virginia—2.4%
West Virginia Hospital Finance Authority, West Virginia United Health Systems Obligation Group, Series A, 5.500%, 06/01/44	5,000,000	5,667,950
Wisconsin—2.5%
Wisconsin Health & Educational Facilities Authority, ProHealth Care Obligation Group, 5.000%, 08/15/39	5,240,000	5,826,670
Total Municipal Bonds (cost $221,619,753)		230,164,455

	Shares
Other Investment Companies—0.3%[5]
Fidelity Institutional Money Market Tax Exempt Portfolio, Institutional Class, 0.01% (cost $549,037)	549,037	549,037
Total Investments—98.8% (cost $222,168,790)		230,713,492
Other Assets, less Liabilities—1.2%		2,879,232
Net Assets—100.0%		$233,592,724

The accompanying notes are an integral part of these financial statements.

26

AMG GW&K Small Cap Core Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2015, the AMG GW&K Small Cap Core Fund (Investor Class) (the “Fund”) returned (3.02)%, outperforming the Russell 2000® Index, which returned (4.41)%.

It is hard to determine what Americans wasted more time contemplating in 2015: 1) the potential improper inflation of footballs, 2) the presidential prospects of Donald Trump, or 3) whether the U.S. Federal Reserve (the “Fed”) would raise the fed funds rate target. While the final outcomes for items one and two have amazingly still not been resolved, we can at least stop debating whether the Fed will begin normalizing monetary policy. The investment community’s hyper-focus on the Fed and potential lift-off had a widespread impact on the results of many asset classes. Treasury rates in general climbed during 2015, as did the U.S. Dollar (USD). Commodities dropped and financial conditions tightened a bit in asset classes like Emerging Markets and U.S. High Yield. While the potential for a higher U.S. fed funds rate of course wasn’t responsible alone for all the asset class results referenced here, the persistent focus on it in the investment world certainly played a factor. This constriction was also felt in the U.S. small-cap market, as evidenced by the disappointing (4.41)% return from the Russell 2000® Index for the year. The fourth quarter performance helped to somewhat reduce the damage, with a 3.59% increase. During the course of the calendar year, small caps experienced lower sales and earnings growth than previously expected. Top- and bottom-line growth was closer to low-single-digit growth instead of high-single-digit or low-double-digit expectations to start the year. While growth in the U.S. was slow and steady in many sectors, companies with exposure to export markets (higher USD, slower demand growth) and commodity prices or energy infrastructure saw much greater sales and earnings pressure. This left small-cap investors looking for a place to hide, generating narrow stock market performance and some periods of high volatility. Volatility spiked in late summer, as investors questioned some of the more crowded investment theses. We will get more into what 2016 might hold for U.S. small-cap investors in the conclusion, but unfortunately,

like the inflation of footballs and hot air coming from Donald Trump, we don’t see an immediate and clean ending to the story line over the next few months.

To help explain how the year progressed for U.S. small-cap investors, it might be best to start with the sector that created some of the biggest headlines: health care. In particular, the biotech and pharmaceutical industries have led the market for several years now. Biopharma as a group is somewhat sheltered to all the earnings bogeymen we worried about in 2015. They are nearly completely uncorrelated with currency strength or weakness in Emerging Markets or commodities. In fact, the vast majority of these stocks in the U.S. small-cap universe have no earnings and no prospect for earnings over the next several years. Combine this with a more accommodative FDA, Obamacare, a good pricing backdrop and a strong funding environment (aided by low rates), and investors became very enamored with these stocks and their long-term potential. Biotech on its own (at +6% of the benchmark) accounted for over one third of the Index performance in the first half of the year. In the third quarter, this narrow momentum group collapsed over 23%, driven lower by political rhetoric concerning drug inflation, the woes of Valeant and the weight of the group’s vertical ascension. The biopharma space rebounded in the fourth quarter somewhat to finish the year ahead of the benchmark once again, but it is fair to say the cracks in the foundation are now visible. We expect more volatility and weakness in the group, particularly the more speculative names, as we progress through 2016.

Information technology and utilities were other solid performers in the Index for 2015. While investors were attracted to the yield and low-earnings volatility in utilities, they also bid up prices in software, services and semiconductor industries within technology. The strength in health care and information technology helped push the Russell 2000® Growth Index ahead of Russell 2000® Value Index by 600 basis points during the year. The three-year cumulative advantage for the Russell 2000® Growth Index is now at 500 basis points annualized, as investors have sought out dependable earnings growth in a shifting global macro environment and underachieving cyclical growth. While we have expected this to shift, we have thus far been early in this prediction. On the negative side of sector Russell 2000® Growth Index performance, energy continued to be a falling knife, losing (39.3)% for the year. The forces of supply (excessive) and demand (anemic) continued to pressure prices of both oil and natural gas, although this price mechanism will eventually correct matters. We think we will see a change in perception in these markets in 2016, with greater price stability a result. Price weakness also manifested itself in the consumer discretionary, industrials and materials sectors in 2015, although the first two groups acted a bit better in the quarter. Looking at small-cap index style factors, investors clearly flirted with lower-quality stocks in the quarter, although higher-quality stocks outperformed over the full year. A mirror image of the performance of the biopharma group, high quality stocks were only in favor in the third quarter, but the powerful impact in this quarter outweighed the other three quarters, combined.

The relative performance of the Fund reflected this swing in quality preference, as it outperformed for the year but lagged later in the year when low quality outperformed. For 2015, the higher quality environment for small cap stocks likely aided our relative results by 80-85 basis points, with stock selection driving the remaining outperformance. Energy and information technology were our two best performing sectors. While the Index portion of information technology was up about 3%, our Fund held four stocks that were up over 35% and another that was up nearly 20%. In energy, the Fund was down just over half as much as the Index, helped mainly by our lone E&P holding. This Permian and Eagle Ford Basin-focused producer declined only (2)% compared to the (39.3)% drop in the sector due to a solid balance sheet and good execution. The industrials sector was another positive contributor, as domestic-focused companies offset those with greater international exposure. Financials and health care were our weaker relative performers for the year. In health care, it will be no surprise that the biopharma groups featured prominently, while three holdings

27

AMG GW&K Small Cap Core Fund

Portfolio Manager’s Comments (continued)

also contributed to the woes. However, these were offset by good selection as well, and our allocation within the sector accounted for the weaker results. In financials, our stock selection in the bank, capital markets and REITs industries was subpar. Fortunately, this was partially made up for by three great performers among the insurance and diversified holdings of the Fund. This is a sector we look to improve upon in 2016.

We started 2015 with expectations for an improving domestic macro-economic environment and small-cap earnings growth in the high single-digit neighborhood. While we didn’t see a lot of potential for valuation improvement, we thought multiples were reasonable given the interest rate, inflation and earnings backdrop. We also laughed upon hearing of a potential Trump presidential run, assuming it was either a publicity stunt or would end in a dramatic flameout. The New England Patriots football deflation story also sounded rather absurd and we assumed it would end within a news cycle. So our record last year was far from perfect, to say the least. This year, we are assuming mid-single-digit earnings growth as some of the USD strength cycles through and commodity-oriented sectors become less bad, especially in the second half of the year. Employment growth in the U.S. remains very good and our belief is that the consumer is healthy and the pace of household formation is improving. Since the small-cap market went down a bit over the last 12 months, valuations are about the same, if not a touch better, at 17-18 times earnings. The negatives to watch include some weak signals within the transport markets, the growth path for China and other emerging economies and how capital markets respond to the likely continuation of Fed policy actions. While the narrow market performance in the first half of 2015 has corrected somewhat, it may not be complete and corrections can become overly harsh. We will hopefully utilize these opportunities as they materialize, and reposition the Fund to seek to maximize the three-to-five year capital appreciation potential. While we may be early in our analysis, see Trump and the footballs, we believe our long-term disciplined approach will continue to deliver good relative performance.

This commentary reflects the viewpoints of GW&K Investment Management, LLC as of December 31,

2015 and is not intended as a forecast or guarantee of future results.

28

AMG GW&K Small Cap Core Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small Cap Core Fund’s cumulative total return is based on the daily change in net asset value (NAV) and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG GW&K Small Cap Core Fund—Investor Class on December 31, 2005, to a $10,000 investment made in the Russell 2000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small Cap Core Fund and the Russell 2000® Index for the same time periods ended December 31, 2015.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	date
AMG GW&K Small Cap Core Fund [2,3,4]
Investor Class	(3.02)%	10.22%	7.12%	7.58%	12/10/96
Service Class	(2.75)%	10.48%	—	14.81%	7/27/09
Institutional Class	(2.63)%	10.70%	—	15.02%	7/27/09
Russell 2000® Index[5]	(4.41)%	9.19%	6.80%	7.60%	12/10/96	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Funds are distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2015. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund inception dates and returns for all periods beginning prior to November 7, 2008 reflects performance of the predecessor Fund, The BNY Hamilton Multi-Cap Equity Fund, a series of BNY Hamilton Funds, Inc.
[4]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[5]	The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. The Russell 3000® Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market. The Russell 2000® Index and the Russell 3000® Index are unmanaged, are not available for investment, and do not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

29

AMG GW&K Small Cap Core Fund

Fund Snapshots (unaudited)

December 31, 2015

PORTFOLIO BREAKDOWN

Sector	AMG GW&K Small Cap Core Fund**	Russell 2000® Index
Financials	22.3%	25.6%
Information Technology	18.0%	18.0%
Industrials	16.4%	12.1%
Health Care	15.4%	16.5%
Consumer Discretionary	13.8%	13.5%
Materials	4.7%	3.6%
Utilities	2.7%	3.7%
Energy	2.7%	2.8%
Consumer Staples	1.3%	3.4%
Telecommunication Services	0.0%	0.8%
Other Assets and Liabilities	2.7%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
MarketAxess Holdings, Inc.*	2.7%
Tyler Technologies, Inc.*	2.5
West Pharmaceutical Services, Inc.*	2.3
Grand Canyon Education, Inc.*	2.1
Texas Roadhouse, Inc.*	2.1
ICU Medical, Inc.	2.0
Blackbaud, Inc.	1.9
FEI Co.*	1.9
NorthWestern Corp.	1.8
Lithia Motors, Inc., Class A*	1.8

Top Ten as a Group	21.1%

*	Top Ten Holdings as of June 30, 2015.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

30

AMG GW&K Small Cap Core Fund

Schedule of Portfolio Investments

December 31, 2015

	Shares	Value
Common Stocks—97.3%
Consumer Discretionary—13.8%
CalAtlantic Group, Inc.	145,747	$5,526,726
Five Below, Inc.*,2	132,530	4,254,213
Grand Canyon Education, Inc.*	200,055	8,026,207
Hibbett Sports, Inc.*,2	102,800	3,108,672
Lithia Motors, Inc., Class A	64,245	6,853,014
Monro Muffler Brake, Inc.	47,425	3,140,483
Oxford Industries, Inc.	67,779	4,325,656
Pier 1 Imports, Inc.[2]	183,650	934,778
Texas Roadhouse, Inc.	220,960	7,903,739
Tumi Holdings, Inc.*	234,781	3,904,408
Tupperware Brands Corp.[2]	68,872	3,832,727
Total Consumer Discretionary		51,810,623
Consumer Staples—1.3%
WD-40 Co.	47,596	4,695,345
Energy—2.7%
Dril-Quip, Inc.*	56,056	3,320,197
Forum Energy Technologies, Inc.*,2	194,049	2,417,851
Matador Resources Co.*,2	218,448	4,318,717
Total Energy		10,056,765
Financials—22.3%
American Campus Communities, Inc.	106,215	4,390,928
AMERISAFE, Inc.	85,751	4,364,726
Cathay General Bancorp	159,020	4,982,097
Cohen & Steers, Inc.	131,655	4,012,844
Education Realty Trust, Inc.	151,597	5,742,494
Glacier Bancorp, Inc.	225,890	5,992,862
Iberiabank Corp.	63,087	3,474,201
MarketAxess Holdings, Inc.	89,061	9,938,317
National Health Investors, Inc.	75,485	4,594,772
Pebblebrook Hotel Trust	116,073	3,252,365
PRA Group, Inc.*	120,579	4,182,886
ProAssurance Corp.	102,880	4,992,766
STAG Industrial, Inc.	219,105	4,042,487
Stifel Financial Corp.*	127,340	5,394,122
Sun Communities, Inc.	75,300	5,160,309
Texas Capital Bancshares, Inc.*	101,785	5,030,215

	Shares	Value
Webster Financial Corp.	113,310	$4,213,999
Total Financials		83,762,390
Health Care—15.4%
Air Methods Corp.*	79,920	3,351,046
Analogic Corp.	49,224	4,065,902
Cantel Medical Corp.	75,702	4,704,122
Catalent, Inc.*	179,934	4,503,748
Diplomat Pharmacy, Inc.*,2	142,349	4,871,183
Globus Medical, Inc., Class A*	216,501	6,023,058
ICU Medical, Inc.*	65,225	7,356,075
Medidata Solutions, Inc.*	108,595	5,352,648
Team Health Holdings, Inc.*	101,831	4,469,363
West Pharmaceutical Services, Inc.	143,960	8,669,271
Wright Medical Group, Inc*	185,440	4,483,939
Total Health Care		57,850,355
Industrials—16.4%
CEB, Inc.	89,477	5,492,993
CLARCOR, Inc.	95,004	4,719,799
Healthcare Services Group, Inc.	155,625	5,426,644
Heartland Express, Inc.[2]	277,240	4,718,625
HEICO Corp.	76,296	4,147,451
HEICO Corp., Class A	27,799	1,367,711
Mobile Mini, Inc.	114,470	3,563,451
Primoris Services Corp.	209,127	4,607,068
Proto Labs, Inc.*,2	70,533	4,492,247
RBC Bearings, Inc.*	57,042	3,684,343
Ritchie Bros. Auctioneers, Inc.[2]	208,361	5,023,584
The Toro Co.	88,293	6,451,570
Universal Forest Products, Inc.	71,680	4,900,762
US Ecology, Inc.	77,385	2,819,909
Total Industrials		61,416,157
Information Technology—18.0%
Aspen Technology, Inc.*	99,260	3,748,058
Blackbaud, Inc.	107,733	7,095,295
Cardtronics, Inc.*	101,845	3,427,084
Cavium, Inc.*	89,885	5,906,343
Cognex Corp.	171,270	5,783,788
EPAM Systems, Inc.*	72,775	5,721,570

The accompanying notes are an integral part of these financial statements.

31

AMG GW&K Small Cap Core Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology—18.0% (continued)
FEI Co.	88,569	$7,066,920
LogMeln, Inc.*	81,281	5,453,955
Power Integrations, Inc.	99,733	4,850,016
Rofin-Sinar Technologies, Inc.*	101,782	2,725,722
SciQuest, Inc.*	153,250	1,987,652
Solera Holdings, Inc.	76,066	4,170,699
Tyler Technologies, Inc.*	54,331	9,470,980
Total Information Technology		67,408,082
Materials—4.7%
Balchem Corp.	66,285	4,030,128
Compass Minerals International, Inc.	44,154	3,323,472
Flotek Industries, Inc.*,2	190,837	2,183,175
KapStone Paper and Packaging Corp.	175,040	3,954,154
Silgan Holdings, Inc.	73,308	3,938,106
Total Materials		17,429,035
Utilities—2.7%
Cleco Corp.	64,250	3,354,492
NorthWestern Corp.	127,312	6,906,676
Total Utilities		10,261,168
Total Common Stocks (cost $332,284,174)		364,689,920

	Principal Amount
Short-Term Investments—7.7%
Repurchase Agreements—5.4%[4]
BNP Paribas Securities Corp., dated 12/31/15,due 01/04/16, 0.300%, total to be received $4,809,384 (collateralized by various U.S. Government Agency Obligations, 0.000%—5.500%, 06/06/16—05/04/37, totaling $4,905,408)	$4,809,224	4,809,224

	Principal Amount	Value
Cantor Fitzgerald Securities, Inc., dated 12/31/15, due 01/04/16, 0.340%, total to be received $4,809,406 (collateralized by various U.S. Government Obligations, 0.000%—10.500%, 01/15/16—09/01/49, totaling $4,905,409)	$4,809,224	$4,809,224
Daiwa Capital Markets America, dated 12/31/15, due 01/04/16, 0.350%, total to be received $4,809,411 (collateralized by various U.S. Government Agency Obligations, 0.000%—7.500%, 01/21/16—02/01/49, totaling $4,905,409)	4,809,224	4,809,224
Nomura Securities International, Inc., dated 12/31/15, due 01/04/16, 0.330%, total to be received $3,842,782 (collateralized by various U.S. Government Agency Obligations, 0.000%—10.500%, 01/15/16—12/20/65, totaling $3,919,494)	3,842,641	3,842,641
State of Wisconsin Investment Board, dated 12/31/15, due 01/04/16, 0.410%, total to be received $1,978,954 (collateralized by various U.S. Government Agency Obligations, 0.125%—2.500%, 01/15/17—02/15/42, totaling $2,019,895)	1,978,864	1,978,864
Total Repurchase Agreements		20,249,177

	Shares
Other Investment Companies—2.3%[5]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.26%	8,698,017	8,698,017
Total Short-Term Investments (cost $28,947,194)		28,947,194
Total Investments—105.0% (cost $361,231,368)		393,637,114
Other Assets, less Liabilities—(5.0)%		(18,825,845)
Net Assets—100.0%		$374,811,269

The accompanying notes are an integral part of these financial statements.

32

AMG GW&K Small Cap Growth Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the six month period ended December 31, 2015, the AMG GW&K Small Cap Growth Fund (Institutional Class) (the “Fund”) returned (10.60)%, underperforming the Russell 2000® Growth Index, which returned (9.31)%.

It is hard to determine what Americans wasted more time contemplating in 2015: 1) the potential improper inflation of footballs, 2) the presidential prospects of Donald Trump, or 3) whether the U.S. Federal Reserve (the Fed) would raise the fed funds rate target. While the final outcomes for items one and two have amazingly still not been resolved, we can at least stop debating whether the Fed will begin normalizing monetary policy. The investment community’s hyper-focus on the Fed and potential liftoff had a widespread impact on the results of many asset classes. Treasury rates in general climbed during 2015, as did the U.S. Dollar (USD). Commodities dropped and financial conditions tightened a bit in asset classes like Emerging Markets and U.S. High Yield. Of course, the potential for a higher U.S. fed funds rate wasn’t the only thing responsible for all the asset class results referenced here; however, the persistent focus on it in the investment world certainly played a factor. This constriction was also felt in the U.S. small-cap market, as evidenced by the disappointing (9.31)% return from the Russell 2000® Growth Index for the year. The fourth-quarter performance helped to reduce the damage somewhat, with a 4.32% increase. During the course of the calendar year, small caps experienced lower sales and earnings growth than previously expected. Top- and bottom-line growth was closer to low-single-digit growth instead of high-single-digit or low-double-digit expectations to start the year. While growth in the U.S. was slow and steady in many sectors, companies with exposure to export markets (higher USD, slower demand growth) and commodity prices or energy infrastructure saw much greater sales and earnings pressure. This left small-cap investors looking for a place to hide, generating narrow stock market performance and some periods of high volatility. Volatility spiked in late summer, as investors questioned some of the more crowded investment theses. We will get more into what 2016 might hold for U.S. small-cap investors in the conclusion but, unfortunately, like the inflation of footballs and hot air coming from Donald Trump, we don’t see an immediate and clean ending to the story line over the next few months.

To help explain how the year progressed for U.S. small-cap investors, it might be best to start with the sector that created some of the biggest headlines: health care. In particular, the biotech and pharmaceutical industries have led the market for several years now. Biopharma as a group is somewhat sheltered to all the earnings bogeymen we worried about in 2015. They are nearly completely uncorrelated with currency strength or weakness in Emerging Markets or commodities. In fact, the vast majority of these stocks in the U.S. small-cap universe have no earnings and no prospect for earnings over the next several years. Combine this with a more accommodative FDA, Obamacare, a good pricing backdrop and a strong funding environment (aided by low rates), and investors became very enamored with these stocks and their long-term potential. Biotech on its own (at +6% of the benchmark) accounted for over one-third of the Index performance in the first half of the year. In the third quarter, this narrow momentum group collapsed over 23%, driven lower by political rhetoric concerning drug inflation, the woes of Valeant and the weight of the group’s vertical ascension. The biopharma space rebounded in the fourth quarter somewhat to finish the year ahead of the benchmark once again, but it is fair to say the cracks in the foundation are now visible. We expect more volatility and weakness in the group, particularly the more speculative names, as we progress through 2016.

Information technology and utilities were other solid performers in the Index for 2015. While investors were attracted to the yield and low-earnings volatility in utilities, they also bid up prices in software, services and semiconductor industries within technology. The strength in health care and information technology helped push the Russell 2000® Growth Index ahead of Russell 2000® Value Index by 600 basis points during the year. The three-year cumulative advantage for the Russell 2000® Growth Index is now at 500 basis points annualized, as investors have sought out dependable earnings growth in a shifting global macro environment and underachieving cyclical growth. While we have expected this to shift, we have thus far been early in this prediction. On the negative side of sector Russell 2000® Growth Index performance, energy continued to be a falling knife, losing (39.3)% for the year. The forces of supply (excessive) and demand (anemic) continued to pressure prices of both oil and natural gas, although this price mechanism will eventually correct matters. We think we will see a change in perception in these markets in 2016, with greater price stability a result. Price weakness also manifested itself in the consumer discretionary, industrials and materials sectors in 2015, although the first two groups acted a bit better in the quarter. Looking at small-cap index style factors, investors clearly flirted with lower-quality stocks in the quarter, although higher-quality stocks outperformed over the full year. A mirror image of the performance of the biopharma group, high-quality stocks were only in favor in the third quarter, but the powerful impact in this quarter outweighed the other three quarters, combined.

The Fund launched midway through the year on June 30, 2015. During the last six months of the year, the Fund underperformed the benchmark, primarily driven by holdings within the consumer staples and financials sectors. In financials, our stock selection in the bank, capital markets and REITs industries was subpar. Fortunately, this was partially made up for by a great performer among the diversified financial services industry within the Fund. Overall, this is a sector we look to improve upon in 2016. Performance lagged later in the year, when low quality outperformed its higher quality counterparts.

The year began with expectations for an improving domestic macro-economic environment and small-cap earnings growth in the high single-digit neighborhood. While we didn’t see a lot of potential for valuation improvement, we thought multiples were reasonable given the interest rate, inflation and earnings backdrop. We also laughed upon hearing of a potential Trump presidential run, assuming it was either a publicity stunt or would end in a dramatic flameout. The New England Patriots football deflation story also sounded rather absurd and we assumed it would end within a news cycle. So our record last year was far from perfect, to say the least. This year, we are

33

AMG GW&K Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

assuming mid-single-digit earnings growth as some of the USD strength cycles through and commodity-oriented sectors improve somewhat, especially in the second half of the year. Employment growth in the U.S. remains very good and our belief is that the consumer is healthy and the pace of household formation is improving. The negatives to watch include some weak signals within the transport markets, the growth path for China and other emerging economies and how capital markets respond to the likely continuation of Fed policy actions. We will hopefully utilize these opportunities as they materialize, and reposition the Fund to maximize the three-to-five-year capital appreciation potential. While we may be early in our analysis- see Trump and the footballs-we believe our long-term, disciplined approach will deliver good relative performance.

This commentary reflects the viewpoints of GW&K Investment Management, LLC as of December 31, 2015 and is not intended as a forecast or guarantee of future results.

34

AMG GW&K Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV) and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG GW&K Small Cap Growth Fund—Institutional Class on June 30, 2015, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small Cap Growth Fund and the Russell 2000® Growth Index for the same time periods ended December 31, 2015.

	Since	Inception
Average Annual Total Returns[1]	Inception	Date
AMG GW&K Small Cap Growth Fund [2,3,4]
Institutional Class	(10.60)%	6/30/15
Russell 2000® Growth Index[5]	(9.31)%	6/30/15	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Funds are distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2015. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[4]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during any given period.
[5]	The Russell 2000® Growth Index measures the performance of the Russell 2,000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

35

AMG GW&K Small Cap Growth Fund

Fund Snapshots (unaudited)

December 31, 2015

PORTFOLIO BREAKDOWN

	AMG GW&K Small	Russell 2000®
Sector	Cap Growth Fund**	Growth Index
Health Care	27.1%	28.2%
Information Technology	24.6%	25.0%
Consumer Discretionary	15.0%	16.7%
Industrials	14.2%	12.6%
Financials	10.8%	7.8%
Materials	3.6%	4.1%
Consumer Staples	2.6%	3.5%
Energy	1.1%	1.2%
Utilities	0.0%	0.1%
Telecommunication Services	0.0%	0.8%
Other Assets and Liabilities	1.0%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Grand Canyon Education, Inc.	2.6%
MarketAxess Holdings, Inc.	2.4
EPAM Systems, Inc.	2.1
Tyler Technologies, Inc.	2.0
Pool Corp.	1.9
Power Integrations, Inc.	1.9
Align Technology, Inc.	1.9
Medidata Solutions, Inc.	1.8
Balchem Corp.	1.8
Exponent, Inc.	1.7

Top Ten as a Group	20.1%

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

36

AMG GW&K Small Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2015

	Shares	Value
Common Stocks—99.0%
Consumer Discretionary—15.0%
BJ’s Restaurants, Inc.*	395	$17,171
Build-A-Bear Workshop, Inc.*	980	11,995
Burlington Stores, Inc.*	400	17,160
Chuy’s Holdings, Inc.*	515	16,140
Five Below, Inc.*	615	19,741
Grand Canyon Education, Inc.*	760	30,491
Hibbett Sports, Inc.*	315	9,526
Oxford Industries, Inc.	245	15,636
Pool Corp.	275	22,214
Tumi Holdings, Inc.*	580	9,645
Vitamin Shoppe, Inc.*	170	5,559
Total Consumer Discretionary		175,278
Consumer Staples—2.6%
PriceSmart, Inc.	200	16,598
Smart & Final Stores, Inc.*	760	13,840
Total Consumer Staples		30,438
Energy—1.1%
Matador Resources Co.*,2	645	12,752
Financials—10.8%
Encore Capital Group, Inc.*,2	460	13,377
Greenhill & Co., Inc.	220	6,294
Heritage Insurance Holdings, Inc.	580	12,656
MarketAxess Holdings, Inc.	250	27,898
PrivateBancorp, Inc.	435	17,844
STAG Industrial, Inc.	795	14,668
Stifel Financial Corp.*	245	10,378
Sun Communities, Inc.	185	12,678
Texas Capital Bancshares, Inc.*	220	10,872
Total Financials		126,665
Health Care—27.1%
ABIOMED, Inc.*	205	18,507
Acadia Healthcare Co., Inc.*	300	18,738
Air Methods Corp.*	375	15,724
Align Technology, Inc.*	330	21,730
Amicus Therapeutics, Inc.*,2	1,860	18,042
Bruker Corp.*	505	12,256
Catalent, Inc.*	510	12,765
DBV Technologies, S.A.*	345	12,527
Dynavax Technologies Corp.*	635	15,342

	Shares	Value
Emergent BioSolutions, Inc.*	440	$17,604
Endologix, Inc.*,2	825	8,167
Globus Medical, Inc., Class A*	730	20,309
ICU Medical, Inc.*	140	15,789
Impax Laboratories, Inc.*	380	16,249
Inotek Pharmaceuticals Corp.*	1,445	16,372
Medidata Solutions, Inc.*	440	21,688
Retrophin, Inc.*	380	7,330
Team Health Holdings, Inc.*	320	14,045
West Pharmaceutical Services, Inc.	260	15,657
Wright Medical Group N.V.*	795	19,223
Total Health Care		318,064
Industrials—14.2%
CEB, Inc.	250	15,347
Exponent, Inc.	410	20,479
The Gorman-Rupp Co.	330	8,821
Graco, Inc.	205	14,774
HEICO Corp.	330	17,939
Knight Transportation, Inc.	400	9,692
Mobile Mini, Inc.	320	9,962
Proto Labs, Inc.*	285	18,152
Ritchie Bros. Auctioneers, Inc.	830	20,011
Thermon Group Holdings, Inc.*	365	6,176
WageWorks, Inc.*	275	12,477
Woodward, Inc.	265	13,160
Total Industrials		166,990
Information Technology—24.6%
Blackbaud, Inc.	285	18,770
Bottomline Technologies, Inc.*	425	12,635
Cabot Microelectronics Corp.*	220	9,632
Cardtronics, Inc.*	320	10,768
Cavium, Inc.*	245	16,099
Cognex Corp.	605	20,431
comScore, Inc.*,2	420	17,283
Electronics For Imaging, Inc.*	245	11,451
EPAM Systems, Inc.*	310	24,372
FEI Co.	215	17,155
Forrester Research, Inc.	495	14,098
Infoblox, Inc.*	650	11,953
Interactive Intelligence Group, Inc.*	330	10,369
IntraLinks Holdings, Inc.*	695	6,304

The accompanying notes are an integral part of these financial statements.

37

AMG GW&K Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology—24.6% (continued)
LogMeln, Inc.*	260	$17,446
Power Integrations, Inc.	455	22,127
Super Micro Computer, Inc.*	380	9,314
Tyler Technologies, Inc.*	135	23,533
VeriFone Systems, Inc.*	545	15,271
Total Information Technology		289,011
Materials—3.6%
Balchem Corp.	355	21,584
Flotek Industries, Inc.*,2	660	7,550
KapStone Paper and Packaging Corp.	580	13,102
Total Materials		42,236
Total Common Stocks (cost $1,182,141)		1,161,434

	Principal Amount	Value
Short-Term Investments—7.8%
Repurchase Agreements—4.9%[4]
Royal Bank of Scotland PLC, dated 12/31/15,due 01/04/16, 0.300%, total to be received $57,237 (collateralized by various U.S. Government Agency Obligations, 0.074% — 3.250%, 07/31/16—11/15/23, totaling $58,380)	$57,235	$57,235

	Shares
Other Investment Companies—2.9%[5]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.26%	34,745	34,745
Total Short-Term Investments (cost $91,980)		91,980
Total Investments—106.8% (cost $1,274,121)		1,253,414
Other Assets, less Liabilities—(6.8)%		(80,263)
Net Assets—100.0%		$1,173,151

The accompanying notes are an integral part of these financial statements.

38

Notes to Schedules of Portfolio Investments

The following footnotes should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2015, the approximate cost of investments for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on tax cost were:

Fund	Cost	Appreciation	Depreciation	Net
AMG GW&K Enhanced Core Bond Fund	$86,699,492	$930,213	$(932,389)	$(2,176)
AMG GW&K Municipal Bond Fund	800,482,570	16,283,277	(151,167)	16,132,110
AMG GW&K Municipal Enhanced Yield Fund	222,393,989	8,657,493	(337,990)	8,319,503
AMG GW&K Small Cap Core Fund	361,282,419	60,230,525	(27,875,830)	32,354,695
AMG GW&K Small Cap Growth Fund	1,299,715	48,463	(94,764)	(46,301)

*	Non-income producing security.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2015, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
AMG GW&K Enhanced Core Bond Fund	$507,500	0.6%

[1]	Variable Rate Security. The rate listed is as of December 31, 2015, and is periodically reset subject to terms and conditions set forth in the debenture.
[2]	Some or all of these shares or principal amount were out on loan to various brokers as of December 31, 2015, amounting to the following:

Fund	Market Value	% of Net Assets
AMG GW&K Enhanced Core Bond Fund	$1,325,009	1.5%
AMG GW&K Small Cap Core Fund	19,402,890	5.2%
AMG GW&K Small Cap Growth Fund	55,118	4.7%

[3]	Securities in the portfolio backed by insurance of financial institutions and financial guaranty assurance agencies. At December 31, 2015, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
AMG GW&K Enhanced Core Bond Fund	$879,902	1.0%
AMG GW&K Municipal Bond Fund	7,341,375	0.9%

[4]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[5]	Yield shown represents the December 31, 2015, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[6]	All or part of the security is delayed delivery transaction. The market value of delayed delivery securities at December 31, 2015, amounted to the following:

Fund	Market Value	% of Net Assets
AMG GW&K Municipal Bond Fund	$18,751,709	2.3%

[7]	Some or all of these securities are segregated as collateral for delayed delivery transactions. At December 31, 2015, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
AMG GW&K Municipal Bond Fund	$18,751,709	2.3%

The accompanying notes are an integral part of these financial statements.

39

Notes to Schedules of Portfolio Investments (continued)

The following tables summarize the inputs used to value the Funds’ investments by the fair value hierarchy levels as of December 31, 2015: (See Note 1(a) in the Notes to the Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG GW&K Enhanced Core Bond Fund
Investments in Securities
Corporate Bonds and Notes†	—	$39,230,305	—	$39,230,305
Municipal Bonds††	—	5,724,688	—	5,724,688
U.S. Government and Agency Obligations†	—	36,660,784	—	36,660,784
Short-Term Investments
Repurchase Agreements	—	1,376,580	—	1,376,580
Other Investment Companies	$3,704,959	—	—	3,704,959

Total Investments in Securities	$3,704,959	$82,992,357	—	$86,697,316

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG GW&K Municipal Bond Fund
Investments in Securities
Municipal Bonds††	—	$789,252,974	—	$789,252,974
Other Investment Companies	$27,361,706	—	—	27,361,706

Total Investments in Securities	$27,361,706	$789,252,974	—	$816,614,680

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG GW&K Municipal Enhanced Yield Fund
Investments in Securities
Municipal Bonds††	—	$230,164,455	—	$230,164,455
Other Investment Companies	$549,037	—	—	549,037

Total Investments in Securities	$549,037	$230,164,455	—	$230,713,492

The accompanying notes are an integral part of these financial statements.

40

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG GW&K Small Cap Core Fund
Investments in Securities
Common Stocks†††	$364,689,920	—	—	$364,689,920
Short-Term Investments
Repurchase Agreements	—	$20,249,177	—	20,249,177
Other Investment Companies	8,698,017	—	—	8,698,017

Total Investments in Securities	$373,387,937	$20,249,177	—	$393,637,114

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG GW&K Small Cap Growth Fund
Investments in Securities
Common Stocks†††	$1,161,434	—	—	$1,161,434
Short-Term Investments
Repurchase Agreements	—	$57,235	—	57,235
Other Investment Companies	34,745	—	—	34,745

Total Investments in Securities	$1,196,179	$57,235	—	$1,253,414

†	All corporate bonds and notes and U.S. government and agency obligations held in the Funds are level 2 securities. For a detailed breakout of the corporate bonds and notes and U.S. government and agency obligations by major industry or agency classification, please refer to the respective Funds’ Schedule of Portfolio Investments.
††	All municipal bonds held in the Funds are Level 2 securities. For a detailed breakout of the bonds by major classification, please refer to the respective Fund’s Schedule of Portfolio Investments.
†††	All common stocks held in the Funds are Level 1 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the respective Fund’s Schedule of Portfolio Investments.

As of December 31, 2015, the Funds had no transfers between levels from the beginning of the reporting period.

INVESTMENTS DEFINITIONS AND ABBREVIATIONS:

COPS:	Certificates of Participation
FHLB:	Federal Home Loan Bank
FHLMC:	Federal Home Loan Mortgage Corporation
FNMA:	Federal National Mortgage Association
GMTN:	Global Medium-Term Notes
MTN:	Medium-Term Notes
National Insured:	National Public Finance Guarantee Corp.

The accompanying notes are an integral part of these financial statements.

41

Statement of Assets and Liabilities

December 31, 2015

	AMG GW&K Enhanced Core Bond Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund	AMG GW&K Small Cap Core Fund	AMG GW&K Small Cap Growth Fund
Assets:
Investments at value* (including securities on loan valued at $1,325,009, $0, $0, $19,402,890 and $55,118, respectively)	$86,697,316	$816,614,680	$230,713,492	$393,637,114	$1,253,414
Receivable for investments sold	—	—	53,855	1,819,405	9,505
Receivable from affiliate for interfund lending	—	—	—	2,796,955	—
Receivable for Fund shares sold	56,898	8,315,377	646,714	678,989	—
Dividends, interest and other receivables	903,897	9,095,723	2,456,573	474,263	466
Receivable from affiliate	21,874	241,093	40,552	46,048	7,736
Prepaid expenses	22,864	19,128	19,829	16,578	1,092
Total assets	87,702,849	834,286,001	233,931,015	399,469,352	1,272,213
Liabilities:
Payable upon return of securities loaned	1,376,580	—	—	20,249,177	57,235
Payable for investments purchased	—	—	—	2,908,344	3,554
Payable for delayed delivery investments purchased	—	18,552,104	—	—	—
Payable for Fund shares repurchased	107,399	3,398,068	134,119	1,110,183	—
Payable to Affiliate	—	—	—	—	12,623
Accrued expenses:
Investment advisory and management fees	33,208	237,076	98,384	242,222	755
Administrative fees	14,759	169,340	49,192	80,741	252
Shareholder service fees—Investor Class	—	4,087	1,109	—	—
Shareholder service fees—Service Class	1,282	17,300	—	—	—
Distribution fees—Investor Class	4,365	5,688	1,042	7,765	—
Distribution fees—Class C	9,533	—	—	—	—
Professional Fees	42,955	43,287	35,357	28,076	19,431
Trustees fees and expenses	60	463	173	260	6
Other	14,406	53,055	18,915	31,315	5,206
Total liabilities	1,604,547	22,480,468	338,291	24,658,083	99,062
Net Assets	$86,098,302	$811,805,533	$233,592,724	$374,811,269	$1,173,151
* Investments at cost	$86,699,492	$800,482,570	$222,168,790	$361,231,368	$1,274,121

The accompanying notes are an integral part of these financial statements.

42

Statement of Assets and Liabilities

	AMG GW&K Enhanced Core Bond Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund	AMG GW&K Small Cap Core Fund	AMG GW&K Small Cap Growth Fund
Net Assets Represent:
Paid-in capital	$91,528,228	$791,751,669	$224,150,278	$340,095,788	$1,219,081
Undistributed net investment income	—	—	253	—	—
Accumulated net realized gain (loss) from investments	(5,427,750)	3,921,754	897,491	2,309,735	(25,223)
Net unrealized appreciation (depreciation) of investments	(2,176)	16,132,110	8,544,702	32,405,746	(20,707)
Net Assets	$86,098,302	$811,805,533	$233,592,724	$374,811,269	$1,173,151
Investor Class:
Net Assets	$20,203,009	$27,361,832	$5,499,772	$35,691,178	n/a
Shares outstanding	2,108,208	2,338,015	545,762	1,637,066	n/a
Net asset value, offering and redemption price per share	$9.58	$11.70	$10.08	$21.80	n/a
Service Class:
Net Assets	$7,462,654	$128,683,897	$16,035,829	$36,738,620	n/a
Shares outstanding	775,880	10,970,346	1,590,067	1,671,886	n/a
Net asset value, offering and redemption price per share	$9.62	$11.73	$10.09	$21.97	n/a
Class C Shares:
Net Assets	$11,030,833	n/a	n/a	n/a	n/a
Shares outstanding	1,152,956	n/a	n/a	n/a	n/a
Net asset value, offering and redemption price per share	$9.57	n/a	n/a	n/a	n/a
Institutional Class:
Net Assets	$47,401,806	$655,759,804	$212,057,123	$302,381,471	$1,173,151
Shares outstanding	4,930,909	55,723,973	21,064,706	13,720,411	131,146
Net asset value, offering and redemption price per share	$9.61	$11.77	$10.07	$22.04	$8.95

The accompanying notes are an integral part of these financial statements.

43

Statement of Operations

For the year ended December 31, 2015

	AMG GW&K Enhanced Core Bond Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund	AMG GW&K Small Cap Core Fund	AMG GW&K Small Cap Growth Fund*
Investment Income:
Interest income	$3,313,475	$14,530,825	$9,492,469	$231	—
Dividend income	2,494	2,331	562	4,188,022 [1]	$2,599
Securities lending income	6,169	—	—	51,801	44
Foreign withholding tax	—	—	—	(18,581)	(44)
Total investment income	3,322,138	14,533,156	9,493,031	4,221,473	2,599
Expenses:
Investment advisory and management fees	404,389	2,418,498	1,169,998	2,832,778	3,466
Administrative fees	179,729	1,727,497	584,999	944,260	1,155
Distribution fees—Investor Class	65,755	61,116	11,870	93,191	—
Distribution fees—Class C	133,713	—	—	—	—
Shareholder servicing fees—Investor Class	—	55,623	8,539	57,466	—
Shareholder servicing fees—Service Class	2,986	186,521	11,524	49,167	—
Professional fees	55,564	84,615	51,204	52,083	21,671
Registration fees	53,318	63,914	48,563	46,516	12,715
Custodian	18,513	64,191	25,996	23,593	4,400
Reports to shareholders	9,953	31,094	5,290	47,058	9,032
Transfer agent	8,157	33,981	9,520	17,733	147
Trustees fees and expenses	5,140	39,518	14,354	22,541	22
Miscellaneous	3,835	9,902	5,780	7,571	306
Total expenses before offsets	941,052	4,776,470	1,947,637	4,193,957	52,914
Fee waivers	—	—	(211,783)	—	—
Expense reimbursements	(208,328)	(2,123,295)	(205,861)	(405,914)	(48,523)
Expense reductions	—	—	—	(170)	—
Net expenses	732,724	2,653,175	1,529,993	3,787,873	4,391
Net investment income (loss)	2,589,414	11,879,981	7,963,038	433,600	(1,792)
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(5,132,363)	12,154,764	4,973,058	13,481,106	(23,431)
Net change in unrealized appreciation (depreciation) of investments	(631,280)	3,671,047	(3,739,962)	(24,005,209)	(20,707)
Net realized and unrealized gain (loss)	(5,763,643)	15,825,811	1,233,096	(10,524,103)	(44,138)
Net increase (decrease) in net assets resulting from operations	$(3,174,229)	$27,705,792	$9,196,134	$(10,090,503)	$(45,930)

*	Commencement of operations was on June 30, 2015.
[1]	Includes non-recurring dividends of $490,133.

The accompanying notes are an integral part of these financial statements.

44

Statements of Changes in Net Assets

For the years ended December 31,

	AMG GW&K Enhanced Core Bond Fund		AMG GW&K Municipal Bond Fund
	2015	2014	2015	2014
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$2,589,414	$2,507,510	$11,879,981	$7,875,121
Net realized gain (loss) on investments	(5,132,363)	87,523	12,154,764	3,462,649
Net change in unrealized appreciation (depreciation) of investments	(631,280)	2,660,589	3,671,047	16,538,759
Net increase (decrease) in net assets resulting from operations	(3,174,229)	5,255,622	27,705,792	27,876,529
Distributions to Shareholders:
From net investment income:
Investor Class	(757,792)	(769,523)	(307,554)	(432,266)
Service Class	(121,235)	(57,198)	(1,760,792)	(1,339,974)
Class C	(284,731)	(381,610)	—	—
Institutional Class	(1,459,487)	(1,330,077)	(9,837,254)	(6,154,942)
From net realized gain on investments:
Investor Class	—	—	(345,596)	(79,952)
Service Class	—	—	(1,606,917)	(330,497)
Class C	—	—	—	—
Institutional Class	—	—	(8,166,806)	(1,316,968)
Total distributions to shareholders	(2,623,245)	(2,538,408)	(22,024,919)	(9,654,599)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	4,076,345	(28,444,315)	290,819,321	210,693,581
Total increase (decrease) in net assets	(1,721,129)	(25,727,101)	296,500,194	228,915,511
Net Assets:
Beginning of year	87,819,431	113,546,532	515,305,339	286,389,828
End of year	$86,098,302	$87,819,431	$811,805,533	$515,305,339
End of year undistributed net investment income	—	$21,912	—	—

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

45

Statements of Changes in Net Assets (continued)

For the periods ended December 31,

	AMG GW&K Municipal Enhanced Yield Fund		AMG GW&K Small Cap Core Fund		AMG GW&K Small Cap Growth Fund*
	2015	2014	2015	2014	2015
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income (loss)	$7,963,038	$9,127,984	$433,600	$614,594	$(1,792)
Net realized gain (loss) on investments	4,973,058	3,771,712	13,481,106	22,646,725	(23,431)
Net change in unrealized appreciation (depreciation) of investments	(3,739,962)	25,123,728	(24,005,209)	(14,926,183)	(20,707)
Net increase (decrease) in net assets resulting from operations	9,196,134	38,023,424	(10,090,503)	8,335,136	(45,930)
Distributions to Shareholders:
From net investment income:
Investor Class	(139,414)	(345,685)	—	—	—
Service Class	(562,790)	(377,198)	(33,789)	(20,176)	—
Institutional Class	(7,264,910)	(8,402,809)	(710,270)	(460,718)	—
From net realized gain on investments:
Investor Class	(71,420)	—	(1,421,265)	(2,104,505)	—
Service Class	(208,173)	—	(1,479,651)	(2,494,630)	—
Institutional Class	(2,744,562)	—	(12,008,340)	(15,829,282)	—
Total distributions to shareholders	(10,991,269)	(9,125,692)	(15,653,315)	(20,909,311)	—
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	(15,159,353)	7,236,539	26,453,362	111,993,583	1,219,081
Total increase (decrease) in net assets	(16,954,488)	36,134,271	709,544	99,419,408	1,173,151
Net Assets:
Beginning of period	250,547,212	214,412,941	374,101,725	274,682,317	—
End of period	$233,592,724	$250,547,212	$374,811,269	$374,101,725	$1,173,151
End of period undistributed net investment income	$253	$4,329	—	$10,337	—

*	Commencement of operations was on June 30, 2015.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

46

AMG GW&K Enhanced Core Bond Fund

Financial Highlights

For a share outstanding throughout each period

	For the years ended December 31,
Investor Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.22	$9.96	$11.24	$10.81	$11.00
Income from Investment Operations:
Net investment income[1,2]	0.29	0.29	0.24	0.44	0.46
Net realized and unrealized gain (loss) on investments	(0.64)	0.26	(0.21)	0.58	0.03
Total from investment operations	(0.35)	0.55	0.03	1.02	0.49
Less Distributions to Shareholders from:
Net investment income	(0.29)	(0.29)	(0.26)	(0.48)	(0.51)
Net realized gain on investments	—	—	(1.05)	(0.11)	(0.17)
Total distributions to shareholders	(0.29)	(0.29)	(1.31)	(0.59)	(0.68)
Net Asset Value, End of Year	$9.58	$10.22	$9.96	$11.24	$10.81
Total Return[2]	(3.51)%[6]	5.58%	0.29%	9.53%	4.53%
Ratio of net expenses to average net assets (with offsets/reductions)	0.84%	0.84%	0.86%[4]	0.84%[5]	0.84%
Ratio of expenses to average net assets (with offsets)	0.84%	0.84%	0.86%[4]	0.84%[5]	0.84%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.07%	1.09%	1.08%[4]	1.04%[5]	1.05%
Ratio of net investment income to average net assets[2]	2.87%	2.82%	2.14%[4]	3.92%[5]	4.18%
Portfolio turnover	57%	22%	43%	110%	28%
Net assets at end of year (000’s omitted)	$20,203	$27,444	$32,009	$41,772	$35,647

	For the years ended December 31,			For the period from December 1, 2012 through
Service Class	2015	2014	2013	December 31, 2012*
Net Asset Value, Beginning of Period	$10.26	$9.99	$11.28	$11.41
Income from Investment Operations:
Net investment income[1,2]	0.30	0.31	0.26	0.02
Net realized and unrealized gain (loss) on investments	(0.63)	0.27	(0.22)	0.01
Total from investment operations	(0.33)	0.58	0.04	0.03
Less Distributions to Shareholders from:
Net investment income	(0.31)	(0.31)	(0.28)	(0.05)
Net realized gain on investments	—	—	(1.05)	(0.11)
Total distributions to shareholders	(0.31)	(0.31)	(1.33)	(0.16)
Net Asset Value, End of Period	$9.62	$10.26	$9.99	$11.28
Total Return[2]	(3.30)%	5.84%	0.41%	0.26%[17]
Ratio of net expenses to average net assets (with offsets/reductions)	0.67%	0.65%	0.69%[4]	0.64%[5,18]
Ratio of expenses to average net assets (with offsets)	0.67%	0.65%	0.69%[4]	0.64%[5,18]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.90%	0.90%	0.91%[4]	0.90%[5,18]
Ratio of net investment income to average net assets[2]	2.96%	3.00%	2.31%[4]	2.07%[5,18]
Portfolio turnover	57%	22%	43%	110%
Net assets at end of period (000’s omitted)	$7,463	$2,480	$1,563	$10

47

AMG GW&K Enhanced Core Bond Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Class C	2015	2014	2013	2012††	2011
Net Asset Value, Beginning of Year	$10.20	$9.94	$11.22	$10.79	$10.98
Income from Investment Operations:
Net investment income[1,2]	0.21	0.21	0.15	0.36	0.38
Net realized and unrealized gain (loss) on investments	(0.63)	0.26	(0.20)	0.57	0.02
Total from investment operations	(0.42)	0.47	(0.05)	0.93	0.40
Less Distributions to Shareholders from:
Net investment income	(0.21)	(0.21)	(0.18)	(0.39)	(0.42)
Net realized gain on investments	—	—	(1.05)	(0.11)	(0.17)
Total distributions to shareholders	(0.21)	(0.21)	(1.23)	(0.50)	(0.59)
Net Asset Value, End of Year	$9.57	$10.20	$9.94	$11.22	$10.79
Total Return[2]	(4.15)%[6]	4.79%	(0.50)%[6]	8.72%[6]	3.73%
Ratio of net expenses to average net assets (with offsets/reductions)	1.59%	1.59%	1.61%[4]	1.59%[5]	1.59%
Ratio of expenses to average net assets (with offsets)	1.59%	1.59%	1.61%[4]	1.59%[5]	1.59%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.82%	1.84%	1.83%[4]	1.79%[5]	1.80%
Ratio of net investment income to average net assets[2]	2.12%	2.07%	1.38%[4]	3.18%[5]	3.42%
Portfolio turnover	57%	22%	43%	110%	28%
Net assets at end of year (000’s omitted)	$11,031	$15,927	$20,793	$33,026	$33,615

	For the years ended December 31,
Institutional Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.25	$9.99	$11.28	$10.84	$11.03
Income from Investment Operations:
Net investment income[1,2]	0.31	0.31	0.27	0.47	0.49
Net realized and unrealized gain (loss) on investments	(0.63)	0.27	(0.22)	0.58	0.02
Total from investment operations	(0.32)	0.58	0.05	1.05	0.51
Less Distributions to Shareholders from:
Net investment income	(0.32)	(0.32)	(0.29)	(0.50)	(0.53)
Net realized gain on investments	—	—	(1.05)	(0.11)	(0.17)
Total distributions to shareholders	(0.32)	(0.32)	(1.34)	(0.61)	(0.70)
Net Asset Value, End of Year	$9.61	$10.25	$9.99	$11.28	$10.84
Total Return[2]	(3.15)%	5.85%	0.46%	9.89%	4.79%
Ratio of net expenses to average net assets (with offsets/reductions)	0.59%	0.59%	0.61%[4]	0.59%[5]	0.59%
Ratio of expenses to average net assets (with offsets)	0.59%	0.59%	0.61%[4]	0.59%[5]	0.59%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.82%	0.84%	0.83%[4]	0.79%[5]	0.80%
Ratio of net investment income to average net assets[2]	3.10%	3.05%	2.39%[4]	4.21%[5]	4.41%
Portfolio turnover	57%	22%	43%	110%	28%
Net assets at end of year (000’s omitted)	$47,402	$41,968	$59,182	$65,573	$64,573

48

AMG GW&K Municipal Bond Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Investor Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$11.61	$11.02	$11.52	$11.21	$10.29
Income from Investment Operations:
Net investment income[1,2]	0.15	0.18	0.18	0.20	0.27
Net realized and unrealized gain (loss) on investments	0.24	0.63	(0.47)	0.38	0.97
Total from investment operations	0.39	0.81	(0.29)	0.58	1.24
Less Distributions to Shareholders from:
Net investment income	(0.15)	(0.18)	(0.17)	(0.19)	(0.27)
Net realized gain on investments	(0.15)	(0.04)	(0.04)	(0.08)	(0.05)
Total distributions to shareholders	(0.30)	(0.22)	(0.21)	(0.27)	(0.32)
Net Asset Value, End of Year	$11.70	$11.61	$11.02	$11.52	$11.21
Total Return[2]	3.36%	7.39%	(2.51)%[6]	5.27%[6]	12.16%
Ratio of net expenses to average net assets (with offsets/reductions)	0.82%	0.80%	0.81%[7]	0.80%[8]	0.81%
Ratio of expenses to average net assets (with offsets)	0.82%	0.80%	0.81%[7]	0.80%[8]	0.81%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.13%	1.12%	1.17%[7]	1.18%[8]	1.34%
Ratio of net investment income to average net assets[2]	1.28%	1.55%	1.56%[7]	1.71%[8]	2.46%
Portfolio turnover	78%	31%	28%	39%	26%
Net assets at end of year (000’s omitted)	$27,362	$23,572	$28,655	$22,726	$8,777

	For the years ended December 31,
Service Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$11.63	$11.04	$11.54	$11.23	$10.30
Income from Investment Operations:
Net investment income[1,2]	0.19	0.21	0.21	0.23	0.30
Net realized and unrealized gain (loss) on investments	0.24	0.63	(0.47)	0.38	0.97
Total from investment operations	0.43	0.84	(0.26)	0.61	1.27
Less Distributions to Shareholders from:
Net investment income	(0.18)	(0.21)	(0.20)	(0.22)	(0.29)
Net realized gain on investments	(0.15)	(0.04)	(0.04)	(0.08)	(0.05)
Total distributions to shareholders	(0.33)	(0.25)	(0.24)	(0.30)	(0.34)
Net Asset Value, End of Year	$11.73	$11.63	$11.04	$11.54	$11.23
Total Return[2]	3.77%	7.62%	(2.24)%	5.53%	12.52%
Ratio of net expenses to average net assets (with offsets/reductions)	0.51%	0.52%	0.53%[7]	0.55%[8]	0.54%
Ratio of expenses to average net assets (with offsets)	0.51%	0.52%	0.53%[7]	0.55%[8]	0.54%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.82%	0.84%	0.89%[7]	0.93%[8]	1.09%
Ratio of net investment loss to average net assets[2]	1.59%	1.82%	1.84%[7]	1.97%[8]	2.80%
Portfolio turnover	78%	31%	28%	39%	26%
Net assets at end of year (000’s omitted)	$128,684	$98,152	$53,024	$35,444	$22,705

49

AMG GW&K Municipal Bond Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Institutional Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$11.67	$11.08	$11.58	$11.26	$10.33
Income from Investment Operations:
Net investment income[1,2]	0.21	0.23	0.23	0.25	0.30
Net realized and unrealized gain (loss) on investments	0.24	0.63	(0.47)	0.40	0.99
Total income (loss) from investment operations	0.45	0.86	(0.24)	0.65	1.29
Less Distributions to Shareholders from:
Net investment income	(0.20)	(0.23)	(0.22)	(0.25)	(0.31)
Net realized gain on investments	(0.15)	(0.04)	(0.04)	(0.08)	(0.05)
Total distributions to shareholders	(0.35)	(0.27)	(0.26)	(0.33)	(0.36)
Net Asset Value, End of Year	$11.77	$11.67	$11.08	$11.58	$11.26
Total Return[2]	3.94%	7.80%	(2.02)%	5.80%[6]	12.71%[6]
Ratio of net expenses to average net assets (with offsets/reductions)	0.34%	0.34%	0.36%[7]	0.35%[8]	0.34%
Ratio of expenses to average net assets (with offsets)	0.34%	0.34%	0.36%[7]	0.35%[8]	0.34%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.65%	0.66%	0.72%[7]	0.73%[8]	0.83%
Ratio of net investment income to average net assets[2]	1.76%	2.00%	2.01%[7]	2.15%[8]	2.79%
Portfolio turnover	78%	31%	28%	39%	26%
Net assets at end of year (000’s omitted)	$655,760	$393,581	$204,711	$121,609	$32,019

50

AMG GW&K Municipal Enhanced Yield Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Investor Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.16	$8.98	$10.24	$9.55	$8.79
Income from Investment Operations:
Net investment income[1,2]	0.30	0.34	0.35	0.36	0.37
Net realized and unrealized gain (loss) on investments	0.05	1.18	(1.18)	0.93	0.78
Total from investment operations	0.35	1.52	(0.83)	1.29	1.15
Less Distributions to Shareholders from:
Net investment income	(0.30)	(0.34)	(0.36)	(0.36)	(0.37)
Net realized gain on investments	(0.13)	—	(0.07)	(0.24)	(0.02)
Total distributions to shareholders	(0.43)	(0.34)	(0.43)	(0.60)	(0.39)
Net Asset Value, End of Year	$10.08	$10.16	$8.98	$10.24	$9.55
Total Return[2]	3.57%	17.14%	(8.27)%[6]	13.69%[6]	13.48%
Ratio of net expenses to average net assets (with offsets/reductions)	1.07%	1.00%	1.12%[9]	1.07%[10]	1.17%[11]
Ratio of expenses to average net assets (with offsets)	1.07%	1.00%	1.12%[9]	1.07%[10]	1.17%[11]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.25%	1.19%	1.30%[9]	1.27%[10]	1.40%
Ratio of net investment income to average net assets[2]	2.98%	3.46%	3.58%[9]	3.53%[10]	4.02%
Portfolio turnover	120%	83%	52%	70%	31%
Net assets at end of year (000’s omitted)	$5,500	$8,507	$8,030	$21,413	$5,689

	For the years ended December 31,
Service Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.16	$8.98	$10.23	$9.54	$8.79
Income from Investment Operations:
Net investment income[1,2]	0.34	0.36	0.38	0.38	0.40
Net realized and unrealized gain (loss) on investments	0.06	1.18	(1.18)	0.93	0.77
Total from investment operations	0.40	1.54	(0.80)	1.31	1.17
Less Distributions to Shareholders from:
Net investment income	(0.34)	(0.36)	(0.38)	(0.38)	(0.40)
Net realized gain on investments	(0.13)	—	(0.07)	(0.24)	(0.02)
Total distributions to shareholders	(0.47)	(0.36)	(0.45)	(0.62)	(0.42)
Net Asset Value, End of Year	$10.09	$10.16	$8.98	$10.23	$9.54
Total Return[2]	4.07%	17.39%	(7.95)%	13.90%	13.65%
Ratio of net expenses to average net assets (with offsets/reductions)	0.71%	0.72%	0.78%[9]	0.86%[10]	0.94%[11]
Ratio of expenses to average net assets (with offsets)	0.71%	0.72%	0.78%[9]	0.86%[10]	0.94%[11]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.89%	0.91%	0.96%[9]	1.06%[10]	1.16%
Ratio of net investment income to average net assets[2]	3.35%	3.68%	3.99%[9]	3.74%[10]	4.48%
Portfolio turnover	120%	83%	52%	70%	31%
Net assets at end of year (000’s omitted)	$16,036	$15,757	$5,222	$6,401	$2,145

51

AMG GW&K Municipal Enhanced Yield Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Institutional Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.14	$8.97	$10.22	$9.53	$8.78
Income from Investment Operations:
Net investment income[1,2]	0.34	0.37	0.39	0.40	0.41
Net realized and unrealized gain (loss) on investments	0.07	1.17	(1.17)	0.93	0.78
Total from investment operations	0.41	1.54	(0.78)	1.33	1.19
Less Distributions to Shareholders from:
Net investment income	(0.35)	(0.37)	(0.40)	(0.40)	(0.42)
Net realized gain on investments	(0.13)	—	(0.07)	(0.24)	(0.02)
Total distributions to shareholders	(0.48)	(0.37)	(0.47)	(0.64)	(0.44)
Net Asset Value, End of Year	$10.07	$10.14	$8.97	$10.22	$9.53
Total Return[2]	4.15%	17.45%	(7.80)%	14.13%[6]	13.94%
Ratio of net expenses to average net assets (with offsets/reductions)	0.64%	0.64%	0.66%[9]	0.65%[10]	0.69%[11]
Ratio of expenses to average net assets (with offsets)	0.64%	0.64%	0.66%[9]	0.65%[10]	0.69%[11]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.82%	0.83%	0.84%[9]	0.85%[10]	0.91%
Ratio of net investment income to average net assets[2]	3.42%	3.83%	4.08%[9]	3.96%[10]	4.69%
Portfolio turnover	120%	83%	52%	70%	31%
Net assets at end of year (000’s omitted)	$212,057	$226,284	$201,161	$294,983	$138,250

52

AMG GW&K Small Cap Core Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Investor Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$23.39	$24.34	$17.72	$15.87	$15.64
Income from Investment Operations:
Net investment income (loss)[1,2]	(0.06)[19]	(0.07)[12]	(0.07)[13]	0.14 [14]	(0.02)
Net realized and unrealized gain (loss) on investments	(0.64)	0.46	7.56	2.15	0.25
Total from investment operations	(0.70)	0.39	7.49	2.29	0.23
Less Distributions to Shareholders from:
Net investment income	—	—	—	(0.08)	—
Net realized gain on investments	(0.89)	(1.34)	(0.87)	(0.36)	—
Total distributions to shareholders	(0.89)	(1.34)	(0.87)	(0.44)	—
Net Asset Value, End of Year	$21.80	$23.39	$24.34	$17.72	$15.87
Total Return[2]	(3.02)%	1.53%	42.26%	14.45%	1.47%
Ratio of net expenses to average net assets (with offsets/reductions)	1.35%	1.42%	1.37%[15]	1.41%[16]	1.39%
Ratio of expenses to average net assets (with offsets)	1.35%	1.42%	1.37%[15]	1.41%[16]	1.39%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.46%	1.53%	1.50%[15]	1.62%[16]	1.71%
Ratio of net investment income (loss) to average net assets[2]	(0.24)%	(0.28)%	(0.32)%[15]	0.78%[16]	(0.14)%
Portfolio turnover	16%	26%	19%	14%	25%
Net assets at end of year (000’s omitted)	$35,691	$37,995	$69,992	$14,707	$3,349

	For the years ended December 31,
Service Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$23.53	$24.42	$17.73	$15.85	$15.59
Income from Investment Operations:
Net investment income (loss)[1,2]	0.01 [19]	0.04 [12]	(0.02)[13]	0.06 [14]	0.01
Net realized and unrealized gain (loss) on investments	(0.65)	0.43	7.58	2.26	0.25
Total income from investment operations	(0.64)	0.47	7.56	2.32	0.26
Less Distributions to Shareholders from:
Net investment income	(0.02)	(0.01)	—	(0.08)	—
Net realized gain on investments	(0.90)	(1.35)	(0.87)	(0.36)	—
Total distributions to shareholders	(0.92)	(1.36)	(0.87)	(0.44)	—
Net Asset Value, End of Year	$21.97	$23.53	$24.42	$17.73	$15.85
Total Return[2]	(2.75)%	1.86%	42.64%[6]	14.67%[6]	1.67%[6]
Ratio of net expenses to average net assets (with offsets/reductions)	1.07%	1.10%	1.13%[15]	1.20%[16]	1.20%
Ratio of expenses to average net assets (with offsets)	1.07%	1.10%	1.13%[15]	1.20%[16]	1.20%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.18%	1.22%	1.26%[15]	1.41%[16]	1.52%
Ratio of net investment income (loss) to average net assets[2]	0.03%	0.16%	(0.09)%[15]	0.44%[16]	0.04%
Portfolio turnover	16%	26%	19%	14%	25%
Net assets at end of year (000’s omitted)	$36,739	$44,806	$35,836	$13,052	$19,007

53

AMG GW&K Small Cap Core Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Institutional Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$23.61	$24.49	$17.76	$15.87	$15.59
Income from Investment Operations:
Net investment income[1,2]	0.04 [19]	0.07 [12]	0.02 [13]	0.14 [14]	0.05
Net realized and unrealized gain (loss) on investments	(0.65)	0.44	7.58	2.23	0.25
Total from investment operations	(0.61)	0.51	7.60	2.37	0.30
Less Distributions to Shareholders from:
Net investment income	(0.05)	(0.04)	—	(0.12)	(0.02)
Net realized gain on investments	(0.91)	(1.35)	(0.87)	(0.36)	—
Total distributions to shareholders	(0.96)	(1.39)	(0.87)	(0.48)	(0.02)
Net Asset Value, End of Year	$22.04	$23.61	$24.49	$17.76	$15.87
Total Return[2]	(2.63)%	2.04%	42.81%[6]	14.97%[6]	1.90%
Ratio of net expenses to average net assets (with offsets/reductions)	0.95%	0.95%	0.97%[15]	0.96%[16]	0.95%
Ratio of expenses to average net assets (with offsets)	0.95%	0.95%	0.97%[15]	0.96%[16]	0.95%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.06%	1.07%	1.10%[15]	1.17%[16]	1.27%
Ratio of net investment income to average net assets[2]	0.17%	0.30%	0.07%[15]	0.84%[16]	0.30%
Portfolio turnover	16%	26%	19%	14%	25%
Net assets at end of year (000’s omitted)	$302,381	$291,301	$168,854	$76,673	$40,425

54

AMG GW&K Small Cap Growth Fund

Financial Highlights

For a share outstanding throughout each period

Institutional Class	For the period from June 30, 2015 through December 31, 2015**
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss[1,2]	(0.02)
Net realized and unrealized loss on investments	(1.03)
Total from investment operations	(1.05)
Net Asset Value, End of Period	$8.95
Total Return[2]	(10.50)%[17]
Ratio of net expenses to average net assets (with offsets/reductions)	0.95%[18]
Ratio of expenses to average net assets (with offsets)	0.95%[18]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	11.39%[18]
Ratio of net investment loss to average net assets[2]	(0.39)%[18]
Portfolio turnover	41%[17]
Net assets at end of period (000’s omitted)	$1,173

55

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

*	Commencement of operations was December 1, 2012.
**	Commencement of operations was June 30, 2015.
††	Effective December 1, 2012, Class C shares were closed to all new investors.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Excludes the impact of expense reimbursements or fee waiver and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Notes 1(c) and 2 in the Notes to Financial Statements.)
[4]	Includes non-routine extraordinary expenses amounting to 0.021%, 0.016%, 0.021% and 0.020% of average net assets for the Investor Class, Service Class, Class C and Institutional Class, respectively.
[5]	Includes non-routine extraordinary expenses amounting to 0.004%, 0.005%, 0.004% and 0.004% of average net assets for the Investor Class, Service Class, Class C and Institutional Class, respectively.
[6]	The Total Return is based on the Financial Statement Net Asset Values as shown in the Financial Highlights.
[7]	Includes non-routine extraordinary expenses amounting to 0.021%, 0.020% and 0.020% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[8]	Includes non-routine extraordinary expenses amounting to 0.005%, 0.005% and 0.005% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[9]	Includes non-routine extraordinary expenses amounting to 0.024%, 0.022% and 0.023% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[10]	Includes non-routine extraordinary expenses amounting to 0.006%, 0.005% and 0.005% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[11]	Effective July 1, 2011, the Fund’s expense cap was reduced to 0.64% from 0.79%. The expense ratio shown reflects the weighted average expense ratio for the full year ended December 31, 2011.
[12]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.11), $(0.00), and $0.03 for AMG GW&K Small Cap Core Fund’s Investor Class, Service Class, and Institutional Class shares, respectively.
[13]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.09), $(0.04) and $0.00 for the Investor Class, Service Class and Institutional Class, respectively.
[14]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.03, $(0.05) and $0.03 for the Investor Class, Service Class and Institutional Class, respectively.
[15]	Includes non-routine extraordinary expenses amounting to 0.015%, 0.017% and 0.018% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[16]	Includes non-routine extraordinary expenses amounting to 0.008%, 0.004% and 0.005% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[17]	Not annualized.
[1][8]	Annualized.
[19]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.05), $0.01 and $0.05 for the Investor Class, Service Class and Institutional Class, respectively.

56

Notes to Financial Statements December 31, 2015

1.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds and AMG Funds II (the “Trusts”) are open-end management investment companies, organized as Massachusetts business trusts, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds: AMG GW&K Municipal Bond Fund (“Municipal Bond”), AMG GW&K Municipal Enhanced Yield Fund (“Municipal Enhanced”), AMG GW&K Small Cap Core Fund (“Small Cap Core”) and AMG GW&K Small Cap Growth Fund (“Small Cap Growth”) and AMG Funds II: AMG GW&K Enhanced Core Bond Fund (“Enhanced Core Bond”), each a “Fund” and collectively, the “Funds.”

Each Fund has established the following classes of shares: Investor Class, Service Class and Institutional Class. Currently, Enhanced Core Bond, Municipal Bond, Municipal Enhanced and Small Cap Core offer Investor Class, Service Class and Institutional Class Shares. Small Cap Growth offers Institutional Class shares only. Additionally, Enhanced Core Bond established and offers Class C shares. The Small Cap Growth Fund commenced operations on June 30, 2015.

Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Effective December 1, 2012, Class C shares of Enhanced Core Bond were closed to all new investors and will no longer be available for purchase by existing shareholders. Shareholders who redeem Class C shares of the Fund will continue to be subject to the deferred sales charges described in the prospectus. Effective November 1, 2013, Small Cap Core was closed to new investors. Please refer to Enhanced Core Bond’s and Small Cap Core’s current prospectus for additional information.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities, traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager for the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be

57

Notes to Financial Statements (continued)

realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Distributions received in excess of income from return of capital including real estate investment trusts (REITs) are recorded as a reduction of the cost of the related investment and/or as a realized gain. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as an adjustment to realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the AMG Trusts and other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following fund had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of such Fund’s expenses. For the year ended December 31, 2015 the amount by which the Small Cap Core Fund’s expenses were reduced and the impact on the annualized expense ratios, if any, were as follows: $170 or 0.00%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custodian expenses that would otherwise be charged to each Fund. For the year ended December 31, 2015, the Funds’ custodian expense was not reduced.

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2015, overdraft fees for Enhanced Core Bond, Municipal Bond, Municipal Enhanced, Small Cap Core and Small Cap Growth equaled $0, $104, $289, $35 and $0, respectively.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character.

58

Notes to Financial Statements (continued)

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are due to tax equalization and temporary differences are due to wash sales.

The tax character of distribution paid during the years ended December 31, 2015 and December 31, 2014 were are follows:

	Enhanced Core Bond		Municipal Bond*		Municipal Enhanced**		Small Cap Core
Distributions paid from:	2015	2014	2015	2014	2015	2014	2015	2014
Ordinary income	$2,623,245	$2,538,408	$11,879,981	$7,913,906	$7,967,114	$9,125,692	$648,345	$480,894
Short-term capital gains	—	—	2,721,008	675,428	267,207	—	986,775	2,885,197
Long-term capital gains	—	—	7,423,930	1,065,265	2,756,948	—	14,018,195	17,543,220

	$2,623,245	$2,538,408	$22,024,919	$9,654,599	$10,991,269	$9,125,692	$15,653,315	$20,909,311

*	The ordinary income distributions paid by Municipal Bond which were tax-exempt for the periods 2015 and 2014 were $11,879,981 and $7,912,223, respectively.
**	The ordinary income distributions paid by Municipal Enhanced which were tax-exempt for the periods 2015 and 2014 were $7,948,240 and $9,107,195, respectively.

As of December 31, 2015, the components of distributions earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Enhanced Core Bond	Municipal Bond	Municipal Enhanced	Small Cap Core	Small Cap Growth
Capital loss carryforward	$2,222,439	—	—	—	—
Undistributed ordinary income	—	—	$253	—	—
Undistributed short-term capital gains	—	$1,535,767	399,191	—	$371
Undistributed long-term capital gains	—	2,385,987	642,427	$3,297,269	—
Late year loss deferral	3,205,311	—	—	936,483	—

e. FEDERAL TAXES

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on Small Cap Core’s and Small cap Growth’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, Small Cap Core and Small Cap Growth will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2015, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses may be carried forward for an unlimited time period and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2015, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart.

	Capital Loss
	Carryover Amounts
Fund	Short-Term	Long-Term
Enhanced Core Bond	$540,021	$1,682,418

These amounts may be used to offset future realized capital gains for an unlimited time period.

As of December 31, 2015, Municipal Bond, Municipal Enhanced, Small Cap Core and Small Cap Growth had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should Municipal Bond, Municipal Enhanced, Small Cap Core and Small Cap Growth incur net capital losses for the year ended December 31, 2016, such amounts may be used to offset future realized capital gains, for an unlimited time period.

59

Notes to Financial Statements (continued)

g. CAPITAL STOCK

The Trusts’ Declarations of Trust authorize for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

For the years ended December 31, 2015 and 2014, the capital stock transactions by class for Enhanced Core Bond, Municipal Bond, Municipal Enhanced, Small Cap Core and Small Cap Growth were as follows:

	Enhanced Core Bond				Municipal Bond
	2015		2014		2015		2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	745,685	$7,581,134	1,105,135	$11,355,152	1,539,109	$17,987,833	1,313,946	$15,060,926
Reinvestment of distributions	53,402	536,159	48,652	497,882	54,114	632,448	43,890	504,129
Cost of shares repurchased	(1,376,533)	(13,764,481)	(1,683,022)	(17,154,959)	(1,285,745)	(14,916,621)	(1,926,523)	(22,140,073)

Net increase (decrease)	(577,446)	$(5,647,188)	(529,235)	$(5,301,925)	307,478	$3,703,660	(568,687)	$(6,575,018)

Service Class:
Proceeds from sale of shares	590,618	$5,851,078	109,002	$1,126,759	5,825,773	$68,099,858	5,554,498	$63,929,297
Reinvestment of distributions	10,485	104,238	3,830	39,381	192,521	2,255,691	88,317	1,018,649
Cost of shares repurchased	(67,052)	(669,781)	(27,386)	(280,334)	(3,484,494)	(40,798,939)	(2,008,633)	(22,996,704)

Net increase	534,051	$5,285,535	85,446	$885,806	2,533,800	$29,556,610	3,634,182	$41,951,242

Class C:
Proceeds from sale of shares	5,337	$53,505	7,687	$78,568	—	—	—	—
Reinvestment of distributions	19,802	198,380	25,851	264,164	—	—	—	—
Cost of shares repurchased	(433,309)	(4,362,382)	(563,996)	(5,763,405)	—	—	—	—

Net decrease	(408,170)	$(4,110,497)	(530,458)	$(5,420,673)	—	—	—	—

Institutional Class:
Proceeds from sale of shares	1,630,862	$16,511,994	1,334,860	$13,732,720	33,123,648	$388,149,326	20,955,711	$241,281,689
Reinvestment of distributions	143,327	1,438,083	124,781	1,280,372	1,438,936	16,900,334	640,309	7,411,371
Cost of shares repurchased	(937,260)	(9,401,582)	(3,289,907)	(33,620,615)	(12,559,632)	(147,490,609)	(6,356,590)	(73,375,703)

Net increase (decrease)	836,929	$8,548,495	(1,830,266)	$(18,607,523)	22,002,952	$257,559,051	15,239,430	$175,317,357

60

Notes to Financial Statements (continued)

	Municipal Enhanced				Small Cap Core
	2015		2014		2015		2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	765,332	$7,817,267	1,818,662	$17,853,038	344,200	$8,072,293	634,821	$15,177,787
Reinvestment of distributions	20,792	210,164	35,200	344,366	60,630	1,336,887	83,102	1,964,534
Cost of shares repurchased	(1,078,015)	(11,024,996)	(1,910,370)	(18,841,404)	(392,023)	(9,181,256)	(1,969,034)	(47,032,493)

Net increase (decrease)	(291,891)	$(2,997,565)	(56,508)	$(644,000)	12,807	$227,924	(1,251,111)	$(29,890,172)

Service Class:
Proceeds from sale of shares	1,115,492	$11,383,413	2,041,597	$20,091,308	162,317	$3,848,812	623,346	$15,141,794
Reinvestment of distributions	76,444	770,964	38,258	377,147	35,688	792,991	70,148	1,667,423
Cost of shares repurchased	(1,152,453)	(11,693,012)	(1,110,705)	(10,961,898)	(430,228)	(10,436,822)	(256,726)	(6,139,546)

Net increase (decrease)	39,483	$461,365	969,150	$9,506,557	(232,223)	$(5,795,019)	436,768	$10,669,671

Institutional Class:
Proceeds from sale of shares	5,680,203	$57,465,629	5,027,817	$48,928,368	2,374,100	$56,191,800	6,496,214	$156,385,059
Reinvestment of distributions	587,901	5,926,350	646,628	6,307,190	538,090	11,994,017	629,895	15,022,999
Cost of shares repurchased	(7,508,463)	(76,015,132)	(5,796,894)	(56,861,576)	(1,531,195)	(36,165,360)	(1,681,058)	(40,193,974)

Net increase (decrease)	(1,240,359)	$(12,623,153)	(122,449)	$(1,626,018)	1,380,995	$32,020,457	5,445,051	$131,214,084

	Small Cap Growth
	2015
	Shares	Amount
Institutional Class:
Proceeds from sale of shares	159,184	$1,476,468
Cost of shares repurchased	(28,038)	(257,387)

Net increase	131,146	$1,219,081

At December 31, 2015, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Enhanced Core Bond—two collectively own 46%; Municipal Bond—two collectively own 66%; Municipal Enhanced—two collectively own 78%; Small Cap Core—three collectively own 64% and Small Cap Growth—three collectively own 76%. Transactions by these shareholders may have a material impact on their respective Funds.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by BNYM (the “Program”), provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM.

61

Notes to Financial Statements (continued)

At December 31, 2015, the market value of repurchase agreements or joint repurchase agreements outstanding for Enhanced Core Bond, Small Cap Core and Small Cap Growth were $1,376,580, $20,249,177 and $57,235, respectively.

i. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

The Funds may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Funds’ Schedules of Portfolio Investments. With respect to purchase commitments, the Funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by GW&K Investment Management, LLC, (GW&K) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GW&K.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the year ended December 31, 2015, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Enhanced Core Bond	0.45%
Municipal Bond	0.35%
Municipal Enhanced	0.50%
Small Cap Core	0.75%
Small Cap Growth	0.75%

The Investment Manager has contractually agreed, through at least May 1, 2016, to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Enhanced Core Bond, Municipal Bond, Municipal Enhanced, Small Cap Core

and Small Cap Growth to 0.59%, 0.34%, 0.64%, 0.95% and 0.95%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Trust’s Board of Trustees, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and respective expense reimbursements in any such future year to exceed that Funds’ respective contractual expense limitation amount.

For the year ended December 31, 2015, each Fund’s components of reimbursement available are detailed in the following chart:

	Enhanced	Municipal
	Core Bond	Bond
Reimbursement Available—12/31/14	$798,879	$2,659,807
Additional Reimbursements	208,328	2,123,295
Expired Reimbursements	(279,668)	(495,219)

Reimbursement Available—12/31/15	$727,539	$4,287,883

	Municipal Enhanced	Small Cap Core
Reimbursement Available—12/31/14	$752,877	$806,358
Additional Reimbursements	205,861	405,914
Expired Reimbursements	(301,526)	(175,130)

Reimbursement Available—12/31/15	$657,212	$1,037,142

Small Cap Growth
Reimbursement Available—12/31/14	—
Additional Reimbursements	$48,523
Expired Reimbursements	—

Reimbursement Available—12/31/15	$48,523

The expiration of each Fund’s reimbursement are as follows:

	Enhanced	Municipal
Expiration Period	Core Bond	Bond
Less than 1 year	$290,204	$852,297
Within 2 years	229,007	1,312,291
Within 3 years	208,328	2,123,295

Total Amount Subject to Reimbursement	$727,539	$4,287,883

62

Notes to Financial Statements (continued)

	Municipal
Expiration Period	Enhanced	Small Cap Core
Less than 1 year	$219,146	$252,383
Within 2 years	232,205	378,845
Within 3 years	205,861	405,914

Total Amount Subject to Reimbursement	$657,212	$1,037,142

Expiration Period	Small Cap Growth
Less than 1 year	—
Within 2 years	—
Within 3 years	$48,523

Total Amount Subject to Reimbursement	$48,523

Enhanced Core Bond, Municipal Bond, Municipal Enhanced, Small Cap Core and Small Cap Growth have entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and provides a variety of administration and shareholder services to the Funds. Enhanced Core Bond pays a fee to the Administrator at the rate of 0.20% per annum of the Fund’s average daily net assets for these services. Municipal Bond, Municipal Enhanced, Small Cap Core and Small Cap Growth each pay a fee to the Administrator at the rate of 0.25% per annum of the Fund’s average daily net assets for these services.

The Administrator for Municipal Enhanced is voluntarily waiving a portion of its administration fee on 90% of the Fund’s net assets. The waiver, which may be modified or terminated at any time, amounts to 0.10% on the first $250 million of the Fund’s net assets and 0.15% on the remaining net assets. For the year ended December 31, 2015, the amount waived was $211,783 or 0.09%.

Effective January 1, 2015, the Board provides supervision of the affairs of the Trust, other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds family”) and other affiliated funds. Previously, the Board provided supervision to only the Trust and other trusts within the AMG Funds family.

Beginning January 1, 2015, the aggregate annual retainer paid to each Independent Trustee of the Board is $200,000, plus $16,000, $4,000 or $2,000 for each regular, in-person special or telephonic special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $55,000 per year. The Chairman of the Audit Committee receives an additional payment of $25,000 per year.

Prior to January 1, 2015, the aggregate annual retainer paid to each Independent Trustee of the Board was $130,000, plus $7,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts formerly received an additional payment of $35,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $15,000 per year.

Effective January 1, 2015, the Trustees’ fees and expenses are generally allocated among all of the Funds in the Trust, other trusts within the AMG Funds family and other affiliated funds based on the relative net assets of such funds. Before January 1, 2015, the Trustees’ fees and expenses were generally allocated among all of the funds in the Trust and other trusts within the AMG Funds family. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid to the Independent Trustees of the Board.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trusts have adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares of each Fund and Class C shares of Enhanced Core Bond, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributors of up to 0.25% and 1.00% annually of each Fund’s average daily net assets attributable to the Investor Class and Class C shares, respectively. The Plan further provides for periodic payments by the Trust or the Distributor to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments made under the plan by Class C shares or Investor Class shares for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of each Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

For Enhanced Core Bond’s Service Class and for each of the Investor and Service Classes of Municipal Bond, Municipal Enhanced and Small Cap Core, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Investor and Service Class shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

63

Notes to Financial Statements (continued)

The impact on the annualized expense ratios for the year ended December 31, 2015, were as follows:

	Maximum	Actual
Fund	Amount Allowed	Amount Incurred
Enhanced Core Bond
Service Class	0.10%	0.08%
Municipal Bond
Investor Class	0.25%	0.23%
Service Class	0.25%	0.17%
Municipal Enhanced
Investor Class	0.25%	0.18%
Service Class	0.25%	0.07%
Small Cap Core
Investor Class	0.25%	0.15%
Service Class	0.25%	0.12%

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2015, the following Funds either borrowed from or lent to other Funds in the AMG Funds family: Enhanced Core Bond lent $1,034,348 for three days earning interest in the amount of $55 and Small Cap Core lent varying amounts not exceeding $2,796,955 for seven days earning interest in the amount of $231. The interest amount is included in the Statement of Operations as interest income. Enhanced Core Bond borrowed $1,886,367 for two days paying interest of $71, Municipal Bond borrowed $7,808,335 for three days paying interest of $414 and Municipal Enhanced borrowed varying amounts not exceeding $4,600,549 for five days paying interest of $173. The interest amount is included in the Statement of Operations as miscellaneous expense. For the year ended December 31, 2015, Small Cap Growth neither borrowed from nor lent to other Funds in the AMG Funds family. At December 31, 2015, Small Cap Core had $2,796,955 in interfund loans outstanding.

The Investment Manager paid the initial state registration fees in the amount of $12,623 on behalf of Small Cap Growth. This balance is reflected as a Payable to Affiliate on the Statement of Assets and Liabilities.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2015, were as follows:

	Long-Term Securities excluding (U.S. Government Obligations)
Fund	Purchases	Sales
Enhanced Core Bond	$34,350,291	$41,044,768
Municipal Bond	807,174,271	522,000,265
Municipal Enhanced	275,108,344	290,156,255
Small Cap Core	70,658,947	59,898,498
Small Cap Growth	1,577,121	371,550

	U.S. Government Obligations
Fund	Purchases	Sales
Enhanced Core Bond	$18,847,979	$7,648,689

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At December 31, 2015, the value of the securities loaned and cash collateral received, were as follows:

	Securities	Cash Collateral
Fund	Loaned	Received
Enhanced Core Bond	$1,325,009	$1,376,580
Small Cap Core	19,402,890	20,249,177
Small Cap Growth	55,118	57,235

5. COMMITMENTS AND CONTINGENCIES

Under each Trusts’ organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this

64

Notes to Financial Statements (continued)

would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For security lending transactions, see Note 4.

The following table is a summary of the Funds’ open repurchase agreements which are subject to a master netting agreement as of December 31, 2015:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount
Enhanced Core Bond
Cantor Fitzgerald Securities, Inc.	$1,000,000	$1,000,000	—	—
Daiwa Capital Markets America	376,580	376,580	—	—

Total	$1,376,580	$1,376,580	—	—

Small Cap Core
BNP Paribas Securities Corp.	$4,809,224	$4,809,224	—	—
Cantor Fitzgerald Securities, Inc.	4,809,224	4,809,224	—	—
Daiwa Capital Markets America	4,809,224	4,809,224	—	—
Nomura Securities International, Inc.	3,842,641	3,842,641	—	—
State of Wisconsin Investment Board	1,978,864	1,978,864	—	—

Total	$20,249,177	$20,249,177	—	—

Small Cap Growth
Royal Bank of Scotland PLC	$57,235	$57,235	—	—

7. SUBSEQUENT EVENTS

Each Fund has determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

TAX INFORMATION (unaudited)

The AMG GW&K Enhanced Core Bond Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund and AMG GW&K Small Cap Growth Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2015 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG GW&K Enhanced Core Bond Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund and AMG GW&K Small Cap Growth Fund each hereby designates $0, $7,423,930, $2,756,948, $14,031,654 and $0, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2015, or if subsequently determined to be different, the net capital gains of such fiscal year.

65

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS II AND THE SHAREHOLDERS OF AMG GW&K ENHANCED CORE BOND FUND, AS WELL AS THE BOARD OF TRUSTEES OF AMG FUNDS AND THE SHAREHOLDERS OF AMG GW&K MUNICIPAL BOND FUND, AMG GW&K MUNICIPAL ENHANCED YIELD FUND, AMG GW&K SMALL CAP CORE FUND AND AMG GW&K SMALL CAP GROWTH FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AMG GW&K Enhanced Core Bond Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund, and AMG GW&K Small Cap Growth Fund (the “Funds”) at December 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 29, 2016

66

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012	Bruce B. Bingham, 67

• Oversees 72 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Director of The Yacktman Funds (2000-2012).

• Independent Chairman	William E. Chapman, II, 74

• Trustee since 1999 - AMG Funds • Trustee since 2000 - AMG Funds II • Oversees 72 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 1999 - AMG Funds	Edward J. Kaier, 70

• Trustee since 2000 - AMG Funds II • Oversees 72 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013	Kurt A. Keilhacker, 52

• Oversees 74 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2004 - AMG Funds	Steven J. Paggioli, 65

• Trustee since 2000 - AMG Funds II • Oversees 72 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013	Richard F. Powers III, 70

• Oversees 72 Funds in Fund Complex	Adjunct Professor, Boston College (2010-2013); Trustee of Aston Funds (27 portfolios) (2014-Present); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Trustee since 1999 - AMG Funds	Eric Rakowski, 57

• Trustee since 2000 - AMG Funds II • Oversees 74 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013	Victoria L. Sassine, 50

• Oversees 74 Funds in Fund Complex	Lecturer, Babson College (2007 – Present); Trustee of Aston Funds (27 portfolios) (2014-Present).

• Trustee since 2004 - AMG Funds • Trustee since 2000 - AMG Funds II • Oversees 72 Funds in Fund Complex

Thomas R. Schneeweis, 68

Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education), (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Trustee of Aston Funds (27 portfolios) (2010-Present).

67

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011	Christine C. Carsman, 63

• Oversees 74 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2014	Jeffrey T. Cerutti, 48

• Principal Executive Officer since 2014	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); Chief Executive Officer and President, Aston Funds (2015-Present); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 57

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015	Mark J. Duggan, 51

• Chief Legal Officer since 2015	Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2007 • Treasurer since 1999 • Principal Financial Officer since 2008

Donald S. Rumery, 57

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds (1999-Present); Treasurer, AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Assistant Treasurer since 2014

John C. Ball, 40

Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

• Chief Compliance Officer since 2010

John J. Ferencz, 53

Vice President, Chief Compliance Officer—AMG Family of Funds, AMG Funds LLC (2010-Present); Code of Ethics Reporting Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 41

Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

68

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road Suite 300

Greenwich, CT 06830

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

SUBADVISOR

GW&K Investment Management, LLC 222 Berkeley St.

Boston, MA 02116

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

FOR MANAGERSCHOICETM ONLY

AMG Funds

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com    |

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Real Estate Securities

CenterSquare Investment Management, Inc.

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Bond

AMG Managers Global Income Opportunity

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AMG Managers Intermediate Duration Government

AMG Managers Short Duration Government

Amundi Smith Breeden LLC

| www.amgfunds.com

ANNUAL REPORT

AMG Funds

December 31, 2015

AMG Chicago Equity Partners Balanced Fund

Investor Class: MBEAX     |     Service Class: MBESX     |     Institutional Class: MBEYX

AMG Chicago Equity Partners Small Cap Value Fund

Investor Class: CESVX     |     Service Class: CESSX     |     Institutional Class: CESIX

AMG Managers High Yield Fund

Investor Class: MHHAX     |     Institutional Class: MHHYX     |

AMG Managers Intermediate Duration Government Fund: MGIDX

AMG Managers Short Duration Government Fund: MGSDX

www.amgfunds.com |	AR002-1215

AMG Funds

Annual Report—December 31, 2015

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG Chicago Equity Partners Balanced Fund	4

AMG Chicago Equity Partners Small Cap Value Fund	17

AMG Managers High Yield Fund	23

AMG Managers Intermediate Duration Government Fund	40

AMG Managers Short Duration Government Fund	49

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	60

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	67
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	70
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	71
Detail of changes in assets for the past two years

Financial Highlights	73
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	80
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	90

TRUSTEES AND OFFICERS	91

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Fund family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

Overall, U.S. equity investors achieved modest positive returns for the year ended December 31, 2015, although the second half of the year was characterized by a notable increase in volatility. The S&P 500 Index, a widely followed barometer of the U.S. equity market, returned 1.4% during the past twelve months. However, the U.S. equity market did experience its first correction in four years in August, losing just over 10% of its value in a little more than a week. Fortunately, those losses were almost entirely recovered by the end of the period. Investors had to process the first rate increase from the U.S. Federal Reserve +0.25% in nearly six years, a continued slowing of growth in China and the implications for global economic growth and the impact of commodity prices falling to lows not seen since 2009. During the year, there was significant dispersion in performance across sectors, with consumer discretionary and health care stocks returning 6% while companies within the energy sector fell (23)%. Meanwhile, international stocks fell during the prior year, returning (5.7)%, as measured by the MSCI All Country World ex USA Index (in U.S. Dollar terms). International investment returns in U.S. Dollar terms were negatively impacted by continued strengthening in the U.S. Dollar.

The Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 0.6% for the year ended December 31, 2015. Interest rates rose modestly during 2015, providing some pressure on bond prices. Investors’ appetite for risk declined during the second half of 2015, reflected in the (4.5)% decline in the Barclays U.S. Corporate High Yield Bond Index.

Our foremost goal at AMG Funds is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively-managed, return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2015
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500 Index)	1.38%	15.13%	12.57%
Small Caps	(Russell 2000® Index)	(4.41)%	11.65%	9.19%
International	(MSCI All Country World ex USA Index)	(5.66)%	1.50%	1.06%

Bonds:
Investment Grade	(Barclays U.S. Aggregate Bond Index)	0.55%	1.44%	3.25%
High Yield	(Barclays U.S. Corporate High Yield Bond Index)	(4.47)%	1.69%	5.04%
Tax-exempt	(Barclays Municipal Bond Index)	3.30%	3.16%	5.35%
Treasury Bills	(BofA Merrill Lynch 6-month U.S. Treasury Bill)	0.22%	0.17%	0.19%

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		Beginning	Ending	Expenses
	Expense	Account	Account	Paid
	Ratio for	Value	Value	During
Six Months Ended December 31, 2015	the Period	7/01/15	12/31/15	the Period*
AMG Chicago Equity Partners Balanced Fund
Investor Class
Based on Actual Fund Return	1.09%	$1,000	$994	$5.48
Hypothetical (5% return before expenses)	1.09%	$1,000	$1,020	$5.55
Service Class
Based on Actual Fund Return	0.94%	$1,000	$994	$4.72
Hypothetical (5% return before expenses)	0.94%	$1,000	$1,020	$4.79
Institutional Class
Based on Actual Fund Return	0.84%	$1,000	$994	$4.22
Hypothetical (5% return before expenses)	0.84%	$1,000	$1,021	$4.28
AMG Chicago Equity Partners Small Cap Value Fund**
Investor Class
Based on Actual Fund Return	1.35%	$1,000	$938	$6.58
Hypothetical (5% return before expenses)	1.35%	$1,000	$1,018	$6.86
Service Class
Based on Actual Fund Return	1.06%	$1,000	$940	$5.17
Hypothetical (5% return before expenses)	1.06%	$1,000	$1,020	$5.38
Institutional Class
Based on Actual Fund Return	0.95%	$1,000	$939	$4.64
Hypothetical (5% return before expenses)	0.95%	$1,000	$1,020	$4.84
AMG Managers High Yield Fund
Investor Class
Based on Actual Fund Return	1.15%	$1,000	$932	$5.60
Hypothetical (5% return before expenses)	1.15%	$1,000	$1,019	$5.85
Institutional Class
Based on Actual Fund Return	0.90%	$1,000	$933	$4.39
Hypothetical (5% return before expenses)	0.90%	$1,000	$1,021	$4.58
AMG Managers Intermediate Duration Government Fund
Based on Actual Fund Return	0.89%	$1,000	$1,007	$4.50
Hypothetical (5% return before expenses)	0.89%	$1,000	$1,021	$4.53
AMG Managers Short Duration Government Fund
Based on Actual Fund Return	0.79%	$1,000	$994	$3.97
Hypothetical (5% return before expenses)	0.79%	$1,000	$1,021	$4.02

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), then divided by 365.
**	Commencement of operations was on January 2, 2015.

AMG Chicago Equity Partners Balanced Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2015, the AMG Chicago Equity Partners Balanced Fund (Investor Share Class) (the “Fund”) returned 2.2%, compared to the 1.1% return for its benchmark, which consists of 60% of the return of the Russell 1000® Index and 40% of the return of the Barclays U.S. Aggregate Bond Index. The Fund is managed to emphasize stock selection while also using our proprietary models to adjust size, style and allocation exposures. Our disciplined approach worked well during the year as we added value in stock selection and style tilt toward growth in the equity portfolio, as well as sector allocation toward higher-quality in fixed income. The Fund’s slight overweight position in equities had a neutral effect on relative performance for the year.

EQUITY

Stocks recovered in the fourth quarter, with the S&P 500 rising 7% to finish the year slightly positive at 1%. Small caps didn’t recover quite as much, with the Russell 2000® rising 4% in the quarter, finishing down (4.0)% for the year. Size favored large caps in the quarter and the year, with the Russell 1000® beating the Russell 2000® by 3% in the quarter and around 5% for the year. The style spread was wide in favor of growth for the year, with Russell 1000® Growth beating Russell 1000® Value by 9%, and Russell 2000® Growth beating Russell 2000® Value by 6%. Volatility, as measured by the VIX, initially decreased early in the quarter, but picked up in mid-December, only to retreat the last couple of weeks of the year to finish (18) close to where it started the year (19).

The end of zero-interest-rate policy, economic growth in U.S. and global and the drop in commodities were some of the major concerns for investors in 2015. After passing on a rate hike in the third quarter, the U.S. Federal Reserve (the Fed) finally raised rates in December, shifting the concern over the rate hike start date to how the Fed proceeds in 2016. The U.S. economy plugged along in 2015, the sixth year in a row with around 2% GDP growth, helped by continued improvement in the labor market. Commodities continued to decrease in the quarter, as global demand weakened among solid supply. Despite the backdrop of global weakness and flat U.S. equity returns, M&A set a record year with around $4.6 trillion worth of deals, breaking the 2007 record. Many of the deals occurred in the health care and technology sectors.

The equity portion of the Fund outperformed its benchmark for the year. Our focus on growth over value stocks in 2015 contributed to outperformance as growth stocks outperformed value by more than 900 basis points (“bps”) in the large-cap space and 600 bps in small caps. Our security selection model also added value, with positive performance in three of four factor groups and top-ranked stocks outperforming bottom-ranked counterparts across sectors.

Our research has shown that constructing a well-diversified portfolio of companies with attractive valuation ratios, quality balance sheets and positive growth and momentum expectations, built through a disciplined, risk controlled process, has delivered consistent excess returns. Overall, our philosophy will not change based on short-term trends or conditions in the market. We will continue to use our disciplined approach to provide added value at controlled levels of risk.

We expect equities to perform below long-term equity return averages in the near term. We expect low single digit earnings growth excluding energy to be the primary driver of equity returns. If the market enters a downturn (quality) phase, there is above average potential for multiple contractions and negative equity returns. In terms of alpha, we expect excess returns in line with or above our long-term average of 1% in either an expansion or downturn market phase.

There is somewhat greater risk to this forecast due to continuing global risks, a non-synchronous expansion regime for different global regions, and distortions from central bank accommodation in this environment and related currency movements.

FIXED INCOME

2015 was not a good year for the riskier sectors of the fixed-income markets. While the fourth quarter saw a respite from a 15-month period dominated by weakness in the performance of credit sectors, the combination of poor fundamentals and the anticipation of less accommodative central bank policy resulted in the second consecutive year of negative excess return for the U.S. corporate sector of the Barclays U.S. Aggregate Index relative to duration-equivalent Treasuries.

One area of the investment-grade market hit particularly hard was the BBB-rated industrial sector where several energy components lost over 10% of their market value in 2015 as a result of the significant declines in commodity prices throughout the year. Meanwhile, the high-yield sector of the bond market posted a negative excess return for the year of almost 6% versus U.S. Treasuries.

Spreads on investment-grade credit declined by four bps in the fourth quarter but were wider by 35 bps for the year. Longer-maturity, lower-quality spreads widened more significantly. Interest rates were generally higher in both the fourth quarter and for all of 2015, with the largest increases in shorter maturities. The “flattening” of the yield curve was mostly a function of the anticipation of the December increase in the federal funds overnight rate by the Federal Reserve Open Market Committee. Overall rate increases were modest.

The Barclays U.S. Aggregate Bond Index had a total return of (0.6)% for the fourth quarter and 0.6% for all of 2015. Although modest, the coupon income earned over the full year was enough to offset the year-over-year rate increases. The most significant drag on U.S. Aggregate total returns was the (0.7)% return of the corporate sector of the index. Corporates underperformed Treasuries for the year by 161 bps. The Barclays U.S. Aggregate Bond Index ended 2014 with a yield to maturity of 2.13% and 2015 with a yield of 2.47%.

AMG Chicago Equity Partners Balanced Fund

Portfolio Manager’s Comments (continued)

The underperformance of the credit sectors of the benchmark benefited the fixed-income portion of the Fund in 2015. The Fund’s underweight to credit and emphasis on high quality was a strong positive for relative performance, while a yield disadvantage offset a portion of these gains. Our sector allocation research indicates continued difficulties for the credit-related sectors of the markets. We believe the Fund is well-positioned for an environment of higher volatility and risk avoidance. We continue to believe our positioning is prudent and in line with our stated objectives, and will benefit shareholders.

This commentary reflects the viewpoints of the portfolio manager, Chicago Equity Partners, LLC, as of December 31, 2015 and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Chicago Equity Partners Balanced Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical

$10,000 investment made in the Fund’s Investor Class shares on December 31, 2005 to a $10,000 investment made in the benchmarks for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

AMG Chicago Equity Partners Balanced Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the AMG Chicago Equity Partners Balanced Fund, the Russell 1000® Index and the Barclays U.S. Aggregate Bond Index for the same time periods ended December 31, 2015.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date
AMG Chicago Equity Partners Balanced Fund [2,3,4,5,6,7]
Investor Class	2.19%	8.96%	7.08%	7.85%	01/02/97
Service Class	2.29%	—	—	9.31%	11/30/12
Institutional Class	2.44%	9.24%	7.35%	8.25%	01/02/97
60% Russell 1000® Index8/40% Barclays U.S. Aggregate Bond Index[9]	1.11%	9.06%	6.87%	7.36%	01/02/97	†
Barclays U.S. Aggregate Bond Index[9]	0.55%	3.25%	4.51%	5.45%	01/02/97	†
Russell 1000® Index[8]	0.92%	12.44%	7.40%	7.68%	01/02/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2015. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall. The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors.
[4]	Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments.
[5]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[6]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time. Value stocks may underperform growth stocks during the given periods.
[7]	To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.
[8]	The Russell 1000® Index measures the performance of approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market. The Russell 1000® Index is unmanaged, is not available for investment, and does not incur expenses.
[9]	The Barclays U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. The Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 1000® Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Chicago Equity Partners Balanced Fund

Fund Snapshots (unaudited)

December 31, 2015

PORTFOLIO BREAKDOWN

AMG Chicago Equity Partners
Sector	Balanced Fund**
U.S. Government and Agency Obligations	32.9%
Information Technology	13.8%
Consumer Discretionary	10.5%
Financials	10.2%
Health Care	10.0%
Industrials	8.4%
Consumer Staples	5.7%
Energy	2.4%
Materials	2.1%
Utilities	1.7%
Telecommunication Services	1.1%
Other Assets and Liabilities	1.2%

**	As a percentage of net assets.

TOP TEN HOLDINGS

%of
Security Name	Net Assets
Apple, Inc.*	2.5%
U.S. Treasury Notes, 2.500%, 05/15/24*	2.4
U.S. Treasury Notes, 0.750%, 03/31/18*	2.1
U.S. Treasury Notes, 2.25%, 11/15/24*	2.1
U.S. Treasury Notes, 1.375%, 08/31/20	2.1
U.S. Treasury Notes, 0.875%, 07/15/18	2.1
U.S. Treasury Bonds, 2.750%, 08/15/42*	2.1
U.S. Treasury Notes, 0.875%, 10/15/18	1.7
U.S. Treasury Notes, 1.625%, 07/31/20	1.4
FHLMC Gold Pool, 3.500%, 09/01/45	1.3
Top Ten as a Group	19.8%

*	Top Ten Holdings as of June 30, 2015.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments

December 31, 2015

	Shares	Value
Common Stocks—63.7%
Consumer Discretionary—10.5%
Abercrombie & Fitch Co., Class A	190	$5,130
Amazon.com, Inc.*	3,020	2,041,188
American Axle & Manufacturing Holdings, Inc.*	1,470	27,842
American Eagle Outfitters, Inc.[1]	1,800	27,900
Asbury Automotive Group, Inc.*	470	31,697
Bassett Furniture Industries, Inc.	200	5,016
Belmond, Ltd., Class A*	350	3,325
Big Lots, Inc.	3,760	144,910
Boyd Gaming Corp.*,1	1,435	28,513
Brunswick Corp.	120	6,061
Caleres, Inc.	150	4,023
Callaway Golf Co.	670	6,311
CBS Corp., Class B	4,060	191,348
Columbia Sportswear Co.	20	975
Comcast Corp., Class A	14,640	826,135
Cooper Tire & Rubber Co.	620	23,467
Cooper-Standard Holding, Inc.*	30	2,328
Cracker Barrel Old Country Store, Inc.[1]	20	2,537
Crown Media Holdings, Inc., Class A*	3,330	18,681
Darden Restaurants, Inc.	4,190	266,652
Dave & Buster’s Entertainment, Inc.*	960	40,070
Express, Inc.*	2,605	45,014
Foot Locker, Inc.	6,240	406,162
Francesca’s Holdings Corp.*	550	9,576
G-III Apparel Group, Ltd.*	430	19,032
The Goodyear Tire & Rubber Co.	19,100	623,997
Group 1 Automotive, Inc.	100	7,570
Hasbro, Inc.	3,420	230,371
The Home Depot, Inc.	10,765	1,423,671
Hooker Furniture Corp.	440	11,106
Hyatt Hotels Corp., Class A*	1,700	79,934
The Interpublic Group of Cos., Inc.	28,770	669,766
Isle of Capri Casinos, Inc.*	1,530	21,313
Jarden Corp.*	2,100	119,952
Johnson Controls, Inc.	9,240	364,888
KB Home	270	3,329
Lowe’s Cos., Inc.	4,160	316,326
The Madison Square Garden Co., Class A*	1,137	183,967
McDonald’s Corp.	7,860	928,580
MGM Resorts International*	10,530	239,242
MSG Networks, Inc., Class A*	340	7,072
Nautilus, Inc.*	860	14,379
Netflix, Inc.*	3,320	379,742
Newell Rubbermaid, Inc.	5,230	230,538

	Shares	Value
NIKE, Inc., Class B	12,380	$773,750
Norwegian Cruise Line Holdings, Ltd.*	3,470	203,342
Nutrisystem, Inc.	875	18,935
O’Reilly Automotive, Inc.*	4,460	1,130,253
Outerwall, Inc.[1]	415	15,164
Oxford Industries, Inc.	60	3,829
PetMed Express, Inc.	425	7,284
Pool Corp.	600	48,468
Reading International, Inc., Class A*	730	9,570
Ruth’s Hospitality Group, Inc.	715	11,383
Scholastic Corp.	660	25,450
ServiceMaster Global Holdings, Inc.*	11,050	433,602
Sinclair Broadcast Group, Inc., Class A1	430	13,992
Smith & Wesson Holding Corp.*	710	15,606
Sonic Automotive, Inc., Class A	500	11,380
Staples, Inc.	2,605	24,669
Starbucks Corp.	14,180	851,225
Starwood Hotels & Resorts Worldwide, Inc.	1,610	111,541
Target Corp.	10,335	750,424
Tempur Sealy International, Inc.*	720	50,731
Tenneco, Inc.*	230	10,559
Time Warner, Inc.	1,850	119,640
Ulta Salon Cosmetics & Fragrance, Inc.*	1,690	312,650
Vail Resorts, Inc.	150	19,198
The Walt Disney Co.	13,130	1,379,700
Wolverine World Wide, Inc.	305	5,097
World Wrestling Entertainment, Inc., Class A1	1,620	28,901
Total Consumer Discretionary		16,425,979
Consumer Staples—5.7%
Altria Group, Inc.	7,375	429,299
Brown-Forman Corp., Class B	2,180	216,430
Bunge, Ltd.	3,590	245,125
Cal-Maine Foods, Inc.[1]	100	4,634
Casey’s General Stores, Inc.	255	30,715
Central Garden and Pet Co., Class A*	555	7,548
The Clorox Co.	1,170	148,391
The Coca-Cola Co.	3,705	159,167
Coca-Cola Enterprises, Inc.	2,850	140,334
ConAgra Foods, Inc.	4,570	192,671
Constellation Brands, Inc., Class A	7,915	1,127,413
Costco Wholesale Corp.	200	32,300
Coty, Inc., Class A1	7,870	201,708
Dean Foods Co.[1]	3,480	59,682
Dr. Pepper Snapple Group, Inc.	8,190	763,308
Flowers Foods, Inc.	2,190	47,063
Fresh Del Monte Produce, Inc.	790	30,715

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Consumer Staples—5.7% (continued)
Hormel Foods Corp.	4,120	$325,810
Ingredion, Inc.	2,170	207,973
Kimberly-Clark Corp.	1,070	136,211
The Kroger Co.	19,270	806,064
Molson Coors Brewing Co., Class B	1,140	107,069
Mondelez International, Inc., Class A	5,500	246,620
National Beverage Corp.*	185	8,406
Natural Health Trends Corp.[1]	290	9,724
Omega Protein Corp.*	160	3,552
PepsiCo, Inc.	6,280	627,498
Philip Morris International, Inc.	6,970	612,733
Pilgrim’s Pride Corp.[1]	4,215	93,109
Post Holdings, Inc.*	25	1,542
The Procter & Gamble Co.	5,330	423,255
Reynolds American, Inc.	12,060	556,569
SpartanNash Co.	210	4,544
Universal Corp.[1]	130	7,290
USANA Health Sciences, Inc.*	70	8,942
Village Super Market, Inc., Class A	160	4,216
Walgreens Boots Alliance, Inc.	3,120	265,684
Wal-Mart Stores, Inc.	1,240	76,012
The WhiteWave Foods Co.*	13,430	522,561
Total Consumer Staples		8,891,887
Energy—2.4%
Alon USA Energy, Inc.[1]	1,300	19,292
Cabot Oil & Gas Corp.	8,020	141,874
Cameron International Corp.*	3,500	221,200
Chevron Corp.	7,265	653,559
ConocoPhillips	7,030	328,231
EOG Resources, Inc.	1,000	70,790
Exxon Mobil Corp.	10,755	838,352
Green Plains, Inc.	140	3,206
Hess Corp.	5,490	266,155
Matador Resources Co.*,1	115	2,274
Matrix Service Co.*	710	14,583
McDermott International, Inc.*	1,650	5,528
Murphy Oil Corp.	4,420	99,229
National Oilwell Varco, Inc.	1,420	47,556
Navios Maritime Acquisition Corp.	3,755	11,303
Noble Corp. PLC[1]	11,380	120,059
Nordic American Tankers, Ltd.[1]	260	4,040
Oasis Petroleum, Inc.*,1	1,230	9,065
PDC Energy, Inc.*	305	16,281
Phillips 66	2,645	216,361
QEP Resources, Inc.	10,120	135,608

	Shares	Value
RSP Permian, Inc.*	100	$2,439
Schlumberger, Ltd.	4,270	297,832
Ship Finance International, Ltd.	530	8,782
Teekay Tankers, Ltd., Class A	1,190	8,187
TETRA Technologies, Inc.*	70	526
Valero Energy Corp.	3,580	253,142
Western Refining, Inc.[1]	320	11,398
Total Energy		3,806,852
Financials—9.7%
Access National Corp.[1]	140	2,864
Allied World Assurance Co. Holdings AG	7,460	277,437
The Allstate Corp.	4,370	271,333
Ambac Financial Group, Inc.*	170	2,395
American International Group, Inc.	4,610	285,682
Annaly Capital Management, Inc.	4,900	45,962
ARMOUR Residential REIT, Inc.	1,180	25,677
Ashford Hospitality Trust, Inc.	2,110	13,314
Aspen Insurance Holdings, Ltd.	4,350	210,105
Associated Banc-Corp.	6,940	130,125
Assured Guaranty, Ltd.	8,670	229,148
Axis Capital Holdings, Ltd.	3,130	175,969
BancorpSouth, Inc.	620	14,874
Bank of America Corp.	37,180	625,739
The Bank of New York Mellon Corp.	7,690	316,982
BBCN Bancorp, Inc.	950	16,359
Beneficial Bancorp, Inc.*	2,160	28,771
Berkshire Hathaway, Inc., Class B*	1,560	205,982
Boston Properties, Inc.	1,000	127,540
Cardinal Financial Corp.	220	5,005
Cash America International, Inc.	450	13,478
Cathay General Bancorp	800	25,064
CBL & Associates Properties, Inc.	9,460	117,020
CBRE Group, Inc., Class A*	13,400	463,372
CenterState Banks, Inc.	750	11,738
Chemical Financial Corp.	110	3,770
The Chubb Corp.	2,600	344,864
Citigroup, Inc.	5,020	259,785
CME Group, Inc.	675	61,155
Comerica, Inc.	4,620	193,255
Commerce Bancshares, Inc.	3,118	132,640
CommunityOne Bancorp*	70	943
Cousins Properties, Inc.	580	5,469
Crown Castle International Corp.	5,450	471,153
CubeSmart	1,975	60,474
DCT Industrial Trust, Inc.	80	2,990
DiamondRock Hospitality Co.	530	5,114

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Financials—9.7% (continued)
Eaton Vance Corp.[1]	6,450	$209,174
eHealth, Inc.*	560	5,589
Enterprise Financial Services Corp.	180	5,103
EPR Properties	425	24,841
Equity Lifestyle Properties, Inc.	4,690	312,682
Evercore Partners, Inc., Class A	760	41,093
Everest Re Group, Ltd.	515	94,291
Extra Space Storage, Inc.	4,810	424,290
FactSet Research Systems, Inc.	570	92,665
Federal Agricultural Mortgage Corp., Class C	30	947
First American Financial Corp.	145	5,206
First Defiance Financial Corp.	195	7,367
First Financial Bancorp	780	14,095
First Horizon National Corp.	14,670	213,008
First Industrial Realty Trust, Inc.	130	2,877
First NBC Bank Holding Co.*	40	1,496
First Niagara Financial Group, Inc.	7,270	78,880
Flagstar Bancorp, Inc.*	1,340	30,967
Fox Chase Bancorp, Inc.	80	1,623
Franklin Financial Network, Inc.*	140	4,393
Franklin Resources, Inc.	3,910	143,966
The Goldman Sachs Group, Inc.	1,290	232,497
Government Properties Income Trust[1]	690	10,950
Great Southern Bancorp, Inc.[1]	235	10,636
Great Western Bancorp, Inc.	810	23,506
Hallmark Financial Services, Inc.*	490	5,728
Heartland Financial USA, Inc.	265	8,310
Heritage Insurance Holdings, Inc.	90	1,964
Hersha Hospitality Trust	202	4,396
Highwoods Properties, Inc.	545	23,762
Infinity Property & Casualty Corp.	200	16,446
Interactive Brokers Group, Inc., Class A	3,960	172,656
Intercontinental Exchange, Inc.	330	84,566
INTL. FCStone, Inc.*	1,100	36,806
Investors Real Estate Trust	260	1,807
Iron Mountain, Inc.	2,110	56,991
iStar, Inc.*,1	900	10,557
Janus Capital Group, Inc.	270	3,804
Jones Lang LaSalle, Inc.	1,220	195,029
JPMorgan Chase & Co.	7,208	475,944
KeyCorp	11,060	145,881
Lamar Advertising Co., Class A	8,090	485,238
Lazard, Ltd., Class A	11,070	498,261
LendingTree, Inc.*	185	16,517
Mack-Cali Realty Corp.	1,050	24,518

	Shares	Value
MarketAxess Holdings, Inc.	150	$16,738
McGraw Hill Financial, Inc.	2,220	218,848
Mercantile Bank Corp.	160	3,926
MFA Financial, Inc.	7,470	49,302
MGIC Investment Corp.*,1	4,025	35,541
Morgan Stanley	7,810	248,436
MSCI, Inc.	8,270	596,515
Nasdaq, Inc.	3,810	221,628
New Residential Investment Corp.	400	4,864
NewStar Financial, Inc.*	450	4,041
Northern Trust Corp.	5,600	403,704
Old Second Bancorp, Inc.*	270	2,117
One Liberty Properties, Inc.	385	8,262
Pacific Continental Corp.	140	2,083
Piedmont Office Realty Trust, Inc., Class A	14,300	269,984
Pinnacle Financial Partners, Inc.	305	15,665
Post Properties, Inc.	2,280	134,885
Preferred Bank	320	10,566
PrivateBancorp, Inc.	870	35,687
The Progressive Corp.	9,140	290,652
PS Business Parks, Inc.	400	34,972
Public Storage	1,960	485,492
QCR Holdings, Inc.	240	5,830
RE/MAX Holdings, Inc., Class A	260	9,698
Regional Management Corp.*	210	3,249
RLI Corp.	60	3,705
The RMR Group, Inc., Class A*,1	81	1,167
Selective Insurance Group, Inc.	150	5,037
Senior Housing Properties Trust	8,740	129,702
ServisFirst Bancshares, Inc.	470	22,339
Signature Bank*	1,675	256,895
Simon Property Group, Inc.	1,850	359,714
Sovran Self Storage, Inc.	280	30,047
State Street Corp.	2,800	185,808
Suffolk Bancorp	90	2,552
Sunstone Hotel Investors, Inc.	827	10,329
SunTrust Banks, Inc.	5,655	242,260
SVB Financial Group*	980	116,522
Symetra Financial Corp.	160	5,083
Taubman Centers, Inc.	1,600	122,752
The Travelers Cos., Inc.	2,655	299,643
United Fire Group, Inc.	500	19,155
Universal Insurance Holdings, Inc.[1]	1,565	36,277
US Bancorp	4,235	180,707
Valley National Bancorp[1]	1,290	12,706
Walker & Dunlop, Inc.*	190	5,474

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Financials—9.7% (continued)
Wells Fargo & Co.	8,660	$470,758
Western Alliance Bancorp*	1,490	53,431
WisdomTree Investments, Inc.[1]	1,720	26,970
Total Financials		15,156,588
Health Care—10.0%
Abbott Laboratories	8,690	390,268
AbbVie, Inc.	10,365	614,023
Aetna, Inc.	1,545	167,045
Albany Molecular Research, Inc.*,1	605	12,009
Allergan PLC*	3,090	965,625
AmerisourceBergen Corp.	6,480	672,041
Amgen, Inc.	8,930	1,449,607
AMN Healthcare Services, Inc.*	735	22,822
Amphastar Pharmaceuticals, Inc.*	1,360	19,353
AmSurg Corp.*	25	1,900
Anacor Pharmaceuticals, Inc.*	480	54,226
Anthem, Inc.	1,465	204,280
ARIAD Pharmaceuticals, Inc.*,1	4,490	28,063
Array BioPharma, Inc.*	3,405	14,369
Bio-Rad Laboratories, Inc., Class A*	340	47,144
Bruker Corp.*	4,850	117,710
Cambrex Corp.*	295	13,892
Cardinal Health, Inc.	820	73,201
Catalent, Inc.*	2,255	56,443
Centene Corp.*	7,850	516,609
Cepheid, Inc.*	430	15,708
Chemed Corp.[1]	230	34,454
Cigna Corp.	1,290	188,766
Corcept Therapeutics, Inc.*	640	3,187
Cross Country Healthcare, Inc.*	730	11,965
CryoLife, Inc.	290	3,126
DENTSPLY International, Inc.	3,650	222,102
Dyax Corp.*	670	25,205
Eagle Pharmaceuticals, Inc.*	150	13,300
Edwards Lifesciences Corp.*	7,420	586,032
Eli Lilly & Co.	8,570	722,108
Emergent BioSolutions, Inc.*	540	21,605
Endo International PLC*	3,100	189,782
Exelixis, Inc.*,1	3,090	17,428
Express Scripts Holding Co.*	2,500	218,525
Five Star Quality Care, Inc.*	790	2,512
Gilead Sciences, Inc.	12,255	1,240,083
Globus Medical, Inc., Class A*,1	200	5,564
Greatbatch, Inc.*	35	1,838
Halozyme Therapeutics, Inc.*	1,795	31,107

	Shares	Value
Health Net, Inc.*	5,000	$342,300
Hologic, Inc.*	5,020	194,224
ICU Medical, Inc.*	630	71,051
Illumina, Inc.*	2,930	562,399
INC Research Holdings, Inc., Class A*	280	13,583
Incyte Corp.*	4,780	518,391
Insys Therapeutics, Inc.*,1	525	15,031
Intuitive Surgical, Inc.*	640	349,542
Invacare Corp.	45	783
iRadimed Corp.*	120	3,364
Johnson & Johnson	6,535	671,275
Ligand Pharmaceuticals, Inc.*,1	475	51,500
Mallinckrodt PLC*	4,790	357,478
Masimo Corp.*	675	28,019
McKesson Corp.	230	45,363
Medtronic PLC	2,116	162,763
Merck & Co., Inc.	2,905	153,442
Merrimack Pharmaceuticals, Inc.*,1	2,705	21,370
Mettler-Toledo International, Inc.*	100	33,913
Molina Healthcare, Inc.*,1	770	46,300
Natus Medical, Inc.*	1,155	55,498
Neurocrine Biosciences, Inc.*	65	3,677
NuVasive, Inc.*	375	20,291
Orthofix International NV*	200	7,842
Owens & Minor, Inc.	70	2,519
Pacific Biosciences of California, Inc.*,1	1,430	18,776
Pfizer, Inc.	16,097	519,611
PharMerica Corp.*	80	2,800
PRA Health Sciences, Inc.*	490	22,182
Regeneron Pharmaceuticals, Inc.*	1,270	689,445
Repligen Corp.*	540	15,277
Sarepta Therapeutics, Inc.*,1	190	7,330
Sequenom, Inc.*	10,435	17,113
St. Jude Medical, Inc.	1,910	117,981
STAAR Surgical Co.*,1	210	1,499
STERIS PLC	360	27,122
Stryker Corp.	500	46,470
Sucampo Pharmaceuticals, Inc., Class A*	335	5,792
Synergy Pharmaceuticals, Inc.*	1,525	8,647
Teligent, Inc.*	2,690	23,941
Theravance, Inc.[1]	4,740	49,960
Triple-S Management Corp., Class B*	520	12,433
Ultragenyx Pharmaceutical, Inc.*	25	2,804
United Therapeutics Corp.*	770	120,590
UnitedHealth Group, Inc.	4,420	519,969
Universal Health Services, Inc., Class B	945	112,918

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Health Care—10.0% (continued)
VCA, Inc.*	8,930	$491,150
Waters Corp.*	960	129,197
Zogenix, Inc.*,1	1,100	16,214
Total Health Care		15,706,166
Industrials—6.9%
A. O. Smith Corp.[1]	2,620	200,718
ACCO Brands Corp.*	955	6,809
Actuant Corp., Class A	80	1,917
Acuity Brands, Inc.	2,920	682,696
Aerojet Rocketdyne Holdings, Inc.*	630	9,866
Alaska Air Group, Inc.	2,160	173,902
AMERCO	1,200	467,400
American Woodmark Corp.*	230	18,395
Argan, Inc.	680	22,032
Atlas Air Worldwide Holdings, Inc.*	260	10,748
AZZ, Inc.	230	12,781
The Boeing Co.	5,850	845,852
Briggs & Stratton Corp.	320	5,536
The Brink’s Co.	200	5,772
C.H. Robinson Worldwide, Inc.	740	45,895
Caterpillar, Inc.	1,110	75,436
CBIZ, Inc.*	1,090	10,747
Cintas Corp.	6,680	608,214
Comfort Systems USA, Inc.	810	23,020
Deere & Co.[1]	1,280	97,626
Deluxe Corp.	645	35,178
Dover Corp.	4,210	258,115
Dycom Industries, Inc.*	465	32,531
EMCOR Group, Inc.	220	10,569
Emerson Electric Co.	1,600	76,528
Ennis, Inc.	500	9,625
Federal Signal Corp.	1,035	16,405
FreightCar America, Inc.	920	17,876
GATX Corp.	2,840	120,842
General Cable Corp.	2,445	32,836
General Dynamics Corp.	5,010	688,174
General Electric Co.	24,650	767,848
Global Brass & Copper Holdings, Inc.	1,700	36,210
The Greenbrier Cos., Inc.[1]	520	16,962
Hawaiian Holdings, Inc.*	830	29,324
HD Supply Holdings, Inc.*	12,830	385,285
Heidrick & Struggles International, Inc.	230	6,261
Hertz Global Holdings, Inc.*	14,210	202,208
Hillenbrand, Inc.	340	10,074

	Shares	Value
Honeywell International, Inc.	2,440	$252,711
Illinois Tool Works, Inc.	880	81,558
Insperity, Inc.	260	12,519
Interface, Inc.	1,435	27,466
JetBlue Airways Corp.*	12,725	288,221
John Bean Technologies Corp.	240	11,959
Joy Global, Inc.[1]	3,150	39,722
Kaman Corp.	140	5,713
KBR, Inc.	12,700	214,884
Kennametal, Inc.	5,030	96,576
Kforce, Inc.	635	16,053
Landstar System, Inc.	1,310	76,832
Lawson Products, Inc.*	1,030	24,050
Lincoln Electric Holdings, Inc.	1,050	54,484
LSI Industries, Inc.	110	1,341
Lydall, Inc.*	995	35,303
Masco Corp.	5,590	158,197
The Middleby Corp.*	910	98,162
Moog, Inc., Class A*	150	9,090
MRC Global, Inc.*	1,085	13,996
National Presto Industries, Inc.[1]	100	8,286
Northrop Grumman Corp.	1,900	358,739
PAM Transportation Services, Inc.*	310	8,553
Quanta Services, Inc.*	10,770	218,092
Rockwell Automation, Inc.	2,055	210,864
Roper Technologies, Inc.	670	127,159
SkyWest, Inc.	190	3,614
Snap-on, Inc.	2,660	456,004
Southwest Airlines Co.	7,110	306,157
Spirit AeroSystems Holdings, Inc., Class A*	7,330	367,013
Stanley Black & Decker, Inc.	670	71,509
Steelcase, Inc., Class A	960	14,304
Swift Transportation Co.*,1	275	3,800
Teledyne Technologies, Inc.*	60	5,322
TransDigm Group, Inc.*	2,980	680,781
TriMas Corp.*	260	4,849
Triumph Group, Inc.	4,800	190,800
TrueBlue, Inc.*	530	13,653
Universal Forest Products, Inc.	395	27,006
USA Truck, Inc.*	140	2,443
Virgin America, Inc.*,1	290	10,443
Wabash National Corp.*,1	3,245	38,388
Waste Management, Inc.	2,870	153,172
West Corp.	90	1,941

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials—6.9% (continued)
YRC Worldwide, Inc.*	100	$1,418
Total Industrials		10,881,360
Information Technology—13.8%
Accenture PLC, Class A	4,120	430,540
Activision Blizzard, Inc.	2,030	78,581
Advanced Energy Industries, Inc.*	320	9,034
Advanced Micro Devices, Inc.*	7,500	21,525
Alpha & Omega Semiconductor, Ltd.*	1,125	10,339
Alphabet, Inc., Class A*	720	560,167
Alphabet, Inc., Class C*	741	562,330
Apple, Inc.	37,685	3,966,723
Aspen Technology, Inc.*	850	32,096
Blackbaud, Inc.	70	4,610
Booz Allen Hamilton Holding Corp.	3,205	98,874
Broadcom Corp., Class A	2,570	148,597
Brocade Communications Systems, Inc.	4,210	38,648
CDK Global, Inc.	6,160	292,415
CDW Corp.	7,440	312,778
Cirrus Logic, Inc.*	350	10,336
Cisco Systems, Inc.	3,740	101,560
Citrix Systems, Inc.*	8,220	621,843
Cognizant Technology Solutions Corp., Class A*	2,585	155,152
Cohu, Inc.	1,030	12,432
Convergys Corp.	160	3,982
CoreLogic, Inc.*	8,910	301,693
Cray, Inc.*	890	28,881
CSG Systems International, Inc.	600	21,588
DST Systems, Inc.	640	72,998
EarthLink Holdings Corp.	790	5,870
Electronic Arts, Inc.*	5,625	386,550
ePlus, Inc.*	95	8,860
Euronet Worldwide, Inc.*	765	55,409
Facebook, Inc., Class A*	15,995	1,674,037
Fairchild Semiconductor International, Inc.*	220	4,556
FireEye, Inc.*,1	14,200	294,508
First Solar, Inc.*	3,210	211,828
Fleetmatics Group PLC*,1	360	18,284
Gigamon, Inc.*	725	19,263
Global Payments, Inc.	7,100	458,021
Globant, S.A.*	400	15,004
The Hackett Group, Inc.	1,120	17,998
Heartland Payment Systems, Inc.	160	15,171
Hewlett Packard Enterprise Co.	6,910	105,032
HP, Inc.	6,850	81,104
II-VI, Inc.*	760	14,106

	Shares	Value
Imperva, Inc.*	640	$40,518
Infinera Corp.*,1	345	6,251
Integrated Device Technology, Inc.*	1,735	45,717
InterDigital, Inc.	260	12,750
International Business Machines Corp.	870	119,729
Intuit, Inc.	900	86,850
IPG Photonics Corp.*,1	7,030	626,795
Ixia*	715	8,887
IXYS Corp.	660	8,336
j2 Global, Inc.	120	9,878
Jabil Circuit, Inc.	6,575	153,132
Juniper Networks, Inc.	30,060	829,656
KLA-Tencor Corp.	6,990	484,756
Lam Research Corp.	3,450	273,999
Leidos Holdings, Inc.	5,445	306,336
Littelfuse, Inc.	200	21,402
LogMeln, Inc.*	405	27,176
Manhattan Associates, Inc.*	950	62,862
Maxim Integrated Products, Inc.	8,160	310,080
Microsoft Corp.	30,255	1,678,547
Motorola Solutions, Inc.	4,670	319,662
Multi-Fineline Electronix, Inc.*	1,445	29,883
NeoPhotonics Corp.*	3,150	34,209
NETGEAR, Inc.*	440	18,440
NeuStar, Inc., Class A*,1	2,040	48,899
NIC, Inc.	330	6,494
Oclaro, Inc.*	1,400	4,872
OSI Systems, Inc.*	35	3,103
Palo Alto Networks, Inc.*	4,980	877,177
Paycom Software, Inc.*	1,120	42,146
Paylocity Holding Corp.*	540	21,897
Pegasystems, Inc.	85	2,338
RetailMeNot, Inc.*	210	2,083
RingCentral, Inc., Class A*	370	8,725
Sabre Corp.	10,280	287,532
Sanmina Corp.*	805	16,567
Seagate Technology PLC	1,610	59,023
ServiceNow, Inc.*	5,920	512,435
Silicon Laboratories, Inc.*	30	1,456
Stamps.com, Inc.*	185	20,278
SunPower Corp.*,1	2,990	89,730
Sykes Enterprises, Inc.*	320	9,850
SYNNEX Corp.	180	16,187
Tableau Software, Inc., Class A*	2,750	259,105
Take-Two Interactive Software, Inc.*	1,360	47,382
Tech Data Corp.*	395	26,220

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology—13.8% (continued)
Tessera Technologies, Inc.	795	$23,858
Texas Instruments, Inc.	13,070	716,367
Total System Services, Inc.	3,940	196,212
Tyler Technologies, Inc.*	285	49,681
VeriSign, Inc.*,1	440	38,438
Visa, Inc., Class A	11,130	863,132
Web.com Group, Inc.*	430	8,604
Xerox Corp.	17,020	180,923
Xilinx, Inc.	10,720	503,518
Total Information Technology		21,743,406
Materials—2.1%
AEP Industries, Inc.*	205	15,816
Air Products & Chemicals, Inc.	1,580	205,574
Ashland, Inc.	1,810	185,887
Avery Dennison Corp.	2,230	139,732
Cabot Corp.	6,080	248,550
Celanese Corp., Series A	5,710	384,454
Chemtura Corp.*	1,965	53,586
Cliffs Natural Resources, Inc.*	5,290	8,358
Commercial Metals Co.	970	13,279
Crown Holdings, Inc.*	2,930	148,551
The Dow Chemical Co.	5,660	291,377
Greif, Inc., Class A	720	22,183
Innospec, Inc.	235	12,763
LyondellBasell Industries N.V., Class A	9,240	802,956
Newmont Mining Corp.	4,320	77,717
Rayonier Advanced Materials, Inc.	260	2,545
Ryerson Holding Corp.*,1	430	2,008
Schweitzer-Mauduit International, Inc.	35	1,470
Sealed Air Corp.	14,865	662,979
Stepan Co.	100	4,969
Trinseo, S.A.*	675	19,035
Total Materials		3,303,789
Telecommunication Services—1.1%
AT&T, Inc.	32,620	1,122,454
Atlantic Tele-Network, Inc.	30	2,347
CenturyLink, Inc.	7,830	197,003
FairPoint Communications, Inc.*,1	620	9,963
IDT Corp., Class B	655	7,637
Shenandoah Telecommunications Co.	500	21,525
Verizon Communications, Inc.	9,390	434,006
Total Telecommunication Services		1,794,935
Utilities—1.5%
American States Water Co.	615	25,799

	Shares	Value
American Water Works Co, Inc.	6,495	$388,076
Artesian Resources Corp., Class A	80	2,216
Atlantic Power Corp.	390	768
CenterPoint Energy, Inc.	21,885	401,809
Chesapeake Utilities Corp.	220	12,485
Cleco Corp.	90	4,699
IDACORP, Inc.	380	25,840
Middlesex Water Co.	235	6,237
New Jersey Resources Corp.	420	13,843
Ormat Technologies, Inc.	355	12,947
PPL Corp.	4,180	142,663
Public Service Enterprise Group, Inc.	6,010	232,527
Questar Corp.	25,900	504,532
Vectren Corp.	11,295	479,134
WGL Holdings, Inc.	440	27,716
Total Utilities		2,281,291
Total Common Stocks (cost $97,218,741)		99,992,253

	Principal Amount
Corporate Bonds and Notes—2.2%
Financials—0.5%
General Electric Capital Corp.,
2.900%, 01/09/17[1]	$80,000	81,345
MTN, 1.000%, 01/08/16	55,000	55,001
MTN, Series A, 6.750%, 03/15/32	35,000	45,805
US Bancorp, MTN, 2.200%, 04/25/19	135,000	136,052
Visa, Inc., Series, 2.200%, 12/14/20	175,000	174,796
Wells Fargo & Co.,
2.625%, 12/15/16	110,000	111,510
MTN, 1.400%, 09/08/17	265,000	264,763
Total Financials		869,272
Industrials—1.5%
The Boeing Co., 2.350%, 10/30/21	209,000	207,317
Burlington Northern Santa Fe LLC, 4.700%, 10/01/19	35,000	37,884
Caterpillar Financial Services Corp., MTN, 1.000%, 11/25/16	65,000	65,025
Colgate-Palmolive Co., MTN, 1.750%, 03/15/19	70,000	70,188
Exxon Mobil Corp., 0.921%, 03/15/17	85,000	84,917
Johnson & Johnson, 0.700%, 11/28/16	80,000	79,869
McDonald’s Corp., MTN, 6.300%, 10/15/37	130,000	152,977

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials—1.5% (continued)
Medtronic, Inc., 0.875%, 02/27/17	$40,000	$39,865
PepsiCo, Inc.,
2.500%, 05/10/16	90,000	90,553
Series 1, 1.000%, 10/13/17	100,000	99,505
Pfizer, Inc., 6.200%, 03/15/19	85,000	95,667
Philip Morris International, Inc., 1.625%, 03/20/17[1]	350,000	352,133
Union Pacific Corp., 3.646%, 02/15/24	115,000	120,165
United Parcel Service, Inc., 6.200%, 01/15/38	170,000	218,483
Verizon Communications, Inc., 2.625%, 02/21/20	288,000	289,282
Wal-Mart Stores, Inc., 6.500%, 08/15/37	200,000	258,826
The Walt Disney Co., 1.350%, 08/16/16	75,000	75,210
Total Industrials		2,337,866
Utilities—0.2%
Consolidated Edison Co. of New York, Inc.,
Series 08-B, 6.750%, 04/01/38	95,000	122,694
Dominion Resources, Inc., 4.450%, 03/15/21	45,000	47,674
Georgia Power Co., 5.400%, 06/01/40	35,000	36,959
TransCanada PipeLines, Ltd., 3.800%, 10/01/20	90,000	91,898
Total Utilities		299,225
Total Corporate Bonds and Notes (cost $3,507,635)		3,506,363
U.S. Government and Agency Obligations—32.9%
Federal Home Loan Mortgage Corporation—7.9%
FHLMC,
0.875%, 02/22/17	340,000	339,880
1.375%, 05/01/20 [1]	140,000	137,926
FHLMC Gold Pool,
2.500%, 07/01/28 to 10/01/30	679,106	686,696
3.000%, 01/01/29 to 07/01/45	3,045,810	3,070,147
3.500%, 03/01/42 to 09/01/45	4,215,570	4,344,381
4.000%, 08/01/43 to 09/01/45	2,212,599	2,340,569
4.500%, 02/01/39 to 03/01/44	727,598	785,249
5.000%, 07/01/35 to 07/01/41	611,557	671,715
5.500%, 04/01/38 to 01/01/39	72,921	81,192
Total Federal Home Loan Mortgage Corporation		12,457,755
Federal National Mortgage Association—4.0%
FNMA,
0.875%, 12/20/17 to 05/21/18	530,000	525,985

	Principal Amount	Value
1.875%, 02/19/19	$355,000	$359,927
2.000%, 01/01/30	77,358	76,057
2.500%, 04/01/28	197,427	200,101
2.625%, 09/06/24	235,000	237,757
3.000%, 03/01/42 to 08/01/43	758,505	760,787
3.500%, 11/01/25 to 07/01/43	749,840	779,406
4.000%, 12/01/21 to 11/01/44	932,098	988,536
4.500%, 06/01/39 to 09/01/43	1,319,018	1,427,649
5.000%, 09/01/33 to 10/01/41	518,431	572,546
5.500%, 02/01/35 to 05/01/39	265,377	296,627
Total Federal National Mortgage Association		6,225,378
U.S. Treasury Obligations—21.0%
U.S. Treasury Bonds,
2.750%, 08/15/42	3,470,000	3,317,917
3.125%, 11/15/41	1,415,000	1,462,397
U.S. Treasury Notes,
0.625%, 12/15/16 to 02/15/17	2,120,000	2,115,964
0.750%, 12/31/17 to 03/31/18	4,915,000	4,874,976
0.875%, 07/15/18 to 10/15/18	6,070,000	6,010,517
1.375%, 05/31/20 to 08/31/20	4,725,000	4,652,098
1.625%, 07/31/20	2,260,000	2,249,405
1.875%, 11/30/21	815,000	811,753
2.250%, 11/15/24	3,360,000	3,358,817
2.500%, 05/15/24	3,635,000	3,714,941
3.125%, 05/15/21	445,000	473,360
Total U.S. Treasury Obligations		33,042,145
Total U.S. Government and Agency Obligations (cost $51,977,911)		51,725,278

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Short-Term Investments—3.5%
Repurchase Agreements—1.4%[2]
Cantor Fitzgerald Securities, Inc., dated 12/31/15, due 01/04/16, 0.340%, total to be received $1,000,038 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/15/16 - 09/01/49,totaling $1,020,000)	$1,000,000	$1,000,000
Daiwa Capital Markets America, dated 12/31/15, due 01/04/16, 0.350%, total to be received $1,000,039 (collateralized by various U.S. Government Agency Obligations, 0.000% - 7.500%, 01/21/16 - 02/01/49, totaling $1,020,000)	1,000,000	1,000,000
Nomura Securities International, Inc., dated 12/31/15, due 01/04/16, 0.330%, total to be received $205,657 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/15/16 -12/20/65 totaling $209,762)	205,649	205,649
Total Repurchase Agreements		2,205,649

	Shares	Value
Other Investment Companies—2.1%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.26%	3,212,096	$3,212,096
Total Short-Term Investments (cost $5,417,745)		5,417,745
Total Investments—102.3% (cost $158,122,032)		160,641,639
Other Assets, less Liabilities—(2.3)%		(3,658,616)
Net Assets—100.0%		$156,983,023

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Small Cap Value Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2015, the AMG Chicago Equity Partners Small Cap Value (Service Share Class) (the “Fund”) returned (5.8)%, compared to the (7.5)% return for its benchmark, the Russell 2000® Value Index. The Fund is managed to emphasize stock selection while neutralizing size, style and sector exposure. Our disciplined approach worked well relative to the benchmark over the last twelve months as our top ranked stocks outperformed the lower ranked stocks.

MARKET ENVIRONMENT

Stocks recovered in the fourth quarter, with the Russell 2000® Value Index up 2.9% for the quarter, but returning (7.5)% for the year. Size favored large caps in the quarter and the year, with the Russell 1000® beating the Russell 2000® by 3% in the quarter and around 5% for the year. From a style perspective, growth outperformed value across the size spectrum both in the fourth quarter and for 2015. The style spread was wide in favor of growth for the year, with Russell 2000® Growth beating Russell 2000® Value by 6%, and Russell 1000® Growth beating Russell 1000® Value by 9%. Therefore, the market segment with lowest return was small-cap value.

PERFORMANCE REVIEW

After tracking the benchmark for the first half of 2015, the Fund recorded one of its best excess returns in the third quarter. We saw a typical reversal in performance with the beginning of the fourth quarter, but to a much lesser extent versus the prior quarter’s outperformance. Over the last year, the Momentum factors provided the best information across all sectors, and the Growth factors were strong in cyclicals and energy sectors. The Value and Quality factor groups were more muted and did not provide as much information. However, the Fund had positive security selection in seven of the ten sectors. As a result, the Fund outperformed its benchmark in 2015.

OUTLOOK

Our research has shown that constructing a well-diversified portfolio of companies with attractive valuation ratios, quality balance sheets and positive growth and momentum expectations, built through a disciplined, risk controlled process has delivered consistent excess returns. Overall, our philosophy will not change based on short-term trends or conditions in the market. We will continue to use our disciplined approach to provide added value at controlled levels of risk.

We expect equities to perform below long-term equity return averages in the near term. We expect low single digit earnings growth excluding energy to be the primary driver of equity returns. If the market enters a downturn (quality) phase, there is above-average potential for multiple contractions and negative equity returns. In terms of alpha, we expect the Fund to outperform in either an expansion or downturn market phase. There is somewhat greater risk to this forecast due to continuing global risks, a non-synchronous expansion regime for different global regions and distortions from central bank accommodation in this environment and related currency movements.

This commentary reflects the viewpoints of the portfolio manager, Chicago Equity Partners, LLC, as of December 31, 2015 and is not intended as a forecast or guarantee of future results.

AMG Chicago Equity Partners Small Cap Value Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Chicago Equity Partners Small Cap Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the Fund’s Service Class shares on December 31, 2014 to a $10,000 investment made in the benchmark for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Chicago Equity Partners Small Cap Value Fund and the Russell 2000® Value Index for the same time periods ended December 31, 2015.

	One	Since	Inception
Average Annual Total Returns[1]	Year	Inception	Date
AMG Chicago Equity Partners Small Cap Value Fund [2,3,4,5,6]
Investor Class	(6.10)%	(6.10)%	12/31/14
Service Class	(5.77)%	(5.77)%	12/31/14
Institutional Class	(5.69)%	(5.69)%	12/31/14
Russell 2000® Value Index[7]	(7.47)%	(7.47)%	12/31/14	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2015. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings history and a reliance on one or a limited number of products. The stocks of small capitalization companies may experience greater price volatility than those of larger, more established companies.
[4]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[5]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.
[6]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time. Value stocks may underperform growth stocks during given periods.
[7]	The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2000® Value Index is unmanaged, is not available for investment and does not incur expenses.

The Russell 2000® Value Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

18

AMG Chicago Equity Partners Small Cap Value Fund

Fund Snapshots (unaudited)

December 31, 2015

PORTFOLIO BREAKDOWN

	AMG Chicago Equity Partners Small Cap	Russell 2000®
Sector	Value Fund**	Value Index
Financials	43.8%	43.8%
Industrials	14.2%	11.6%
Information Technology	10.7%	10.8%
Utilities	7.4%	7.4%
Consumer Discretionary	7.4%	10.1%
Health Care	4.7%	4.6%
Energy	4.2%	4.4%
Consumer Staples	3.9%	3.3%
Materials	2.8%	3.1%
Telecommunication Services	0.6%	0.9%
Other Assets and Liabilities	0.3%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

%of
Security Name	Net Assets
PrivateBancorp, Inc.*	2.2%
PS Business Parks, Inc.	1.7
Flagstar Bancorp, Inc.	1.7
American States Water Co.	1.6
IDACORP, Inc.	1.6
ARMOUR Residential REIT, Inc.	1.6
Cathay General Bancorp	1.5
EPR Properties	1.5
Mack-Cali Realty Corp.	1.5
WGL Holdings, Inc.	1.5
Top Ten as a Group	16.4%

*	Top Ten Holdings as of June 30, 2015.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Chicago Equity Partners Small Cap Value Fund

Schedule of Portfolio Investments

December 31, 2015

	Shares	Value
Common Stocks—99.7%
Consumer Discretionary—7.4%
Abercrombie & Fitch Co., Class A1	1,460	$39,420
American Eagle Outfitters, Inc.[1]	4,910	76,105
Bassett Furniture Industries, Inc.	1,480	37,118
Belmond, Ltd., Class A*	3,180	30,210
Caleres, Inc.	1,130	30,307
Callaway Golf Co.	4,810	45,310
Columbia Sportswear Co.	140	6,826
Cooper Tire & Rubber Co.	3,280	124,148
Cooper-Standard Holding, Inc.*	260	20,173
Crown Media Holdings, Inc., Class A*	7,615	42,720
Express, Inc.*	4,230	73,094
Group 1 Automotive, Inc.	745	56,396
Hooker Furniture Corp.	1,830	46,189
Isle of Capri Casinos, Inc.*	3,310	46,108
KB Home	2,130	26,263
Reading International, Inc., Class A*	1,800	23,598
Ruth’s Hospitality Group, Inc.	550	8,756
Scholastic Corp.	3,060	117,994
Sonic Automotive, Inc., Class A	3,730	84,895
Total Consumer Discretionary		935,630
Consumer Staples—3.9%
Central Garden and Pet Co., Class A*	2,140	29,104
Dean Foods Co.[1]	8,445	144,832
Fresh Del Monte Produce, Inc.	4,085	158,825
Ingles Markets, Inc., Class A	10	441
Omega Protein Corp.*	1,090	24,198
Post Holdings, Inc.*	230	14,191
SpartanNash Co.	1,630	35,273
Universal Corp.	920	51,594
Village Super Market, Inc., Class A	1,220	32,147
Total Consumer Staples		490,605
Energy—4.2%
Alon USA Energy, Inc.	4,510	66,928
Green Plains, Inc.	1,080	24,732
Matrix Service Co.*	4,160	85,446
McDermott International, Inc.*	12,560	42,076
Navios Maritime Acquisition Corp.	22,100	66,521
Nordic American Tankers, Ltd.[1]	1,750	27,195
Oasis Petroleum, Inc.*,1	4,390	32,354
PDC Energy, Inc.*	2,050	109,429
RSP Permian, Inc.*	810	19,756
Teekay Tankers, Ltd., Class A	9,060	62,333

	Shares	Value
TETRA Technologies, Inc.*	560	$4,211
Triangle Petroleum Corp.*	70	54
Total Energy		541,035
Financials—43.8%
Access National Corp.	1,060	21,688
Ambac Financial Group, Inc.*	1,340	18,881
ARMOUR Residential REIT, Inc.	9,185	199,866
Ashford Hospitality Trust, Inc.	16,440	103,736
BancorpSouth, Inc.	4,820	115,632
BBCN Bancorp, Inc.	7,405	127,514
Beneficial Bancorp, Inc.*	13,860	184,615
Cardinal Financial Corp.	1,560	35,490
Cash America International, Inc.	3,510	105,124
Cathay General Bancorp	6,240	195,499
CenterState Banks, Inc.	5,790	90,613
Chemical Financial Corp.	950	32,556
CommunityOne Bancorp*	500	6,735
Cousins Properties, Inc.	4,490	42,341
CubeSmart	5,070	155,243
DCT Industrial Trust, Inc.	480	17,938
DiamondRock Hospitality Co.	3,790	36,574
Enterprise Financial Services Corp.	1,410	39,974
EPR Properties	3,275	191,424
Federal Agricultural Mortgage Corp., Class C	230	7,261
First American Financial Corp.	1,120	40,208
First Defiance Financial Corp.	1,550	58,559
First Financial Bancorp	6,070	109,685
First Industrial Realty Trust, Inc.	960	21,245
First NBC Bank Holding Co.*	410	15,330
Flagstar Bancorp, Inc.*	9,300	214,923
Fox Chase Bancorp, Inc.	540	10,957
Franklin Financial Network, Inc.*	1,080	33,890
Government Properties Income Trust[1]	5,250	83,318
Great Southern Bancorp, Inc.	1,840	83,278
Great Western Bancorp, Inc.	6,230	180,795
Hallmark Financial Services, Inc.*	1,080	12,625
Heartland Financial USA, Inc.	2,080	65,229
Heritage Insurance Holdings, Inc.	700	15,274
Hersha Hospitality Trust	1,591	34,620
Highwoods Properties, Inc.	4,250	185,300
Infinity Property & Casualty Corp.	1,520	124,990
INTL. FCStone, Inc.*	4,500	150,570
Investors Real Estate Trust	1,850	12,858
iStar, Inc.*	6,910	81,054

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Small Cap Value Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Financials—43.8% (continued)
Janus Capital Group, Inc.	2,140	$30,153
Mack-Cali Realty Corp.	8,150	190,302
Mercantile Bank Corp.	1,230	30,184
MGIC Investment Corp.*,1	17,900	158,057
New Residential Investment Corp.	3,115	37,878
NewStar Financial, Inc.*	1,150	10,327
Old Second Bancorp, Inc.*	2,090	16,386
One Liberty Properties, Inc.	1,440	30,902
Pacific Continental Corp.	1,080	16,070
Pinnacle Financial Partners, Inc.	2,400	123,264
Preferred Bank	2,480	81,890
PrivateBancorp, Inc.	6,770	277,705
PS Business Parks, Inc.	2,485	217,264
RE/MAX Holdings, Inc., Class A	1,910	71,243
Regional Management Corp.*	1,620	25,061
RLI Corp.	430	26,552
The RMR Group, Inc., Class A*,1	57	817
Selective Insurance Group, Inc.	1,160	38,953
ServisFirst Bancshares, Inc.	3,570	169,682
Suffolk Bancorp	710	20,128
Sunstone Hotel Investors, Inc.	6,390	79,811
Symetra Financial Corp.	1,230	39,077
United Fire Group, Inc.	3,910	149,792
Universal Insurance Holdings, Inc.	7,240	167,823
Valley National Bancorp	9,590	94,462
Walker & Dunlop, Inc.*	1,400	40,334
Western Alliance Bancorp*	4,410	158,143
Total Financials		5,565,672
Health Care—4.7%
AmSurg Corp.*	240	18,240
Anacor Pharmaceuticals, Inc.*	475	53,661
Cross Country Healthcare, Inc.*	1,410	23,110
CryoLife, Inc.	2,290	24,686
Five Star Quality Care, Inc.*	6,210	19,748
Greatbatch, Inc.*	260	13,650
ICU Medical, Inc.*	970	109,397
Invacare Corp.	340	5,913
Merrimack Pharmaceuticals, Inc.*	4,625	36,538
Orthofix International NV*	1,500	58,815
Owens & Minor, Inc.	720	25,906
PharMerica Corp.*	630	22,050
Theravance, Inc.[1]	8,360	88,114
Triple-S Management Corp., Class B*	3,900	93,249
Total Health Care		593,077

	Shares	Value
Industrials—14.2%
ACCO Brands Corp.*	7,420	$52,905
Actuant Corp., Class A	730	17,491
Aerojet Rocketdyne Holdings, Inc.*	1,210	18,949
ArcBest Corp.	10	214
Argan, Inc.	2,660	86,184
Atlas Air Worldwide Holdings, Inc.*	2,010	83,093
Briggs & Stratton Corp.	2,450	42,385
CBIZ, Inc.*	8,350	82,331
Deluxe Corp.	2,430	132,532
Dycom Industries, Inc.*	340	23,786
EMCOR Group, Inc.	1,740	83,590
Ennis, Inc.	3,880	74,690
Federal Signal Corp.	7,800	123,630
FreightCar America, Inc.	3,570	69,365
Global Brass & Copper Holdings, Inc.	4,110	87,543
Heidrick & Struggles International, Inc.	1,800	48,996
Kaman Corp.	1,030	42,034
Lawson Products, Inc.*	1,160	27,086
LSI Industries, Inc.	980	11,946
Lydall, Inc.*	3,620	128,438
Moog, Inc., Class A*	1,170	70,902
MRC Global, Inc.*	8,200	105,780
National Presto Industries, Inc.	760	62,974
PAM Transportation Services, Inc.*	1,415	39,040
SkyWest, Inc.	1,520	28,910
Teledyne Technologies, Inc.*	440	39,028
TriMas Corp.*	1,940	36,181
Universal Forest Products, Inc.	2,245	153,491
West Corp.	740	15,962
YRC Worldwide, Inc.*	930	13,187
Total Industrials		1,802,643
Information Technology—10.7%
Advanced Energy Industries, Inc.*	1,740	49,120
Advanced Micro Devices, Inc.*	18,390	52,779
Alpha & Omega Semiconductor, Ltd.*	3,360	30,878
Cohu, Inc.	4,960	59,867
Comtech Telecommunications Corp.	10	201
Convergys Corp.	1,240	30,864
CSG Systems International, Inc.	420	15,112
ePlus, Inc.*	710	66,215
Fairchild Semiconductor International, Inc.*	1,565	32,411
II-VI, Inc.*	1,930	35,821
IXYS Corp.	2,120	26,776
Multi-Fineline Electronix, Inc.*	6,890	142,485

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Small Cap Value Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology—10.7% (continued)
NeoPhotonics Corp.*	5,550	$60,273
NETGEAR, Inc.*	2,030	85,077
NeuStar, Inc., Class A*,1	5,530	132,554
Oclaro, Inc.*	9,950	34,626
OSI Systems, Inc.*	160	14,186
RetailMeNot, Inc.*	1,470	14,582
Sanmina Corp.*	4,175	85,922
Sykes Enterprises, Inc.*	2,490	76,642
SYNNEX Corp.	720	64,750
Take-Two Interactive Software, Inc.*	2,990	104,172
Tech Data Corp.*	1,750	116,165
Tessera Technologies, Inc.	1,125	33,761
Total Information Technology		1,365,239
Materials—2.8%
Commercial Metals Co.	7,255	99,321
Greif, Inc., Class A	2,740	84,419
Innospec, Inc.	1,790	97,215
Rayonier Advanced Materials, Inc.	1,610	15,762
Ryerson Holding Corp.*	3,090	14,430
Schweitzer-Mauduit International, Inc.	280	11,757
Stepan Co.	695	34,535
Total Materials		357,439
Telecommunication Services—0.6%
Atlantic Tele-Network, Inc.	270	21,122
IDT Corp., Class B	2,420	28,217
Shenandoah Telecommunications Co.	780	33,579
Total Telecommunication Services		82,918
Utilities—7.4%
American States Water Co.	4,780	200,521
Artesian Resources Corp., Class A	610	16,897
Atlantic Power Corp.	2,990	5,890
Chesapeake Utilities Corp.	1,660	94,205

	Shares	Value
Cleco Corp.	820	$42,812
IDACORP, Inc.	2,940	199,920
Middlesex Water Co.	1,670	44,322
New Jersey Resources Corp.	3,370	111,075
Ormat Technologies, Inc.	920	33,552
WGL Holdings, Inc.	2,990	188,340
Total Utilities		937,534
Total Common Stocks (cost $12,865,125)		12,671,792

	Principal Amount
Short-Term Investments—4.4%
Repurchase Agreements—3.4%[2]
HSBC Securities USA Inc., dated 12/31/15, due 01/04/16, 0.290%, total to be received $65,726 (collateralized by a U.S. Government Agency Obligation, 3.000%, 11/15/44,totaling $67,039)	$65,724	65,724
RBC Capital Markets LLC, dated 12/31/15, due 01/04/16, 0.280%, total to be received $372,446 (collateralized by various U.S. Government Agency Obligations, 0.000% - 7.000%, 04/20/25 - 03/20/65,totaling $379,883)	372,434	372,434
Total Repurchase Agreements		438,158

	Shares
Other Investment Companies—1.0%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.26%	126,146	126,146
Total Short-Term Investments (cost $564,304)		564,304
Total Investments—104.1% (cost $13,429,429)		13,236,096
Other Assets, less Liabilities—(4.1)%		(525,912)
Net Assets—100.0%		$12,710,184

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

The AMG Managers High Yield Fund (Investor Class Shares) (the “Fund”) returned (4.8)% for the year ended December 31, 2015, compared with (4.5)% for the Barclays U.S. Corporate High Yield Bond Index (the Index).

MARKET RECAP

Sentiment within high yield eroded in 2015 on continued global growth uncertainty, geopolitical turmoil, further declines in energy and commodity-related prices and deteriorating technicals. The result of this challenging year was a (4.6)% annual return (as measured by the BAML US High Yield Master II Constrained Index) for high yield, which lagged five-year Treasuries (GA05), +1.5%; Emerging Markets (EMCB), 1.1%; U.S. Aggregate (D0A0), 0.6%; and high-grade credit (C0A0), (0.6)%. Negative returns for high yield were posted in six of the last seven months of the year and the annual return for 2015 was the first negative occurrence in a non-recessionary period. High yield spreads widened a dramatic 193 basis points (bps) for the 12-month period, closing the year at 697 bps. For the same period, yields rose from 6.65% at December 31, 2014, to 8.77%.

Higher quality outperformed dramatically as double-Bs returned (1.2)%, besting single-Bs, (4.7)%, and CCCs, (15.8)%, for the year. Not surprisingly, energy (23.6%) and metals and mining (26.2%) were the worst sector performers, while consumer goods (6.4%) and banking (5.6%) were top sector performers. Big and liquid names (as measured by the Barclays Very Liquid Index) underperformed for the year, posting a return of (5.3)%, trailing the broader high yield market by 65 bps.

2015 new high yield issuance totaled $293 billion, 18% below last year’s issuance tally. Issuers were of better quality overall but acquisition and general corporate purpose use of proceeds increased significantly versus previous years and were more than 50% of new issuance in 2015. With periods of market volatility and declining risk appetites, technicals were challenging and full-year outflows for U.S. high yield mutual funds totaled $13.4 billion.

The default rate moved lower over the year to 1.82% as Caesars Entertainment dropped from the trailing 12-month par-weighted rate. Excluding energy and metals and mining, the default rate dropped further to 0.30% but will likely increase in 2016, largely driven by commodity-related issuers.

PERFORMANCE AND POSITIONING

The Fund slightly underperformed the Index for the year due to security selection in the independent energy, telecommunications and retailers sectors. Specifically, relative weightings in Sprint Corporation, Claire’s Stores, Legacy Reserves/ Finance and Breitburn Energy Partners hindered results for the year. Alternatively, relative contributions from security selection in the metals and mining, oil field services and consumer products sectors enhanced performance in 2015. The largest contributors came from relative weightings in HCA, First Data Corporation, Reichhold and Caesars Entertainment Corporation.

Compared to the Index at year end, the Fund was overweight in technology, consumer products and gaming due to our view of the relative value opportunities within those sectors. The Fund was underweight in banking/financials, metals and mining and home construction because we have not found these sectors compelling due to challenging fundamental outlooks or rich valuations. Relative to the Index at year end, the Fund’s spread and yield are lower and the duration of the Fund remains slightly shorter than that of the Index.

MARKET OUTLOOK

The impact on global growth from the slowdown in China, coupled with commodity-induced weakness, has increased global recessionary risks. Despite these headwinds, we expect the majority of high yield issuers to maintain solid fundamentals with reasonable growth in revenues and cash flows. We believe broader market high yield spreads are very attractive and overly discount recessionary risks in the developed markets. We expect defaults to increase to 2.5-3.5% in 2016 driven largely by commodity-related issuers. Commodity-related security prices have moved aggressively lower to reflect the reality of current energy prices for a longer period of time. For the vast majority of the high yield market, the decline in oil is a benefit to either end-demand or cost inputs and should be supportive of fundamentals. However, weak technicals and increased economic uncertainty have contributed to broadening performance pressure away from the energy and commodity-related sectors. New issue activity has slowed due to broader market volatility and commodity markets pressure. Acquisition and general corporate purposes use of proceeds are now more than 50% of new issue volume. As central bank policies develop and if global growth concerns continue, we expect episodes of volatility to persist while dispersion of returns among individual issuers, industry sectors and rating buckets will increase. Spread and performance volatility may also continue around technical pressures resulting from retail fund flows. We believe our current Fund portfolio positioning and our fundamental research, bottom-up-oriented style should allow us to take advantage of market opportunities.

This commentary reflects the viewpoints of the Fund’s subadvisor, JP Morgan Asset Management as of December 31, 2015 and is not intended as a forecast or guarantee of future results.

AMG Managers High Yield Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers High Yield Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the Fund’s Investor Class shares on December 31, 2005 to a $10,000 investment made in the Barclays U.S. Corporate High Yield Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers High Yield Fund and the Barclays U.S. Corporate High Yield Bond Index for the same time periods ended December 31, 2015.

	One	Five	Ten
Average Annual Total Returns[1]	Year	Years	Years
AMG Managers High Yield Fund [2,3,4,5,6,7]
Investor Class	(4.77)%	4.42%	5.66%
Institutional Class	(4.56)%	4.67%	5.95%
Barclays U.S. Corporate High Yield Bond Index[8]	(4.47)%	5.04%	6.96%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2015. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	Fixed income funds are subject to risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay their creditors. Changing interest rates may adversely affect the value of a fixed income investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[4]	The Fund holds securities in which the issuer of the security may default or otherwise be unable to honor a financial obligation. The Fund holds securities rated below investment grade that are especially susceptible to this risk. These issuers may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.
[5]	A short term redemption fee of 2% will be charged on shares held for less than 90 days.
[6]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
[7]	To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.
[8]	The Barclays U.S. Corporate High Yield Bond Index is a total return performance benchmark for fixed income securities having a maximum quality rating of Ba1 (as determined by Moody’s Investors Service, Inc.). Unlike the Fund, the Barclays U.S. Corporate High Yield Bond Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers High Yield Fund

Fund Snapshots (unaudited)

December 31, 2015

PORTFOLIO BREAKDOWN

AMG Managers
Sector	High Yield Fund**
Industrials	85.4%
Financials	6.3%
Floating Rate Senior Loan Interests	4.3%
Utilities	1.1%
Other Assets and Liabilities	2.9%

** As a percentage of net assets.

AMG Managers
Rating	High Yield Fund***
Baa	3.5%
Ba	34.3%
B	46.4%
Caa & lower	11.0%
N/R	4.8%

***	As a percentage of market value of preferred and fixed-income securities.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
HCA, Inc., 7.500%, 02/15/22*	1.6%
First Data Corp., 5.750%, 01/15/24	1.5
Sprint Corp., 7.875%, 09/15/23*	1.4
Sprint Capital Corp., 8.750%, 03/15/32*	1.1
Caesars Entertainment Operating Co., Inc., 9.000%, 02/15/20*	1.1
Clear Channel Worldwide Holdings, Inc., Series B, 6.500%, 11/15/22*	1.1
Intelsat Jackson Holdings SA, 7.250%, 10/15/20*	1.1
HCA, Inc., 5.375%, 02/01/25*	1.0
Valeant Pharmaceuticals International, Inc., 7.500%, 07/15/21*	1.0
Serta Simmons Bedding LLC, 8.125%, 10/01/20	0.8

Top Ten as a Group	11.7%

*	Top Ten Holdings as of June 30, 2015.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers High Yield Fund

Schedule of Portfolio Investments

December 31, 2015

	Principal Amount	Value
Corporate Bonds and Notes—92.5%
Financials—6.3%
Ally Financial, Inc.,
3.500%, 01/27/19	$75,000	$74,156
4.625%, 05/19/22	80,000	80,600
4.625%, 03/30/25[1]	135,000	133,650
5.125%, 09/30/24	35,000	35,962
5.750%, 11/20/25	40,000	40,600
Bank of America Corp., Series K, 8.000%, 07/29/49[4,5]	165,000	168,094
Chinos Intermediate Holdings A, Inc., (7.750% Cash or 8.500% PIK), 7.750%, 05/01/19 (a)[6]	60,000	15,300
CIT Group, Inc.,
3.875%, 02/19/19	100,000	99,750
5.500%, 02/15/19 (a)	120,000	125,700
Cogent Communications Finance, Inc., 5.625%, 04/15/21 (a)	90,000	83,925
Communications Sales & Leasing, Inc. / CSL Capital LLC, 8.250%, 10/15/23	100,000	85,000
Corrections Corp. of America,
4.125%, 04/01/20	50,000	49,750
4.625%, 05/01/23	110,000	106,700
5.000%, 10/15/22	25,000	25,000
Equinix, Inc.,
5.375%, 01/01/22	25,000	25,750
5.750%, 01/01/25	20,000	20,550
5.875%, 01/15/26	25,000	25,812
General Motors Financial Co., Inc.,
3.450%, 04/10/22	5,000	4,803
4.250%, 05/15/23	30,000	29,721
International Lease Finance Corp.,
4.625%, 04/15/21	25,000	25,688
5.875%, 04/01/19	185,000	196,562
6.250%, 05/15/19	40,000	42,950
Interval Acquisition Corp., 5.625%, 04/15/23 (a)	65,000	64,838
Newfield Exploration Co., 5.750%, 01/30/22	35,000	31,150
Serta Simmons Bedding LLC, 8.125%, 10/01/20 (a)	235,000	246,750
Vanguard Natural Resources LLC / VNR Finance Corp., 7.875%, 04/01/20	50,000	13,500
Total Financials		1,852,261
Industrials—85.1%
1011778 BC ULC / New Red Finance, Inc., 6.000%, 04/01/22 (a)	70,000	72,275
21st Century Oncology, Inc., 11.000%, 05/01/23 (a)	65,000	50,375
ACCO Brands Corp., 6.750%, 04/30/20	110,000	113,850
ACI Worldwide, Inc., 6.375%, 08/15/20 (a)	50,000	51,687

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials—85.1% (continued)
The ADT Corp.,
3.500%, 07/15/22	$95,000	$85,500
6.250%, 10/15/21[1]	10,000	10,495
AECOM,
5.750%, 10/15/22	20,000	20,675
5.875%, 10/15/24	25,000	25,594
Aerojet Rocketdyne Holdings, Inc., 7.125%, 03/15/21	125,000	130,625
Air Medical Merger Sub Corp., 6.375%, 05/15/23 (a)	70,000	62,650
Aircastle, Ltd., 5.125%, 03/15/21	20,000	20,600
Alere, Inc.,
6.375%, 07/01/23 (a)[1]	30,000	28,125
6.500%, 06/15/20	20,000	19,300
Allegion PLC, 5.875%, 09/15/23	15,000	15,338
Allegion US Holding Co., Inc., 5.750%, 10/01/21	30,000	30,525
Altice Luxembourg, S.A., 7.750%, 05/15/22 (a)	200,000	181,000
AMC Entertainment, Inc., 5.750%, 06/15/25	85,000	85,637
American Axle & Manufacturing, Inc.,
6.250%, 03/15/21	25,000	25,969
6.625%, 10/15/22	55,000	57,750
American Energy-Permian Basin LLC / AEPB Finance Corp.,
7.125%, 11/01/20 (a)	20,000	7,625
7.375%, 11/01/21 (a)	40,000	15,800
8.000%, 06/15/20 (a)	35,000	26,075
Amkor Technology, Inc.,
6.375%, 10/01/22[1]	125,000	122,031
6.625%, 06/01/21	60,000	59,775
Anixter, Inc., 5.500%, 03/01/23 (a)	80,000	80,600
Antero Resources Corp.,
5.125%, 12/01/22	20,000	15,300
5.375%, 11/01/21	40,000	32,200
6.000%, 12/01/20	15,000	12,600
Apex Tool Group LLC, 7.000%, 02/01/21 (a)	25,000	19,375
Ardagh Packaging Finance PLC, 9.125%, 10/15/20 (a)	200,000	206,500
Argos Merger Sub, Inc., 7.125%, 03/15/23 (a)	175,000	173,950
Ashland, Inc., 4.750%, 08/15/22 (b)	195,000	190,369
Ashtead Capital, Inc., 6.500%, 07/15/22 (a)	35,000	36,662
Aspect Software, Inc., 10.625%, 05/15/17[7]	80,000	62,800
Associated Materials LLC / AMH New Finance, Inc., 9.125%, 11/01/17	40,000	27,800
Atwood Oceanics, Inc., 6.500%, 02/01/20	75,000	40,500

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials—85.1% (continued)
Audatex North America, Inc., 6.000%, 06/15/21 (a)	$150,000	$151,688
Avaya, Inc., 7.000%, 04/01/19 (a)	115,000	85,675
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.,
5.125%, 06/01/22 (a)	10,000	9,912
5.500%, 04/01/23[1]	95,000	95,594
B&G Foods, Inc., 4.625%, 06/01/21	55,000	54,656
Belden, Inc., 5.500%, 09/01/22 (a)	85,000	82,238
Berry Petroleum Co. LLC, 6.375%, 09/15/22	20,000	4,950
Berry Plastics Corp., 6.000%, 10/15/22 (a)	20,000	20,450
Blackboard, Inc., 7.750%, 11/15/19 (a)	75,000	65,250
Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.125%, 11/15/22 (a)	75,000	52,125
Bombardier, Inc.,
7.500%, 03/15/25 (a)	105,000	74,025
7.750%, 03/15/20 (a)	40,000	32,500
BreitBurn Energy Partners, L.P. / BreitBurn Finance Corp.,
7.875%, 04/15/22	40,000	7,400
8.625%, 10/15/20	70,000	14,350
Bumble Bee Holding, Inc., 9.000%, 12/15/17 (a)	110,000	111,650
Caesars Entertainment Operating Co., Inc.,
8.500%, 02/15/20[1,8]	125,000	95,625
9.000%, 02/15/20[8]	490,000	374,727
11.250%, 06/01/17[8]	115,000	86,825
California Resources Corp.,
6.000%, 11/15/24	20,000	6,150
8.000%, 12/15/22 (a)	52,000	27,495
Carrizo Oil & Gas, Inc., 6.250%, 04/15/23	20,000	16,300
CCO Holdings LLC / CCO Holdings Capital Corp.,
5.125%, 05/01/23 (a)	115,000	115,288
5.375%, 05/01/25 (a)[1]	120,000	119,700
6.625%, 01/31/22	65,000	68,656
CCOH Safari LLC, 5.750%, 02/15/26 (a)	130,000	130,650
Central Garden & Pet Co., 6.125%, 11/15/23	40,000	40,600
CenturyLink, Inc.,
Series T, 5.800%, 03/15/22	60,000	55,215
Series W, 6.750%, 12/01/23	215,000	202,369
The Chemours Co.,
6.625%, 05/15/23 (a)[1]	65,000	45,825
7.000%, 05/15/25 (a)	20,000	13,700
Chesapeake Energy Corp.,
3.571%, 04/15/19 (01/15/16)[9]	15,000	4,238

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials—85.1% (continued)
Chesapeake Energy Corp.,
8.000%, 12/15/22 (a)[1]	$102,000	$50,490
Cinemark USA, Inc.,
4.875%, 06/01/23	25,000	24,469
7.375%, 06/15/21	80,000	84,500
Claire’s Stores, Inc.,
8.875%, 03/15/19	70,000	16,800
9.000%, 03/15/19 (a)	145,000	88,450
Clean Harbors, Inc., 5.250%, 08/01/20	85,000	87,125
Clear Channel Worldwide Holdings, Inc.,
6.500%, 11/15/22	85,000	82,344
Series A, 7.625%, 03/15/20	55,000	50,256
Series B, 6.500%, 11/15/22	325,000	318,094
Series B, 7.625%, 03/15/20	155,000	143,762
CNH Industrial Capital LLC,
3.625%, 04/15/18	30,000	29,685
4.375%, 11/06/20	35,000	33,075
Cogent Communications Group, Inc., 5.375%, 03/01/22 (a)	70,000	68,425
CommScope Technologies Finance LLC, 6.000%, 06/15/25 (a)	75,000	72,375
CommScope, Inc.,
5.000%, 06/15/21 (a)	30,000	28,875
5.500%, 06/15/24 (a)	35,000	33,381
Comstock Resources, Inc., 10.000%, 03/15/20 (a)[1]	80,000	37,200
Concho Resources, Inc., 5.500%, 04/01/23	5,000	4,650
CONSOL Energy, Inc., 5.875%, 04/15/22[1]	30,000	18,750
Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp.,
6.125%, 03/01/22	10,000	7,000
6.250%, 04/01/23 (a)	35,000	24,588
CSI Compressco L.P. / Compressco Finance, Inc., 7.250%, 08/15/22	20,000	14,900
Dana Holding Corp.,
5.375%, 09/15/21	25,000	24,906
5.500%, 12/15/24	55,000	53,625
6.000%, 09/15/23	60,000	60,450
6.750%, 02/15/21	25,000	25,781
DaVita HealthCare Partners, Inc., 5.000%, 05/01/25	70,000	67,725
Denali Borrower LLC / Denali Finance Corp., 5.625%, 10/15/20 (a)	100,000	105,000
Denbury Resources, Inc.,
4.625%, 07/15/23	55,000	17,978
5.500%, 05/01/22	95,000	32,013

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials—85.1% (continued)
DISH DBS Corp.,
5.000%, 03/15/23	$175,000	$152,250
5.875%, 07/15/22	205,000	191,675
5.875%, 11/15/24	80,000	71,400
6.750%, 06/01/21	175,000	176,750
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp., 8.125%, 06/15/21 (a)	155,000	137,950
DreamWorks Animation SKG, Inc., 6.875%, 08/15/20 (a)	109,000	107,910
Energizer Holdings, Inc., 5.500%, 06/15/25 (a)	75,000	70,688
Entegris, Inc., 6.000%, 04/01/22 (a)	65,000	66,056
EP Energy LLC / Everest Acquisition Finance, Inc.,
7.750%, 09/01/22	65,000	33,475
9.375%, 05/01/20	170,000	109,225
EV Energy Partners, L.P. / EV Energy Finance Corp., 8.000%, 04/15/19	90,000	45,450
FGI Operating Co. LLC / FGI Finance, Inc., 7.875%, 05/01/20	110,000	79,750
First Data Corp.,
5.750%, 01/15/24 (a)	440,000	434,500
7.000%, 12/01/23 (a)	90,000	90,225
8.750%, 01/15/22 (a)	118,000	123,440
Frontier Communications Corp.,
6.250%, 09/15/21	20,000	17,050
6.875%, 01/15/25	35,000	28,962
10.500%, 09/15/22 (a)	70,000	69,912
11.000%, 09/15/25 (a)	185,000	183,612
Gardner Denver, Inc., 6.875%, 08/15/21 (a)	40,000	30,800
GCI, Inc., 6.750%, 06/01/21	90,000	91,800
General Cable Corp., 5.750%, 10/01/22 (b)	95,000	73,625
General Motors Co., 4.875%, 10/02/23	140,000	143,872
The Geo Group, Inc., 5.875%, 01/15/22	135,000	133,650
The Goodyear Tire & Rubber Co.,
5.125%, 11/15/23	35,000	36,050
6.500%, 03/01/21	40,000	42,200
8.750%, 08/15/20	65,000	77,512
Great Lakes Dredge & Dock Corp., 7.375%, 02/01/19	120,000	112,200
The Gymboree Corp., 9.125%, 12/01/18	75,000	17,625
H&E Equipment Services, Inc., 7.000%, 09/01/22[1]	90,000	88,650
Halcon Resources Corp.,
8.625%, 02/01/20 (a)	20,000	13,875
13.000%, 02/15/22 (a)[1]	106,000	36,570
HCA Holdings, Inc., 6.250%, 02/15/21	20,000	21,250

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials—85.1% (continued)
HCA, Inc.,
5.250%, 04/15/25	$25,000	$25,250
5.375%, 02/01/25	305,000	301,569
5.875%, 02/15/26	100,000	100,625
7.500%, 02/15/22	430,000	478,375
HD Supply, Inc., 5.250%, 12/15/21 (a)	40,000	40,950
HealthSouth Corp.,
5.750%, 11/01/24	25,000	23,969
5.750%, 09/15/25 (a)	30,000	28,050
5.750%, 11/01/24 (a)	5,000	4,794
7.750%, 09/15/22	30,000	31,350
The Hertz Corp.,
5.875%, 10/15/20[1]	80,000	82,900
6.250%, 10/15/22[1]	75,000	78,000
7.375%, 01/15/21[1]	80,000	83,400
Hexion, Inc.,
6.625%, 04/15/20	255,000	199,538
8.875%, 02/01/18	80,000	56,800
Hiland Partners, L.P. / Hiland Partners Finance Corp., 7.250%, 10/01/20 (a)	55,000	55,619
The Hillman Group, Inc., 6.375%, 07/15/22 (a)	70,000	58,450
Hill-Rom Holdings, Inc., 5.750%, 09/01/23 (a)	35,000	35,875
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 5.625%, 10/15/21	40,000	41,650
HRG Group, Inc., 7.750%, 01/15/22 (a)	15,000	14,756
Huntsman International LLC,
4.875%, 11/15/20[1]	100,000	91,750
5.125%, 11/15/22 (a)[1]	75,000	67,875
iHeartCommunications, Inc.,
9.000%, 03/01/21	105,000	73,631
10.625%, 03/15/23	45,000	31,680
INEOS Group Holdings, S.A., 5.875%, 02/15/19 (a)[1]	200,000	194,750
Infinity Acquisition LLC / Infinity Acquisition Finance Corp., 7.250%, 08/01/22 (a)	60,000	51,900
Infor Software Parent LLC / Infor Software Parent, Inc., (7.125% Cash or 7.875% PIK), 7.125%, 05/01/21 (a)[6]	115,000	83,519
Infor US, Inc., 6.500%, 05/15/22 (a)	185,000	156,788
Informatica LLC, 7.125%, 07/15/23 (a)	90,000	81,900
Intelsat Jackson Holdings S.A.,
5.500%, 08/01/23	110,000	86,900
6.625%, 12/15/22	55,000	35,338
7.250%, 04/01/19	50,000	46,125
7.250%, 10/15/20	355,000	312,400
7.500%, 04/01/21	35,000	30,625

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials—85.1% (continued)
Intelsat Luxembourg, S.A., 7.750%, 06/01/21	$105,000	$49,612
International Game Technology PLC, 6.500%, 02/15/25 (a)	200,000	176,500
inVentiv Health, Inc.,
9.000%, 01/15/18 (a)	105,000	107,888
10.000%, 08/15/18 (b)	35,000	33,865
inVentiv Health, Inc., (10.000% Cash or 12.000% PIK), 10.000%, 08/15/18 (a)[6]	50,562	48,160
Iron Mountain, Inc., 6.000%, 08/15/23	70,000	72,712
Isle of Capri Casinos, Inc., 5.875%, 03/15/21	60,000	61,500
J.C. Penney Corp., Inc., 6.375%, 10/15/36	90,000	56,025
Jack Cooper Holdings Corp., 10.250%, 06/01/20 (a), (b)	120,000	100,200
James Hardie International Finance, Ltd., 5.875%, 02/15/23 (a)	20,000	20,500
JCH Parent, Inc., (10.500% Cash or 11.250% PIK), 10.500%, 03/15/19 (a)[6]	44,031	27,299
Kindred Healthcare, Inc.,
8.000%, 01/15/20	60,000	56,400
8.750%, 01/15/23	35,000	32,331
Kinetic Concepts, Inc. / KCI USA, Inc., 10.500%, 11/01/18 (b)	150,000	146,625
KLX, Inc., 5.875%, 12/01/22 (a)	90,000	85,950
Kratos Defense & Security Solutions, Inc., 7.000%, 05/15/19	69,000	47,351
Laredo Petroleum, Inc., 5.625%, 01/15/22	35,000	30,625
Lear Corp., 5.250%, 01/15/25	65,000	66,462
Legacy Reserves, L.P. / Legacy Reserves Finance Corp.,
6.625%, 12/01/21	40,000	8,600
8.000%, 12/01/20	70,000	15,050
Level 3 Communications, Inc., 5.750%, 12/01/22	60,000	61,500
Level 3 Financing, Inc.,
5.125%, 05/01/23 (a)	30,000	29,888
5.375%, 01/15/24 (a)	40,000	40,300
5.375%, 05/01/25 (a)	45,000	44,944
Linn Energy LLC / Linn Energy Finance Corp.,
7.750%, 02/01/21	90,000	13,500
8.625%, 04/15/20[1]	10,000	1,762
12.000%, 12/15/20 (a)	25,000	12,750
LSB Industries, Inc., 7.750%, 08/01/19	104,000	86,840
LTF Merger Sub, Inc., 8.500%, 06/15/23 (a)	90,000	86,400
Magnachip Semiconductor Corp., 6.625%, 07/15/21 (b)	105,000	73,894
Mallinckrodt International Finance, S.A. / Mallinckrodt CB LLC,
4.875%, 04/15/20 (a)	25,000	24,188
5.500%, 04/15/25 (a)	35,000	32,375
5.625%, 10/15/23 (a)	40,000	38,200
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance, 9.750%, 04/01/21 (b)	55,000	58,575

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials—85.1% (continued)
MEG Energy Corp.,
6.375%, 01/30/23 (a)	$75,000	$51,750
7.000%, 03/31/24 (a)	100,000	71,500
Memorial Production Partners, L.P. / Memorial Production Finance Corp.,
6.875%, 08/01/22	30,000	9,150
7.625%, 05/01/21	80,000	24,400
MGM Resorts International,
5.250%, 03/31/20	155,000	154,225
6.000%, 03/15/23[1]	160,000	159,200
6.750%, 10/01/20	20,000	20,650
7.750%, 03/15/22	190,000	202,588
Micron Technology, Inc.,
5.250%, 01/15/24 (a)	90,000	79,425
5.500%, 02/01/25	35,000	30,538
5.875%, 02/15/22	10,000	9,762
Midcontinent Communications & Midcontinent Finance Corp., 6.875%, 08/15/23 (a)	85,000	86,488
MPLX L.P.,
4.875%, 12/01/24 (a)	30,000	27,075
4.875%, 06/01/25 (a)	115,000	103,500
5.500%, 02/15/23 (a)	85,000	74,800
Neiman Marcus Group, Ltd. LLC, 8.000%, 10/15/21 (a)	40,000	29,800
Neiman Marcus Group, Ltd. LLC (8.750% Cash or 9.500% PIK), 8.750%, 10/15/21 (a)[6]	80,000	50,000
Neptune Finco Corp., 10.875%, 10/15/25 (a)	200,000	210,000
Nexeo Solutions LLC / Nexeo Solutions Finance Corp., 8.375%, 03/01/18	75,000	70,688
Nexstar Broadcasting, Inc.,
6.125%, 02/15/22 (a)	25,000	24,562
6.875%, 11/15/20	120,000	123,150
The Nielsen Co. Luxembourg SARL, 5.500%, 10/01/21 (a)	40,000	41,150
Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22 (a)	65,000	64,431
Noranda Aluminum Acquisition Corp., 11.000%, 06/01/19	35,000	5,162
Numericable-SFR SAS, 6.000%, 05/15/22 (a)	200,000	194,500
NXP B.V. / NXP Funding LLC, 5.750%, 02/15/21 (a)	200,000	208,750
Oasis Petroleum, Inc., 6.875%, 03/15/22	85,000	54,825
Omega US Sub LLC, 8.750%, 07/15/23 (a)	75,000	69,562
Orbital ATK, Inc., 5.250%, 10/01/21	60,000	60,600
Oshkosh Corp.,
5.375%, 03/01/22	45,000	45,225
5.375%, 03/01/25	20,000	19,700
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.625%, 02/15/24	15,000	15,469
Party City Holdings, Inc., 6.125%, 08/15/23 (a)[1]	50,000	48,750

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials—85.1% (continued)
Peabody Energy Corp.,
6.250%, 11/15/21	$85,000	$12,112
6.500%, 09/15/20	15,000	2,138
Petco Animal Supplies, Inc., 9.250%, 12/01/18 (a)	110,000	113,025
Plantronics, Inc., 5.500%, 05/31/23 (a)	45,000	44,888
Post Holdings, Inc.,
6.000%, 12/15/22 (a)	50,000	49,188
6.750%, 12/01/21 (a)	10,000	10,225
7.375%, 02/15/22	140,000	146,475
7.750%, 03/15/24 (a)[1]	75,000	78,750
8.000%, 07/15/25 (a)	45,000	47,812
Quebecor Media, Inc., 5.750%, 01/15/23	180,000	182,025
Quebecor World, Escrow, 6.500%, 08/01/27*,7,8	165,000	433
Qwest Capital Funding, Inc., 7.750%, 02/15/31	65,000	55,412
Radio Systems Corp., 8.375%, 11/01/19 (a)	105,000	109,200
Rain CII Carbon LLC / CII Carbon Corp., 8.000%, 12/01/18 (a)	30,000	25,875
Range Resources Corp., 4.875%, 05/15/25 (a)	45,000	34,369
Regal Entertainment Group,
5.750%, 03/15/22	55,000	55,206
5.750%, 06/15/23	10,000	10,000
Regency Energy Partners, L.P. / Regency Energy Finance Corp.,
5.000%, 10/01/22	35,000	31,049
5.500%, 04/15/23[1]	45,000	40,575
5.875%, 03/01/22	20,000	18,875
Reichhold Holdings International B.V.,
12.000%, 03/13/17[7]	82,609	82,609
15.000%, 03/13/17[7]	52,671	52,671
Reichhold Industries, Inc., (9.000% Cash or 11.000% PIK), 9.000%, 05/08/17[6,7,8]	88,947	—
Reichhold LLC, 12.000%, 03/13/17[7]	35,000	35,000
Rentech Nitrogen Partners, L.P. / Rentech Nitrogen Finance Corp., 6.500%, 04/15/21 (a)	40,000	39,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu,
5.750%, 10/15/20	145,000	147,855
9.000%, 04/15/19	230,000	227,125
RHP Hotel Properties, L.P. / RHP Finance Corp., 5.000%, 04/15/21	75,000	76,688
Rite Aid Corp., 6.125%, 04/01/23 (a)	110,000	114,262
Riverbed Technology Inc., 8.875%, 03/01/23 (a)	100,000	92,875
RSI Home Products, Inc., 6.500%, 03/15/23 (a)	105,000	108,675
RSP Permian, Inc., 6.625%, 10/01/22	15,000	13,875
Sabine Pass Liquefaction LLC,
5.625%, 03/01/25 (a)	25,000	21,250

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials—85.1% (continued)
Sabine Pass Liquefaction LLC,
5.750%, 05/15/24	$100,000	$87,500
6.250%, 03/15/22	100,000	93,000
Sabre GLBL, Inc.,
5.250%, 11/15/23 (a)	35,000	34,781
5.375%, 04/15/23 (a)	70,000	70,000
Sally Holdings LLC / Sally Capital, Inc., 5.625%, 12/01/25	30,000	30,450
Sanchez Energy Corp., 6.125%, 01/15/23[1]	55,000	29,975
SandRidge Energy, Inc., 8.125%, 10/15/22	70,000	8,050
SBA Telecommunications, Inc., 5.750%, 07/15/20	45,000	46,969
The Scotts Miracle-Gro Co., 6.000%, 10/15/23 (a)	40,000	41,900
Sensata Technologies BV, 5.000%, 10/01/25 (a)	20,000	19,600
Service Corp. International, 7.500%, 04/01/27	115,000	133,975
Sinclair Television Group, Inc.,
5.375%, 04/01/21	85,000	85,531
6.125%, 10/01/22	40,000	41,000
Sirius XM Radio, Inc.,
4.625%, 05/15/23 (a)	25,000	24,594
5.375%, 04/15/25 (a)	85,000	85,744
5.750%, 08/01/21 (a)[1]	105,000	108,544
6.000%, 07/15/24 (a)	40,000	41,900
SM Energy Co.,
5.625%, 06/01/25	30,000	19,875
6.125%, 11/15/22[1]	10,000	7,400
6.500%, 01/01/23	10,000	7,400
Spectrum Brands, Inc., 5.750%, 07/15/25 (a)	30,000	30,900
Sprint Capital Corp.,
6.875%, 11/15/28	15,000	10,500
8.750%, 03/15/32	435,000	327,338
Sprint Corp.,
7.250%, 09/15/21	50,000	37,860
7.625%, 02/15/25	125,000	91,875
7.875%, 09/15/23	535,000	403,122
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.,
4.125%, 11/15/19	20,000	16,750
6.750%, 03/15/24 (a)	55,000	47,025
TEGNA, Inc.,
4.875%, 09/15/21 (a)	15,000	15,075
5.500%, 09/15/24 (a)	45,000	45,112

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials—85.1% (continued)
Tempur Sealy International, Inc.,
5.625%, 10/15/23 (a)	$60,000	$60,900
6.875%, 12/15/20	60,000	63,150
Tenet Healthcare Corp.,
4.500%, 04/01/21	10,000	9,800
4.750%, 06/01/20	70,000	70,700
6.000%, 10/01/20	60,000	63,450
6.750%, 06/15/23[1]	245,000	227,697
8.125%, 04/01/22	220,000	220,550
Terex Corp.,
6.000%, 05/15/21	140,000	129,500
6.500%, 04/01/20	60,000	58,050
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp.,
5.875%, 10/01/20	83,000	79,680
6.125%, 10/15/21	20,000	19,100
6.250%, 10/15/22 (a)	20,000	19,050
Time, Inc., 5.750%, 04/15/22 (a)	80,000	73,400
T-Mobile USA, Inc.,
6.500%, 01/15/26	65,000	65,779
6.633%, 04/28/21	45,000	46,800
6.731%, 04/28/22	210,000	219,450
TransDigm, Inc., 6.500%, 05/15/25 (a)	60,000	58,350
Trinidad Drilling, Ltd., 7.875%, 01/15/19 (a)	80,000	70,800
Triumph Group, Inc., 4.875%, 04/01/21	80,000	64,850
UCI International LLC, 8.625%, 02/15/19	115,000	40,250
Ultra Petroleum Corp., 6.125%, 10/01/24 (a)	50,000	11,625
United Rentals North America, Inc.,
6.125%, 06/15/23	40,000	41,100
7.625%, 04/15/22	100,000	107,370
United States Cellular Corp., 6.700%, 12/15/33	50,000	45,000
Valeant Pharmaceuticals International, Inc.,
5.875%, 05/15/23 (a)	235,000	210,912
6.125%, 04/15/25 (a)	135,000	120,825
6.750%, 08/15/21 (a)	100,000	97,000
7.250%, 07/15/22 (a)	130,000	127,725
7.500%, 07/15/21 (a)	280,000	280,700
Videotron, Ltd., 5.375%, 06/15/24 (a)	35,000	35,262
Vista Outdoor, Inc., 5.875%, 10/01/23 (a)	35,000	36,050
Whiting Petroleum Corp.,
1.250%, 04/01/20 (a)	25,000	17,125

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials—85.1% (continued)
Whiting Petroleum Corp.,
5.750%, 03/15/21[1]	$105,000	$77,070
6.250%, 04/01/23[1]	50,000	36,250
Williams Partners, L.P. / ACMP Finance Corp., 6.125%, 07/15/22	60,000	56,833
Wind Acquisition Finance, S.A., 7.375%, 04/23/21 (a)	200,000	189,500
Windstream Services LLC,
6.375%, 08/01/23	55,000	39,806
7.500%, 06/01/22	60,000	46,275
7.500%, 04/01/23	15,000	11,360
7.750%, 10/01/21	230,000	182,131
WMG Acquisition Corp.,
5.625%, 04/15/22 (a)	20,000	19,350
6.000%, 01/15/21 (a)	56,000	56,560
WPX Energy, Inc.,
5.250%, 09/15/24	25,000	16,625
8.250%, 08/01/23	85,000	68,212
WR Grace & Co., 5.625%, 10/01/24 (a)	10,000	10,138
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.500%, 03/01/25 (a)[1]	150,000	134,250
XPO Logistics, Inc., 6.500%, 06/15/22 (a)	80,000	74,300
Zayo Group LLC / Zayo Capital, Inc.,
6.000%, 04/01/23	75,000	71,250
6.375%, 05/15/25	60,000	55,950
Zebra Technologies Corp., 7.250%, 10/15/22	140,000	146,650
ZF North America Capital, Inc., 4.750%, 04/29/25 (a)	175,000	167,344
Total Industrials		25,052,752
Utilities—1.1%
AES Corp.,
4.875%, 05/15/23	25,000	22,000
7.375%, 07/01/21	125,000	128,125
Dynegy, Inc.,
7.375%, 11/01/22	80,000	70,000
7.625%, 11/01/24[1]	40,000	34,392
NRG Energy, Inc.,
6.250%, 07/15/22	40,000	34,280
7.875%, 05/15/21	45,000	42,412
Total Utilities		331,209
Total Corporate Bonds and Notes (cost $30,752,578)		27,236,222

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Floating Rate Senior Loan Interests—4.3%[9]
21st Century Oncology Holdings, Inc., Tranche B Term Loan, 6.500%, 04/30/22 (03/31/16)	$99,500	$84,575
American Energy—Marcelus, LLC, Initial Loan (First Lien), 5.250%, 08/04/20 (02/05/16)	65,000	17,631
Bway Intermediate Company, Inc., Initial Term Loan,
5.500%, 08/14/20 (02/22/16)	58,697	56,838
5.500%, 08/14/20 (03/07/16)	2,664	2,580
7.000%, 08/14/20 (01/28/16)	2,664	2,580
CD&R Millennium Holdco. 6 S.A.R.L. (Mauser Holdings), Initial Term Loan (Second Lien), 8.750%, 07/31/22 (01/29/16)	70,000	63,000
Clear Channel Communications, Inc., Term Loan D, 7.174%, 01/30/19 (01/29/16)	34,927	24,624
Evergreen Skills LUX S.A R.L., Initial Term Loan (First Lien), 5.750%, 04/28/21 (01/29/16)	98,750	77,025
Evergreen Skills LUX S.A R.L., Initial Term Loan (Second Lien), 9.250%, 04/28/22 (01/29/16)	100,000	68,334
Hercules Achievement, Inc. (Varsity Brands), Initial Term Loan (First Lien), 5.000%, 12/10/21 (03/11/16)	94,050	93,168
The Hillman Group, Inc., Initial Term Loan, 4.500%, 06/30/21 (03/31/16)	98,500	96,202
Integra Telecom Holdings, Inc., Term Loan B,
5.250%, 08/14/20 (01/29/16)	65,000	63,115
5.250%, 08/14/20 (02/29/16)	21,760	21,129
5.250%, 08/14/20 (03/31/16)	39,685	38,534
Neiman Marcus Group, Inc., Other Term Loan,
4.250%, 10/25/20 (01/29/16)	400	355
4.250%, 10/25/20 (03/07/16)	156,795	139,205
Ortho-Clinical Diagnostics Holdings Luxembourg S.A.R.L., Initial Term Loan, 4.750%, 06/30/21 (04/01/16)	98,499	84,094
Riverbed Technology Inc., Term Loan, 6.000%, 04/24/22 (03/31/16)	79,400	79,284
Steinway Musical Instruments, Inc., 1st Lien Term Loan, 4.750%, 09/19/19 (01/29/16)	97,021	96,597
Vertaforce, Inc., 2nd Lien Term Loan, 9.750%, 10/27/17 (01/29/16)	45,000	44,966
Wilton Brands LLC (FKA Wilton Brands Inc.), Tranche B Loan, 8.500%, 08/30/18 (02/29/16)	127,058	121,182
Total Floating Rate Senior Loan Interests (cost $1,445,605)		1,275,018

	Shares
Common Stocks—0.3%
Industrials—0.3%
Reichhold Cayman Equity (Industrials)[7] (cost $58,016)	148	81,252

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Short-Term Investments—7.2%
Repurchase Agreements—5.6%[2]
Cantor Fitzgerald Securities, Inc., dated 12/31/15, due 01/04/16, 0.340%, total to be received $1,000,038 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/15/16 - 09/01/49,totaling $1,020,000)	$1,000,000	$1,000,000
Daiwa Capital Markets America, dated 12/31/15, due 01/04/16, 0.350%, total to be received $652,221 (collateralized by various U.S. Government Agency Obligations, 0.000% - 7.500%, 01/21/16 - 02/01/49, totaling $665,240)	652,196	652,196
Total Repurchase Agreements		1,652,196

	Shares
Other Investment Companies—1.6%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.26%	476,208	476,208
Total Short-Term Investments (cost $2,128,404)		2,128,404
Total Investments—104.3% (cost $34,384,603)		30,720,896
Other Assets, less Liabilities—(4.3)%		(1,276,460)
Net Assets—100.0%		$29,444,436

The accompanying notes are an integral part of these financial statements.

AMG Managers Intermediate Duration Government Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

During the year ended December 31, 2015, the AMG Managers Intermediate Duration Government Fund (the “Fund”) returned 1.1%, compared to 1.6% for its benchmark, the Citigroup Mortgage Index.

2015 was marked by a number of notable events. The Greece debt problem was resolved (at least temporarily) by the brinksmanship that led to increased market volatility and risk premia. In accordance with market expectations, the U.S. Federal Reserve (the “Fed”) finally raised rates at the end of the year to begin moving monetary policy to a more “normalized” place. Energy (led by oil) dropped dramatically. However, the expected benefit to increased consumer spending was disappointing throughout the year.

Agency mortgage-backed securities (MBS) experienced a difficult environment to begin the first quarter, particularly for higher coupon MBS, as the rally in rates led to the market pricing higher prepayment rates. These concerns were short-lived as the bear steepener in the middle of the quarter removed prepayment concerns, leading to stronger performance in MBS pricing, led by the higher coupons. Weaker economic data led to expectations that the Fed would likely remain accommodative for longer than initially anticipated, which further benefited agency MBS.

Interest rates continued to rise to start the second quarter, further benefiting agency MBS by pacifying concerns related to higher prepayment rates. However, May proved to be a mixed month. Interest rates rose yet again, albeit more modestly than at the start of the quarter. However, higher realized volatility hampered performance in MBS. MBS continued to experience challenges through the end of the quarter as elevated macro risks and higher levels of mortgage supply detracted from MBS performance. Realized volatility remained high as markets digested headlines from Greece and China to try to determine future monetary policy. Fed repurchase activity remained heavy and ultimately helped support MBS spreads.

The third quarter provided for mixed performance within Agency MBS. MBS continued its struggles to start the third quarter due to increased realized volatility, only to reverse course as macro concerns abated. However, by the middle of the quarter, both nominal and option-adjusted MBS spreads widened due to the increased market volatility.

Agency MBS ended the quarter on weakness as MBS spreads hit multi-year wides. The fourth quarter was one of recovery, as Agency MBS spreads joined most other risk assets by reversing the weakness from 3Q. The middle of the quarter was quiet as stable rates supported MBS. Tepid prepayments rates led once again to higher coupons outperforming their lower-coupon counterparts.

The Fund’s underperformance during the year was driven primarily by the Fund’s positioning relative to the yield curve. As volatility and macro uncertainty increased starting the second half of the year, we saw spreads widen in sympathy across most spread sectors. While our holdings in Residential Asset-Backed Securities (ABS) and Commercial Mortgage-Backed Securities (CMBS) were both skewed towards the high credit-quality securities, the lackluster performance in both areas caused our holdings in these securities to also modestly detract from performance. The Fund’s positioning in agency FRMs (Fixed-Rate MBS) was a positive contributor to performance. Specifically, we avoided the coupons in which the Fed was most active. Additionally, we maintained a bias to higher coupons, which provided significant carry and experienced lower prepayments than the market had priced into the securities. The lower-than-expected prepayments also benefited our Interest Only (IOs) positions. Finally, our holdings in Non-Agency Adjustable Rate MBS (ARMs) and Fixed Rate MBS (FRMs) also both modestly contributed to the Fund during the year.

Derivatives, such as financial futures, options and mortgage derivatives, are used for portfolio duration and convexity risk management. We continue to find value in mortgage derivatives with beneficial underlying collateral characteristics.

We increased the leverage in the Fund’s portfolio during the course of the year. The vast majority of Fund assets were invested in 30-year agency FRMs. By the end of the year, the 30-year Agency FRM holdings accounted for 95% of the Fund’s capital, up from about 89% to start the year. However, the market weight of the Agency ARM holdings was reduced by over half during the year. We continue to view MBS as an attractive alternative to Treasuries due to the additional spread offered.

LOOKING FORWARD

As we enter 2016, Agency MBS spreads are attractively priced relative to historical levels. Shorter-term, demand should be sufficient to support Agency MBS, at least relative to other spread sectors. The Fed continues to reinvest any cash flows from its existing portfolio and will absorb much of the gross supply. Now that the Fed tightening cycle has begun, it is natural to wonder when the reinvestment policy will be altered, but it seems likely that the timeframe will be pushed out to 2017. Additional demand should continue from banks and money managers. Banks are large holders of agency MBS, and regulatory factors continue to push them into the sector, especially towards GNMA MBS. Also large buyers in 2015, total-return-oriented investors are likely to continue to add, dependent on spreads. Demand from non-U.S. investors will be interesting to watch. The MBS sector should be appealing, as yields are significantly higher than any similar duration sovereign debt alternatives. However, global flows could limit USD investments due to Dollar strength, which would negatively impact MBS demand.

Overall, we continue to be positive on agency MBS, both shorter and longer-term. MBS spreads are back in a range that is attractive historically, and we believe that the market has substantially priced-in the Fed’s eventual exit. We expect prepayment activity will be low in the near-term, which also supports valuations, but have taken positions that have less exposure to prepayment risk longer-term. Empirical data illustrates that MBS have performed better than U.S. Treasuries with generally lower volatility over time. We expect this performance advantage will continue.

This commentary reflects the viewpoints of Amundi Smith Breeden LLC as of December 31, 2015 and is not intended as a forecast or guarantee of future results.

40

AMG Managers Intermediate Duration Government Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Intermediate Duration Government Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers Intermediate Duration Government Fund on December 31, 2005 to a $10,000 investment made in the benchmarks for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Intermediate Duration Government Fund, Barclays U.S. Aggregate Bond Index and the Citigroup Mortgage Index for the same time periods ended December 31, 2015.

	One	Five	Ten
Average Annual Total Returns[1]	Year	Years	Years
AMG Managers Intermediate Duration Government Fund [2,3,4,5,6,7]	1.09%	3.06%	4.64%
Barclays U.S. Aggregate Bond Index[8]	0.55%	3.25%	4.51%
Citigroup Mortgage Index[9]	1.56%	2.98%	4.67%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2015. All returns are in U.S. dollars ($).
[2]	From time to time the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk, fluctuations in the debtor’s perceived ability to pay its creditors and changing interest rate risk. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.
[4]	The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative; or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may also involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so.
[5]	Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.
[6]	To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.
[7]	Obligations of certain government agencies are not backed by the full faith and credit of the U.S. Government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. Government will provide financial support. Additionally, debt securities of the U.S. Government may be affected by changing interest rates and subject to prepayment risk.

AMG Managers Intermediate Duration Government Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

[8]	The Barclays U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses.
[9]	The Citigroup Mortgage Index includes all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The Index reflects no deductions for fees, expenses, or taxes. Unlike the Fund, the Citigroup Mortgage Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Intermediate Duration Government Fund

Fund Snapshots (unaudited)

December 31, 2015

PORTFOLIO BREAKDOWN

AMG Managers Intermediate
Category	Duration Government Fund**
U.S. Government and Agency Obligations	118.3%
Asset-Backed Securities	6.1%
Mortgage-Backed Securities	6.7%
TBA Forward Sale Commitments	(16.0)%
Other Assets and Liabilities	(15.1)%

** As a percentage of net assets.

AMG Managers Intermediate
Rating	Duration Government Fund***
U.S. Government and Agency Obligations	88.9%
Aaa	10.1%
Aa	0.0%#
A	0.1%
Baa	0.3%
Ba & lower	0.6%

***	As a percentage of market value of fixed-income securities.
#	Rounds to less than 0.1%.

TOP TEN HOLDINGS

%of
Security Name	Net Assets
FNMA, 3.500%, TBA 30 years	12.6%
FHLMC Gold Pool, 4.000%, TBA 30 years	12.1
GNMA, 3.500%, TBA 30 years	8.8
FNMA, 4.500%, TBA 30 years	4.8
FNMA, 4.000%, TBA 30 years	4.6
GNMA, 4.000%, TBA 30 years	3.7
FHLMC Gold Pool, 3.500%, TBA 30 years	2.9
GNMA, 3.000%, TBA 30 years	1.7
Progress Residential Trust, Series 2015-SF, Class A, 2.740%, 06/12/32*	1.5
Invitation Homes Trust, Series 2013-SF, Class A, 1.450%, 12/17/30 (01/17/16)*	1.5

Top Ten as a Group	54.2%

*	Top Ten Holdings as of June 30, 2015.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments

December 31, 2015

	Principal Amount	Value
Asset-Backed Securities—6.1%
American Homes 4 Rent, Series 2014-SFR1, Class A, 1.351%, 06/17/31 (01/17/16) (a)[9,10]	$1,216,528	$1,192,133
American Residential Properties Trust, Series 2014-SFR1, Class A, 1.451%, 09/17/31 (01/17/16) (a)[9,10]	1,179,195	1,155,921
Colony American Homes, Series 2014-2A, Class A, 1.301%, 07/17/31 (01/17/16) (a)[9]	894,994	873,615
Invitation Homes Trust,
Series 2013-SFR1, Class A, 1.451%, 12/17/30 (01/17/16) (a)[9,10]	2,893,952	2,836,210
Series 2014-SFR1, Class A, 1.351%, 06/17/31 (01/17/16) (a)[9]	650,000	636,063
Series 2015-SFR3, Class A, 1.651%, 08/17/32 (01/17/16) (a)[9]	496,969	487,513
Progress Residential Trust,
Series 2014-SFR1, Class A, 1.451%, 10/17/31 (01/17/16) (a)[9]	898,558	885,372
Series 2015-SFR2, Class A, 2.740%, 06/12/32 (a)[10]	3,000,000	2,930,169
SWAY Residential Trust, Series 2014-1, Class A, 1.651%, 01/17/32 (01/17/16) (a)[9]	664,171	651,458
Total Asset-Backed Securities (cost $11,835,686)		11,648,454
Mortgage-Backed Securities—6.7%
American Home Mortgage Assets Trust, Series 2005-1, Class 1A1, 2.732%, 11/25/35 (02/25/16)[9]	76,046	66,663
American Home Mortgage Investment Trust,
Series 2004-1, Class 4A, 2.654%, 04/25/44 (02/25/16)[9]	113,921	105,608
Series 2005-1, Class 5A1, 2.654%, 06/25/45 (02/25/16)[9]	42,523	41,950
Bank of America Funding Trust, Series 2004-B, Class 1A2, 2.811%, 12/20/34 (02/20/16)[9]	110,424	99,672
Bear Stearns Alt-A Trust, Series 2005-3, Class 2A3, 2.747%, 04/25/35 (02/25/16)[9]	115,114	101,744
Bear Stearns Commercial Mortgage Securities Trust,
Series 2006-PW14, Class A1A, 5.189%, 12/11/38	646,729	660,639
Series 2006-T22, Class A4, 5.620%, 04/12/38[4,10]	807,561	807,878
Series 2007-PW16, Class A4, 5.722%, 06/11/40[4,10]	1,791,695	1,834,164
COMM 2006-C8 Mortgage Trust, Series 2006-C8, Class A4, 5.306%, 12/10/46	1,571,438	1,599,434
Countrywide Home Loan Mortgage Pass Through Trust,
Series 2005-HYB2, Class 1A4, 2.666%, 05/20/35 (02/20/16)[9]	87,514	82,112
Series 2005-HYB8, Class 1A1, 2.561%, 12/20/35 (02/20/16)[9]	97,960	80,846
Countrywide Home Loan reperforming loan REMIC Trust, Series 2004-R2, Class 1AF1, 0.842%, 11/25/34 (01/25/16) (a)[7,9]	115,394	100,918
Credit Suisse Commercial Mortgage Trust,
Series 2006-C3, Class A1A, 5.816%, 06/15/38[4]	860,379	866,191
Series 2006-C3, Class A3, 5.816%, 06/15/38[4]	873,081	874,738
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 0.772%, 03/25/35 (01/25/16) (a)[7,9]	173,149	148,533
GSR Mortgage Loan Trust, Series 2004-5, Class 1A3, 2.250%, 05/25/34 (02/25/16)[9]	38,438	36,784
Harborview Mortgage Loan Trust, Series 2004-7, Class 2A2, 2.430%, 11/19/34 (02/19/16)[9]	65,792	61,159
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, 5.820%, 06/15/38[4]	363,835	367,024
Master Alternative Loans Trust, Series 2005-2, Class 2A1, 6.000%, 01/25/35[10]	531,408	564,711
Morgan Stanley Capital I Trust,
Series 2006-HQ9, Class A1A, 5.728%, 07/12/44[4]	349,981	352,808

The accompanying notes are an integral part of these financial statements.

AMG Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Mortgage-Backed Securities—6.7% (continued)
Series 2006-IQ12, Class A4, 5.332%, 12/15/43	$809,432	$823,795
Morgan Stanley Mortgage Loan Trust, Series 2005-4, Class 2A1, 5.942%, 08/25/35[4,10]	733,539	706,169
Structured Asset Securities Corp., Series 2005-RF1, Class A, 0.772%, 03/25/35 (01/25/16) (a)[7,9]	200,898	166,595
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C27, Class A3, 5.765%, 07/15/45[4]	654,683	653,868
Series 2006-C29, Class A4, 5.308%, 11/15/48	1,521,525	1,542,308
Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.000%, 12/28/37	192,537	199,663
Total Mortgage-Backed Securities (cost $13,253,303)		12,945,974
U.S. Government and Agency Obligations—118.3%
Federal Home Loan Mortgage Corporation—32.6%
FHLMC,
2.592%, 11/01/33 (03/15/16)[9,10]	868,855	921,521
2.790%, 02/01/37 (03/15/16)[9]	59,511	64,002
FHLMC Gold Pool,
3.000%, 06/01/45	1,756,187	1,756,607
3.500%, 04/01/32 to 01/01/44[10]	11,037,274	11,427,782
3.500%, TBA 30 years,[11,12]	5,500,000	5,649,585
4.000%, 05/01/24 to 07/01/44[10]	6,415,677	6,792,886
4.000%, TBA 30 years,[11,12]	22,000,000	23,194,099
4.500%, 02/01/20 to 09/01/41[10]	3,006,163	3,236,350
5.000%, 05/01/18 to 06/01/41[10]	3,599,077	3,949,872
5.500%, 11/01/17 to 01/01/40[10]	3,208,727	3,547,122
6.000%, 09/01/17 to 01/01/24[10]	830,748	897,693
7.000%, 07/01/19	94,951	99,675
7.500%, 07/01/34[10]	812,565	959,293
Total Federal Home Loan Mortgage Corporation		62,496,487
Federal National Mortgage Association—51.4%
FNMA,
2.054%, 06/01/34 (02/25/16)[9,10]	610,328	633,215
2.345%, 08/01/34 (02/25/16)[9]	269,266	285,269
2.500%, 02/01/43	800,845	773,875
3.000%, 03/01/43 to 04/01/45[10]	3,388,624	3,395,794
3.000%, TBA 30 years,[11,12]	2,000,000	1,996,034
3.500%, 05/01/42 to 11/01/45[10]	14,328,306	14,807,561
3.500%, TBA 30 years,[11,12]	23,510,000	24,242,255
4.000%, 01/01/26 to 11/01/45[10]	17,395,321	18,483,144
4.000%, TBA 30 years,[11,12]	8,300,000	8,766,292
4.500%, 04/01/25 to 05/01/45[10]	7,245,950	7,859,946
4.500%, TBA 30 years,[11,12]	8,550,000	9,226,778

The accompanying notes are an integral part of these financial statements.

AMG Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Federal National Mortgage Association—51.4% (continued)
FNMA,
4.750%, 07/01/34 to 09/01/34	$316,119	$348,242
5.000%, 06/01/18 to 11/01/39	403,504	437,758
5.500%, 03/01/17 to 08/01/41[10]	3,157,828	3,520,387
6.000%, 08/01/17 to 06/01/39[10]	2,031,282	2,232,238
6.500%, 11/01/28 to 07/01/32	102,090	109,081
7.000%, 11/01/22[10]	455,808	493,797
FNMA REMICS,
Series 1994-55, Class H, 7.000%, 03/25/24[10]	582,064	637,756
Series 2005-13, Class AF, 0.822%, 03/25/35 (01/25/16)[9,10]	317,728	318,717
FNMA REMICS Whole Loan, Series 2003-W4, Class 4A, 7.028%, 10/25/42[4]	68,851	79,022
Total Federal National Mortgage Association		98,647,161
Government National Mortgage Association—33.4%
GNMA,
2.000%, 05/20/21 (02/20/16)[9]	11,026	11,168
3.000%, 11/15/42 to 06/20/45	4,153,524	4,227,416
3.000%, 03/20/16 to 08/20/18 (02/20/16)[9,10]	53,672	54,604
3.000%, TBA 30 years,[11,12]	3,200,000	3,243,376
3.500%, 08/15/43 to 11/20/45[10]	9,051,090	9,464,039
3.500%, TBA 30 years,[11,12]	16,180,000	16,867,019
4.000%, 06/20/43 to 12/20/45[10]	10,466,090	11,206,672
4.000%, TBA 30 years,[11,12]	6,700,000	7,115,085
4.500%, 05/15/39 to 12/15/45[10,11]	4,365,967	4,749,472
5.000%, 12/15/35 to 10/20/41[10]	5,031,585	5,582,244
5.500%, 10/15/39 to 11/15/39[10]	1,473,031	1,656,015
7.500%, 09/15/28 to 11/15/31	21,581	22,474
Total Government National Mortgage Association		64,199,584
Interest Only Strips—0.9%
FHLMC,
Series 212, Class IO, 6.000%, 05/01/31[7]	1,356	296
Series 233, Class 5, 4.500%, 09/15/35	90,483	15,741
FHLMC REMICS,
Series 2380, Class SI, 7.570%, 06/15/31 (01/15/16)[7,9]	11,749	2,728
Series 2922, Class SE, 6.420%, 02/15/35 (01/15/16)[9]	114,108	21,643
Series 2934, Class HI, 5.000%, 02/15/20	46,245	3,308
Series 2934, Class KI, 5.000%, 02/15/20	34,907	2,318
Series 2965, Class SA, 5.720%, 05/15/32 (01/15/16)[9]	234,429	37,119
Series 2967, Class JI, 5.000%, 04/15/20	87,306	6,407
Series 2980, Class SL, 6.370%, 11/15/34 (01/15/16)[9]	150,867	39,019

The accompanying notes are an integral part of these financial statements.

AMG Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Interest Only Strips—0.9% (continued)
FHLMC REMICS,
Series 3031, Class BI, 6.359%, 08/15/35 (01/15/16)[9]	$308,011	$72,813
Series 3065, Class DI, 6.290%, 04/15/35 (01/15/16)[9]	266,037	53,680
Series 3114, Class GI, 6.270%, 02/15/36 (01/15/16)[9]	222,534	49,006
Series 3308, Class S, 6.870%, 03/15/32 (01/15/16)[9]	221,656	46,656
Series 3424, Class XI, 6.240%, 05/15/36 (01/15/16)[9]	239,824	44,834
Series 3489, Class SD, 7.470%, 06/15/32 (01/15/16)[9]	128,089	26,937
Series 3606, Class SN, 5.920%, 12/15/39 (01/15/16)[9]	316,622	53,211
Series 3685, Class EI, 5.000%, 03/15/19	218,102	8,291
Series 3731, Class IO, 5.000%, 07/15/19	104,303	4,477
Series 3882, Class AI, 5.000%, 06/15/26	176,908	10,783
FNMA,
Series 215, Class 2, 7.000%, 04/25/23[7]	73,022	12,427
Series 222, Class 2, 7.000%, 06/25/23[7]	6,981	1,205
Series 343, Class 21, 4.000%, 09/25/18	63,224	2,491
Series 343, Class 22, 4.000%, 11/25/18	34,275	1,350
Series 351, Class 3, 5.000%, 04/25/34	73,785	14,518
Series 351, Class 4, 5.000%, 04/25/34	43,118	8,484
Series 351, Class 5, 5.000%, 04/25/34	36,331	7,148
Series 365, Class 4, 5.000%, 04/25/36	94,979	16,076
FNMA REMICS,
Series 2003-73, Class SM, 6.178%, 04/25/18 (01/25/16)[7,9]	6,208	24
Series 2004-49, Class SQ, 6.628%, 07/25/34 (01/25/16)[9]	95,155	18,091
Series 2004-51, Class SX, 6.698%, 07/25/34 (01/25/16)[9]	129,007	29,281
Series 2004-64, Class SW, 6.628%, 08/25/34 (01/25/16)[9]	390,964	79,727
Series 2005-12, Class SC, 6.328%, 03/25/35 (01/25/16)[9]	147,481	28,576
Series 2005-45, Class SR, 6.298%, 06/25/35 (01/25/16)[9]	309,260	57,490
Series 2005-65, Class KI, 6.578%, 08/25/35 (01/25/16)[9,10]	717,142	136,298
Series 2005-89, Class S, 6.278%, 10/25/35 (01/25/16)[9]	730,977	135,011
Series 2006-3, Class SA, 5.728%, 03/25/36 (01/25/16)[9]	149,960	24,791
Series 2007-75, Class JI, 6.123%, 08/25/37 (01/25/16)[9]	149,864	26,062
Series 2008-86, Class IO, 4.500%, 03/25/23	197,757	7,845
Series 2010-37, Class GI, 5.000%, 04/25/25	215,011	7,473
Series 2010-65, Class IO, 5.000%, 09/25/20	336,106	21,255
Series 2010-121, Class IO, 5.000%, 10/25/25	120,697	6,457
Series 2011-69, Class AI, 5.000%, 05/25/18	272,614	9,942
Series 2011-88, Class WI, 3.500%, 09/25/26	354,228	37,842
Series 2011-124, Class IC, 3.500%, 09/25/21	312,603	17,854
Series 2012-126, Class SJ, 4.578%, 11/25/42 (01/25/16)[9]	731,373	110,033

The accompanying notes are an integral part of these financial statements.

AMG Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Interest Only Strips—0.9% (continued)
GNMA,
Series 2011-32, Class KS, 11.411%, 06/16/34 (01/16/16)[9]	$262,095	$38,873
Series 2011-94, Class IS, 6.356%, 06/16/36 (01/16/16)[9]	240,716	31,394
Series 2011-157, Class SG, 6.198%, 12/20/41 (01/20/16)[9]	971,068	214,772
Series 2011-167, Class IO, 5.000%, 12/16/20	244,469	12,186
Series 2012-34, Class KS, 5.706%, 03/16/42 (01/16/16)[9]	420,274	87,306
Series 2012-69, Class QI, 4.000%, 03/16/41	292,383	48,665
Series 2012-103, Class IB, 3.500%, 04/20/40	254,196	30,395
Total Interest Only Strips		1,780,609
Total U.S. Government and Agency Obligations (cost $224,999,225)		227,123,841
Short-Term Investments—21.4%
U.S. Treasury Bills—0.0%#
U. S. Treasury Bills, 0.46%, 06/23/16[13,14]	90,000	89,800

	Shares
Other Investment Companies—21.4%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.26%[10]	12,013,722	12,013,722
JP Morgan US Government Money Market Fund, 0.12%[10]	9,000,093	9,000,093
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.25%[10]	10,030,024	10,030,024
JPMorgan Prime Money Market Fund, Capital Shares, 0.21%	10,005,333	10,005,333
Total Other Investment Companies		41,049,172
Total Short-Term Investments
(cost $41,139,079)		41,138,972
Total Investments—152.5% (cost $291,227,293)		292,857,241
Other Assets, less Liabilities—(52.5)%		(100,817,765)
Net Assets—100.0%		$192,039,476

The accompanying notes are an integral part of these financial statements.

AMG Managers Short Duration Government Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

During the year ended December 31, 2015, the AMG Managers Short Duration Government Fund (the “Fund”) returned (0.2)%, while the BofA Merrill Lynch 6-Month U.S. Treasury Bill Index returned 0.2%.

2015 was marked by a number of notable events. The Greece debt problem was resolved (at least temporarily) by the brinksmanship that led to increased market volatility and risk premia. In accordance with market expectations, the U.S. Federal Reserve (the “Fed”) finally raised rates at the end of the year to begin moving monetary policy to a more “normalized” place. Energy (led by oil) dropped dramatically. However, the expected benefit to increased consumer spending was disappointing throughout the year.

Agency mortgage-backed securities (MBS) experienced a difficult environment to begin the first quarter, particularly for higher-coupon MBS, as the rally in rates led to the market pricing higher prepayment rates. These concerns were short-lived as the bear steepener in the middle of the quarter removed prepayment concerns, leading to stronger performance in MBS pricing, led by the higher coupons. Weaker economic data led to expectations that the Fed would likely remain accommodative for longer than initially anticipated, which further benefited agency MBS.

Interest rates continued to rise to start the second quarter, further benefiting agency MBS by pacifying concerns related to higher prepayment rates. However, May proved to be a mixed month. Interest rates rose yet again, albeit more modestly than at the start of the quarter. However, higher realized volatility hampered performance in MBS. MBS continued to experience challenges through the end of the quarter, as elevated macro risks and higher levels of mortgage supply detracted from MBS performance. Realized volatility remained high as markets digested headlines from Greece and China to try to determine future monetary policy. Fed repurchase activity remained heavy and ultimately helped support MBS spreads.

The third quarter provided for mixed performance within Agency MBS. MBS continued its struggles to start the third quarter due to increased realized volatility, only to reverse course as macro concerns abated. However, by the middle of the quarter, both nominal and option-adjusted MBS spreads widened due to the increased market volatility. Agency MBS ended the quarter on weakness as MBS spreads hit multi-year wides.

The fourth quarter was one of recovery as Agency MBS spreads joined most other risk assets by reversing the weakness from 3Q. The middle of the quarter was quiet as stable rates supported MBS. Tepid prepayment rates led once again to higher coupons outperforming their lower-coupon counterparts.

While employment continued to improve throughout 2015, that improvement did not result in wage growth. Additionally, the decline in energy prices quelled any concerns regarding inflation, which ultimately led our Treasury Inflation-Protected Securities (TIPS) exposure to detract from performance. The slight flattening of the yield curve also modestly detracted from performance. Our holdings in residential-related asset-backed securities (ABS) also moderately detracted from performance for the year. Offsetting that weakness was a positive contribution from our positioning in Agency FRMs (Fixed-Rate MBS). Specifically, we avoided the coupons in which the Fed was most active. Additionally, we maintained a bias to higher coupons, which provided significant carry and experienced lower prepayments than the market had priced into the securities. The lower-than-expected prepayments also benefited our Interest Only (IOs) positions. Our positioning in Agency Collateralized Mortgage Obligations (CMOs), Agency Adjustable-Rate Mortgages (ARMs), Non-Agency CMOs, Commercial Mortgage-Backed Securities (CMBS) and Consumer ABS all moderately contributed to the positive performance for the year.

At the end of the year, 15-year Agency FRMs were the largest component of the Fund. They stayed relatively stable at ~25% during the year. We increased our exposure to 30-year Agency FRMs by 10% to end the year with ~19% weighting in the sector. We reduced our holdings in Agency ARMs by almost 6% during the year. Additionally, we reduced our weighting to Commercial Mortgage-Backed Securities (CMBS) by half to end the year at 2%. We continue to view Agency MBS as an attractive alternative to Treasuries due to the additional spread offered.

LOOKING FORWARD

As we enter 2016, we believe Agency MBS spreads are attractively priced relative to historical levels. Shorter-term, demand should be sufficient to support Agency MBS, at least relative to other spread sectors. The Fed continues to reinvest any cash flows from its existing portfolio and will absorb much of the gross supply. Now that the Fed tightening cycle has begun, it is natural to wonder when the reinvestment policy will be altered, but it seems likely that the timeframe will be pushed out to 2017. Additional demand should continue from banks and money managers. Banks are large holders of agency MBS, and regulatory factors continue to push them into the sector, especially towards GNMA MBS. Also large buyers in 2015, total-return-oriented investors are likely to continue to add, dependent on spreads. Demand from non-U.S. investors will be interesting to watch. The MBS sector should be appealing as yields are significantly higher than any similar duration sovereign debt alternatives. However, global flows could limit USD investments due to Dollar strength, which would negatively swap MBS demand.

Overall, we continue to be positive on agency MBS, both shorter and longer-term. MBS spreads are back in a range that is attractive historically, and we believe that the market has substantially priced-in the Fed’s eventual exit. We expect prepayment activity will be low in the near-term, which also supports valuations, but have taken positions that have less exposure to prepayment risk longer-term. Empirical data illustrates that MBS have performed better than U.S. Treasuries with generally lower volatility over time. We expect this performance advantage will continue.

This commentary reflects the viewpoints of Amundi Smith Breeden LLC as of December 31, 2015 and is not intended as a forecast or guarantee of future results.

49

AMG Managers Short Duration Government Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Short Duration Government Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG Managers Short Duration Government Fund on December 31, 2005 to a $10,000 investment made in the BofA Merrill Lynch 6-Month U.S. Treasury Bill Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Short Duration Government Fund and the BofA Merrill Lynch 6-Month U.S. Treasury Bill Index for the same time periods ended December 31, 2015.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Managers Short Duration Government Fund [2,3,4,5,6,7]	(0.15)%	0.62%	1.92%
BofA Merrill Lynch 6-Month U.S. Treasury Bill Index[8]	0.22%	0.19%	1.57%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2015. All returns are in U.S. dollars ($).
[2]	From time to time the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay its creditors. Changing investments may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.
[4]	The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is a risk that a derivative intended as a hedge may not perform as expected. The main risks with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative; or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may also involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so.
[5]	Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.
[6]	To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.
[7]	Obligations of certain government agencies are not backed by the full faith and credit of the U.S. Government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. Government will provide financial support. Additionally, debt securities of the U.S. Government may be affected by changing interest rates and subject to prepayment risk.
[8]	The BofA Merrill Lynch 6-Month U.S. Treasury Bill Index is an unmanaged index that measures returns of six-month Treasury Bills. Unlike the Fund, the BofA Merrill Lynch 6-Month Treasury Bill Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Short Duration Government Fund

Fund Snapshots (unaudited)

December 31, 2015

PORTFOLIO BREAKDOWN

Category	AMG Managers Short Duration Government Fund**
U.S. Government and Agency Obligations	79.8%
Asset-Backed Securities	9.1%
Mortgage-Backed Securities	2.2%
Other Assets and Liabilities	8.9%

** As a percentage of net assets.

Rating	AMG Managers Short Duration Government Fund***
U.S. Government and Agency Obligations	87.6%
Aaa	12.3%
A	0.1%
Ba & lower	0.0%#

***	As a percentage of market value of fixed-income securities.
#	Rounds to less than 0.1%.

TOP TEN HOLDINGS

Security Name	%of Net Assets
FNMA, 3.000%, TBA 15 years	5.0%
FHLMC, 0.543%, 04/07/16	3.8
FNMA, 3.500%, 11/01/30	2.7
FNMA, 5.500%, 12/01/38	2.6
FHLMC, 0.493%, 04/04/16	2.5
U.S. Treasury Inflation Indexed Bonds, 0.375%, 07/15/23*	2.2
GNMA, 6.000%, 01/15/36	2.2
FNMA, 4.500%, 11/01/25	2.0
FHLMC REMICS, Series 3990, Class GF, 0.731%, 03/15/41*	1.9
FNMA REMICS, Series 2011-115, Class FK, 0.792%, 10/25/39*	1.8

Top Ten as a Group	26.7%

*	Top Ten Holdings as of June 30, 2015.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Short Duration Government Fund

Schedule of Portfolio Investments

December 31, 2015

	Principal Amount	Value
Asset-Backed Securities—9.1%
American Homes 4 Rent, Series 2014-SFR1, Class A, 1.351%, 06/17/31 (01/17/16) (a)[9]	$2,744,486	$2,689,453
American Residential Properties Trust, Series 2014-SFR1, Class A, 1.451%, 09/17/31 (01/17/16) (a)[9]	3,337,722	3,271,843
AmeriCredit Automobile Receivables Trust,
Series 2012-1, Class C, 2.670%, 01/08/18	113,626	113,778
Series 2012-3, Class D, 3.030%, 07/09/18	1,000,000	1,009,473
Colony American Homes,
Series 2014-2A, Class A, 1.301%, 07/17/31 (01/17/16) (a)[9]	2,243,385	2,189,798
Series 2015-1A, Class A, 1.551%, 07/17/32 (01/17/16) (a)[9]	2,426,896	2,370,933
Invitation Homes Trust,
Series 2013-SFR1, Class A, 1.451%, 12/17/30 (01/17/16) (a)[9]	1,462,909	1,433,720
Series 2014-SFR1, Class A, 1.351%, 06/17/31 (01/17/16) (a)[9]	2,920,000	2,857,390
Series 2014-SFR2, Class A, 1.451%, 09/17/31 (01/17/16) (a)[9]	1,140,000	1,118,897
Series 2015-SFR3, Class A, 1.651%, 08/17/32 (01/17/16) (a)[9]	2,584,237	2,535,067
Progress Residential Trust, Series 2014-SFR1, Class A, 1.451%, 10/17/31 (01/17/16) (a)[9]	1,677,308	1,652,695
Santander Drive Auto Receivables Trust,
Series 2012-2, Class D, 3.870%, 02/15/18	910,000	919,868
Series 2012-3, Class D, 3.640%, 05/15/18	3,657,000	3,713,886
Series 2012-4, Class C, 2.940%, 12/15/17	1,513,621	1,520,466
Series 2012-4, Class D, 3.500%, 06/15/18	3,790,000	3,843,052
Series 2012-6, Class D, 2.520%, 09/17/18	3,680,000	3,696,980
SWAY Residential Trust, Series 2014-1, Class A, 1.651%, 01/17/32 (01/17/16) (a)[9]	1,149,907	1,127,897
Total Asset-Backed Securities (cost $36,331,058)		36,065,196
Mortgage-Backed Securities—2.2%
Bear Stearns Commercial Mortgage Securities Trust,
Series 2006-PW14, Class A1A, 5.189%, 12/11/38	1,649,158	1,684,631
Series 2006-T22, Class A4, 5.620%, 04/12/38[4]	568,510	568,733
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-25, Class 2A4, 1.422%, 02/25/35 (01/25/16)[7,9]	325,948	141,522
Merrill Lynch Mortgage Investors Trust, Series 1998-C1, Class A3, 6.720%, 11/15/26[4]	342,123	345,478
Morgan Stanley Capital I Trust,
Series 2006-HQ9, Class A1A, 5.728%, 07/12/44[4]	849,953	856,820
Series 2006-IQ12, Class A4, 5.332%, 12/15/43	2,032,303	2,068,366
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/48	2,733,040	2,770,371
WaMu Mortgage Pass Through Certificates, Series 2005-AR2, Class 2A3, 0.772%, 01/25/45 (01/25/16)[9]	390,590	361,209
Total Mortgage-Backed Securities (cost $9,139,172)		8,797,130
U.S. Government and Agency Obligations—79.8%
Federal Home Loan Mortgage Corporation—19.8%
FHLMC,
2.372%, 11/01/33 (03/15/16)[9]	844,272	886,687

The accompanying notes are an integral part of these financial statements.

AMG Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Federal Home Loan Mortgage Corporation—19.8% (continued)
FHLMC,
2.390%, 10/01/28 (03/15/16)[9]	$29,535	$31,114
2.469%, 10/01/33 (03/15/16)[9]	1,039,262	1,097,529
2.482%, 07/01/34 (03/15/16)[9]	331,031	349,559
2.484%, 10/01/33 (03/15/16)[9]	1,662,505	1,766,737
2.493%, 03/01/34 (03/15/16)[9]	2,485,247	2,626,167
2.499%, 04/01/34 (03/15/16)[9]	610,796	649,019
2.511%, 09/01/33 (03/15/16)[9]	1,706,081	1,801,970
2.526%, 05/01/34 (03/15/16)[9]	1,849,464	1,953,395
2.567%, 12/01/32 (03/15/16)[9]	458,847	485,084
2.568%, 11/01/33 (03/15/16)[9]	991,398	1,052,846
2.599%, 12/01/33 (03/15/16)[9]	1,357,853	1,429,995
2.629%, 02/01/23 (03/15/16)[9]	187,890	198,325
2.765%, 06/01/35 (03/15/16)[9]	639,910	681,515
2.790%, 02/01/37 (03/15/16)[9]	710,728	764,372
FHLMC Gold Pool,
4.000%, 05/01/24 to 12/01/26	7,853,350	8,285,286
4.500%, 05/01/19 to 03/01/31	6,054,924	6,454,345
5.000%, 10/01/18 to 11/01/20	2,808,816	2,936,122
5.500%, 01/01/20 to 08/01/40	16,988,306	18,608,753
6.000%, 02/01/22 to 01/01/24	4,799,006	5,197,085
6.500%, 03/01/18 to 10/01/23	314,962	336,501
7.000%, 06/01/17 to 07/01/19	122,284	127,131
7.500%, 04/01/29 to 03/01/33	282,188	330,944
FHLMC REMICS,
Series 2427, Class LW, 6.000%, 03/15/17	208,859	213,595
Series 2429, Class HB, 6.500%, 12/15/23	525,028	583,588
Series 2541, Class ED, 5.000%, 12/15/17	1,137,237	1,169,805
Series 2627, Class BM, 4.500%, 06/15/18	94,977	97,692
Series 2631, Class PD, 4.500%, 06/15/18	31,646	32,636
Series 2645, Class BY, 4.500%, 07/15/18	1,085,305	1,117,839
Series 2653, Class PA, 4.000%, 07/15/31	1,142,431	1,158,767
Series 2668, Class AZ, 4.000%, 09/15/18	541,601	555,138
Series 2682, Class LC, 4.500%, 07/15/32	417,094	422,377
Series 2683, Class JB, 4.000%, 09/15/18	344,721	352,911
Series 2684, Class PE, 5.000%, 01/15/33	85,430	86,376
Series 2786, Class BC, 4.000%, 04/15/19	122,656	126,651
Series 2809, Class UC, 4.000%, 06/15/19	131,447	135,379
Series 2877, Class PA, 5.500%, 07/15/33	118,552	123,130
Series 2935, Class LM, 4.500%, 02/15/35	370,679	379,442

The accompanying notes are an integral part of these financial statements.

AMG Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Federal Home Loan Mortgage Corporation—19.8% (continued)
FHLMC REMICS,
Series 3013, Class GA, 5.000%, 06/15/34	$55,233	$55,355
Series 3033, Class CI, 5.500%, 01/15/35	212,868	220,035
Series 3535, Class CA, 4.000%, 05/15/24	109,971	112,781
Series 3609, Class LA, 4.000%, 12/15/24	396,994	409,503
Series 3632, Class AG, 4.000%, 06/15/38	251,551	261,340
Series 3653, Class JK, 5.000%, 11/15/38	240,961	257,125
Series 3659, Class EJ, 3.000%, 06/15/18[10]	2,163,437	2,195,363
Series 3683, Class AD, 2.250%, 06/15/20	1,202,982	1,209,005
Series 3756, Class DA, 1.200%, 11/15/18	420,427	420,321
Series 3798, Class BD, 2.500%, 06/15/24	610,582	613,795
Series 3818, Class UA, 1.350%, 02/15/17	209,144	209,249
Series 3827, Class CA, 1.500%, 04/15/17	93,153	93,198
Series 3846, Class CK, 1.500%, 09/15/20	122,414	122,660
Series 3990, Class GF, 0.731%, 03/15/41 (01/15/16)[9]	7,352,388	7,383,138
Total Federal Home Loan Mortgage Corporation		78,168,675
Federal National Mortgage Association—47.6%
FNMA,
1.938%, 08/01/34 (02/25/16)[9]	265,189	273,591
1.942%, 02/01/33 (02/25/16)[9]	1,211,139	1,262,897
1.958%, 08/01/33 (02/25/16)[9]	452,733	473,109
2.030%, 01/01/24 (02/25/16)[9]	442,775	449,649
2.054%, 06/01/34 (02/25/16)[9]	765,713	794,427
2.164%, 01/01/34 (02/25/16)[9]	675,897	710,209
2.175%, 09/01/33 (02/25/16)[9]	875,515	923,182
2.195%, 01/01/33 (02/25/16)[9]	32,075	32,815
2.221%, 03/01/34 (02/25/16)[9]	242,926	256,732
2.276%, 01/01/36 (02/25/16)[9]	57,645	59,715
2.320%, 03/01/33 (02/25/16)[9]	373,773	394,429
2.326%, 04/01/37 (02/25/16)[9,10]	5,351,626	5,668,836
2.335%, 08/01/36 (02/25/16)[9]	197,365	208,923
2.345%, 08/01/34 (02/25/16)[9]	336,583	356,587
2.361%, 10/01/35 (02/25/16)[9]	1,408,076	1,481,213
2.366%, 05/01/33 (02/25/16)[9]	1,650,716	1,733,095
2.375%, 02/01/37 (02/25/16)[9]	310,166	330,756
2.381%, 09/01/33 (02/25/16)[9]	547,179	575,785
2.412%, 01/01/36 (02/25/16)[9]	45,699	48,428
2.422%, 07/01/34 (02/25/16)[9]	1,322,044	1,395,622
2.425%, 01/01/34 (02/25/16)[9]	1,680,840	1,783,558

The accompanying notes are an integral part of these financial statements.

AMG Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Federal National Mortgage Association—47.6% (continued)
FNMA,
2.435%, 01/01/33 (02/25/16)[9]	$1,089,297	$1,160,680
2.443%, 06/01/33 (02/25/16)[9]	378,334	398,627
2.456%, 01/01/26 (02/25/16)[9]	217,347	224,229
2.459%, 12/01/33 (02/25/16)[9]	489,669	517,963
2.480%, 01/01/25 to 05/01/36 (02/25/16)[9]	755,311	796,008
2.494%, 05/01/34 (02/25/16)[9]	1,793,781	1,902,987
2.498%, 12/01/34 (02/25/16)[9]	2,540,519	2,700,569
2.520%, 09/01/37 (02/25/16)[9]	207,020	218,814
2.545%, 06/01/34 (02/25/16)[9]	2,252,303	2,392,594
2.578%, 04/01/34 (02/25/16)[9]	555,393	589,883
2.602%, 04/01/34 (02/25/16)[9]	621,475	659,989
2.614%, 11/01/34 (02/25/16)[9]	3,392,797	3,588,256
2.645%, 01/01/36 (02/25/16)[9]	3,592,973	3,820,431
2.655%, 12/01/34 (02/25/16)[9]	2,140,420	2,264,471
2.679%, 08/01/35 (02/25/16)[9]	1,506,700	1,605,326
3.000%, TBA 15 years,[11,12]	19,300,000	19,881,760
3.500%, 11/01/30	9,987,317	10,538,610
4.000%, 10/01/21 to 08/01/30	894,782	948,215
4.500%, 10/01/19 to 10/01/44	17,160,494	18,562,242
5.000%, 10/01/18 to 09/01/25	10,465,857	11,103,001
5.500%, 11/01/17 to 08/01/41[10,11]	39,947,194	44,822,529
6.000%, 09/01/19 to 08/01/37	9,757,245	10,796,758
6.500%, 04/01/17 to 08/01/32	3,958,484	4,513,697
7.000%, 11/01/22	1,698,905	1,840,496
7.500%, 08/01/33 to 09/01/33	67,140	81,135
FNMA Grantor Trust,
Series 2002-T5, Class A1, 0.662%, 05/25/32 (01/25/16)[9]	263,727	257,130
Series 2003-T4, Class 1A, 0.642%, 09/26/33 (01/26/16)[9]	13,978	13,863
FNMA REMICS,
Series 1994-31, Class ZC, 6.500%, 02/25/24	493,988	564,493
Series 1994-76, Class J, 5.000%, 04/25/24	130,587	135,024
Series 2001-63, Class FA, 0.910%, 12/18/31 (01/18/16)[9]	475,158	483,214
Series 2001-76, Class UD, 5.500%, 01/25/17	236,390	240,521
Series 2002-47, Class FD, 0.822%, 08/25/32 (01/25/16)[9]	505,561	510,472
Series 2002-56, Class UC, 5.500%, 09/25/17	127,451	130,996
Series 2002-74, Class FV, 0.872%, 11/25/32 (01/25/16)[9]	876,770	881,068
Series 2003-2, Class FA, 0.922%, 02/25/33 (01/25/16)[9]	420,849	426,302
Series 2003-3, Class HJ, 5.000%, 02/25/18	87,989	90,387

The accompanying notes are an integral part of these financial statements.

AMG Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Federal National Mortgage Association—47.6% (continued)
FNMA REMICS,
Series 2003-64, Class YA, 3.000%, 05/25/23	$81,175	$82,082
Series 2004-1, Class AC, 4.000%, 02/25/19	65,704	67,396
Series 2004-21, Class AE, 4.000%, 04/25/19	300,502	308,775
Series 2004-27, Class HB, 4.000%, 05/25/19	150,238	154,982
Series 2004-28, Class MD, 4.500%, 01/25/34	1,722,947	1,850,359
Series 2004-53, Class NC, 5.500%, 07/25/24	379,717	411,631
Series 2005-13, Class AF, 0.822%, 03/25/35 (01/25/16)[9]	592,278	594,121
Series 2005-19, Class PA, 5.500%, 07/25/34	226,444	241,682
Series 2005-58, Class EP, 5.500%, 07/25/35	299,449	326,041
Series 2005-68, Class PB, 5.750%, 07/25/35	55,657	59,054
Series 2005-68, Class PC, 5.500%, 07/25/35	330,382	349,795
Series 2005-100, Class BQ, 5.500%, 11/25/25	770,532	838,389
Series 2005-100, Class GC, 5.000%, 12/25/34	53,625	53,738
Series 2006-18, Class PD, 5.500%, 08/25/34	35,603	36,091
Series 2007-56, Class FN, 0.792%, 06/25/37 (01/25/16)[9]	222,628	222,579
Series 2007-69, Class AB, 5.500%, 12/25/32	957	956
Series 2008-59, Class KB, 4.500%, 07/25/23	141,396	146,605
Series 2010-12, Class AC, 2.500%, 12/25/18	182,832	185,029
Series 2010-48, Class GV, 5.000%, 05/25/21	626,928	631,577
Series 2011-60, Class UC, 2.500%, 09/25/39	379,806	384,444
Series 2011-60, Class UE, 3.000%, 09/25/39	922,163	942,835
Series 2011-115, Class FK, 0.792%, 10/25/39 (01/25/16)[9]	7,029,025	7,041,802
FNMA REMICS Whole Loan,
Series 2003-W1, Class 2A, 6.392%, 12/25/42[4]	18,663	21,475
Series 2003-W4, Class 4A, 7.028%, 10/25/42[4]	413,105	474,131
Series 2003-W13, Class AV2, 0.702%, 10/25/33 (01/25/16)[7,9]	20,864	20,021
Series 2004-W5, Class F1, 0.872%, 02/25/47 (01/25/16)[9]	473,864	473,958
Series 2004-W14, Class 1AF, 0.822%, 07/25/44 (01/25/16)[9]	1,939,751	1,912,776
Series 2005-W2, Class A1, 0.622%, 05/25/35 (01/25/16)[9]	1,293,741	1,279,269
Total Federal National Mortgage Association		187,987,891
Government National Mortgage Association—7.7%
GNMA,
1.625%, 12/20/21 to 10/20/34 (02/20/16)[9]	841,062	871,680
1.750%, 04/20/24 to 03/20/37 (02/20/16)[9]	1,150,544	1,185,944
1.875%, 09/20/22 to 09/20/35 (02/20/16)[9]	3,332,507	3,447,186
2.000%, 06/20/22 (02/20/16)[9]	39,605	40,597
2.500%, 07/20/18 to 08/20/21 (02/20/16)[9]	36,395	37,060
2.750%, 10/20/17 (02/20/16)[9]	8,154	8,287
3.000%, 11/20/17 to 03/20/21 (02/20/16)[9]	41,543	42,858

The accompanying notes are an integral part of these financial statements.

AMG Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Government National Mortgage Association—7.7% (continued)
GNMA,
3.500%, 07/20/18 (02/20/16)[9]	$11,264	$11,500
4.000%, 09/15/18	171,677	180,566
4.500%, 04/15/18 to 07/15/24	1,138,262	1,193,139
6.000%, 01/15/36	7,535,842	8,759,451
9.500%, 12/15/17	818	843
Series 2000-36, Class F, 0.895%, 11/16/30 (01/16/16)[9]	530,745	534,308
Series 2005-47, Class QC, 5.000%, 11/20/32[10]	2,828,663	2,927,915
Series 2010-2, Class F, 0.895%, 01/16/40 (01/16/16)[9]	1,080,417	1,093,377
Series 2010-14, Class DC, 4.500%, 07/20/37	692,512	701,990
Series 2010-145, Class GL, 2.500%, 09/20/34	4,119,236	4,142,184
Series 2010-167, Class CJ, 3.000%, 09/20/33	5,408,180	5,476,257
Total Government National Mortgage Association		30,655,142
Interest Only Strips—1.5%
FHLMC,
Series 215, Class IO, 8.000%, 06/15/31[7]	97,656	27,362
Series 233, Class 5, 4.500%, 09/15/35	46,164	8,030
FHLMC REMICS,
Series 2649, Class IM, 7.000%, 07/15/33	359,279	93,919
Series 2922, Class SE, 6.420%, 02/15/35 (01/15/16)[9]	257,205	48,785
Series 2934, Class HI, 5.000%, 02/15/20	66,065	4,726
Series 2934, Class KI, 5.000%, 02/15/20	40,725	2,704
Series 2965, Class SA, 5.720%, 05/15/32 (01/15/16)[9]	580,474	91,911
Series 2967, Class JI, 5.000%, 04/15/20	205,450	15,076
Series 2980, Class SL, 6.370%, 11/15/34 (01/15/16)[9]	332,939	86,108
Series 2981, Class SU, 7.470%, 05/15/30 (01/15/16)[9]	274,008	56,512
Series 3031, Class BI, 6.359%, 08/15/35 (01/15/16)[9]	941,566	222,584
Series 3065, Class DI, 6.290%, 04/15/35 (01/15/16)[9]	813,255	164,094
Series 3114, Class GI, 6.270%, 02/15/36 (01/15/16)[9]	1,370,944	301,907
Series 3308, Class S, 6.870%, 03/15/32 (01/15/16)[9]	502,809	105,835
Series 3424, Class XI, 6.240%, 05/15/36 (01/15/16)[9]	624,695	116,784
Series 3489, Class SD, 7.470%, 06/15/32 (01/15/16)[9]	286,666	60,287
Series 3606, Class SN, 5.920%, 12/15/39 (01/15/16)[9]	842,915	141,658
Series 3685, Class EI, 5.000%, 03/15/19	487,020	18,514
Series 3731, Class IO, 5.000%, 07/15/19	236,597	10,155
Series 3882, Class AI, 5.000%, 06/15/26	141,498	8,624
FNMA,
Series 92, Class 2, 9.000%, 12/25/16[7]	1,710	40
Series 306, Class IO, 8.000%, 05/25/30[7]	78,029	21,668
Series 365, Class 4, 5.000%, 04/25/36	64,092	10,848

The accompanying notes are an integral part of these financial statements.

AMG Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Interest Only Strips—1.5% (continued)
FNMA REMICS,
Series 2001-82, Class S, 7.408%, 05/25/28 (01/25/16)[7,9]	$245,376	$57,288
Series 2003-48, Class SJ, 5.578%, 06/25/18 (01/25/16)[7,9]	60,218	1,692
Series 2003-73, Class SM, 6.178%, 04/25/18 (01/25/16)[7,9]	8,110	31
Series 2004-49, Class SQ, 6.628%, 07/25/34 (01/25/16)[9]	212,199	40,343
Series 2004-51, Class SX, 6.698%, 07/25/34 (01/25/16)[9]	323,772	73,486
Series 2004-64, Class SW, 6.628%, 08/25/34 (01/25/16)[9]	899,674	183,465
Series 2004-66, Class SE, 6.078%, 09/25/34 (01/25/16)[9]	145,237	26,169
Series 2005-5, Class SD, 6.278%, 01/25/35 (01/25/16)[9]	251,668	42,022
Series 2005-12, Class SC, 6.328%, 03/25/35 (01/25/16)[9]	331,786	64,288
Series 2005-45, Class SR, 6.298%, 06/25/35 (01/25/16)[9]	762,013	141,655
Series 2005-65, Class KI, 6.578%, 08/25/35 (01/25/16)[9]	1,788,623	339,942
Series 2005-66, Class GS, 6.428%, 07/25/20 (01/25/16)[9]	116,028	9,752
Series 2006-3, Class SA, 5.728%, 03/25/36 (01/25/16)[9]	347,068	57,376
Series 2007-75, Class JI, 6.123%, 08/25/37 (01/25/16)[9]	179,800	31,268
Series 2007-85, Class SI, 6.038%, 09/25/37 (01/25/16)[9]	365,455	68,600
Series 2008-86, Class IO, 4.500%, 03/25/23	495,024	19,638
Series 2008-87, Class AS, 7.228%, 07/25/33 (01/25/16)[9]	1,071,447	240,279
Series 2010-37, Class GI, 5.000%, 04/25/25	552,318	19,197
Series 2010-65, Class IO, 5.000%, 09/25/20	868,809	54,942
Series 2010-68, Class SJ, 6.128%, 07/25/40 (01/25/16)[9]	391,838	79,142
Series 2010-105, Class IO, 5.000%, 08/25/20	452,771	31,265
Series 2010-121, Class IO, 5.000%, 10/25/25	323,912	17,329
Series 2011-69, Class AI, 5.000%, 05/25/18	728,283	26,559
Series 2011-88, Class WI, 3.500%, 09/25/26	1,039,364	111,034
Series 2011-124, Class IC, 3.500%, 09/25/21	1,482,196	84,652
Series 2012-126, Class SJ, 4.578%, 11/25/42 (01/25/16)[9]	4,810,122	723,672
GNMA,
Series 2011-32, Class KS, 11.411%, 06/16/34 (01/16/16)[9]	636,747	94,440
Series 2011-94, Class IS, 6.356%, 06/16/36 (01/16/16)[9]	540,823	70,534
Series 2011-146, Class EI, 5.000%, 11/16/41	343,812	85,020
Series 2011-157, Class SG, 6.198%, 12/20/41 (01/20/16)[9]	1,285,946	284,414
Series 2011-167, Class IO, 5.000%, 12/16/20	1,439,790	71,769
Series 2012-34, Class KS, 5.706%, 03/16/42 (01/16/16)[9]	3,227,437	670,457
Series 2012-69, Class QI, 4.000%, 03/16/41	1,546,721	257,441
Series 2012-96, Class IC, 3.000%, 08/20/27	920,731	97,178
Series 2012-101, Class AI, 3.500%, 08/20/27	671,615	81,255
Series 2012-103, Class IB, 3.500%, 04/20/40	1,106,585	132,320
Total Interest Only Strips		6,008,045

The accompanying notes are an integral part of these financial statements.

AMG Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
U.S. Government Obligations—3.2%
U.S. Treasury Inflation Indexed Bonds,
0.375%, 07/15/23	$8,993,600	$8,785,857
2.375%, 01/15/27[10]	3,219,680	3,722,044
Total U.S. Government Obligations		12,507,901
Total U.S. Government and Agency Obligations (cost $309,741,773)		315,327,654
Short-Term Investments—14.0%
U.S. Government and Agency Discount Notes—11.4%
FHLMC, 0.30%, 01/22/16[13]	2,600,000	2,599,805
FHLMC, 0.49%, 04/04/16[10,13]	10,000,000	9,991,150
FHLMC, 0.52%, 05/02/16[13]	7,000,000	6,990,284
FHLMC, 0.54%, 04/07/16[13]	15,000,000	14,986,290
FNMA, 0.27%, 04/20/16[13]	3,000,000	2,996,880
FNMA, 0.39%, 05/11/16[13]	5,000,000	4,992,535
FNMA, 0.39%, 05/18/16[13]	2,500,000	2,496,062
Total U.S. Government and Agency Discount Notes		45,053,006
U.S. Treasury Bills—0.3%
U. S. Treasury Bills, 0.46%, 06/23/16[13,14]	1,030,000	1,027,710

	Shares
Other Investment Companies—2.3%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.26%	9,190,210	9,190,210
Total Short-Term Investments (cost $55,277,425)		55,270,926
Total Investments—105.1% (cost $410,489,428)		415,460,906
Other Assets, less Liabilities—(5.1)%		(20,154,651)
Net Assets—100.0%		$395,306,255

The accompanying notes are an integral part of these financial statements.

Note to Schedules of Portfolio Investments

The following footnotes should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2015, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax were as follows:

Fund	Cost	Appreciation	Depreciation	Net
AMG Chicago Equity Partners Balanced Fund	$158,508,788	$5,645,729	$(3,512,878)	$2,132,851
AMG Chicago Equity Partners Small Cap Value Fund	13,434,296	515,697	(713,897)	(198,200)
AMG Managers High Yield Fund	34,470,673	260,731	(4,010,508)	(3,749,777)
AMG Managers Intermediate Duration Government Fund	291,240,991	3,085,239	(1,468,989)	1,616,250
AMG Managers Short Duration Government Fund	410,504,963	6,214,809	(1,258,866)	4,955,943

*	Non-income producing security.

#	Rounds to less than 0.1%.

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2015, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
AMG Managers High Yield Fund	$11,074,251	37.6%
AMG Managers Intermediate Duration Government Fund	12,064,500	6.3%
AMG Managers Short Duration Government Fund	21,247,693	5.4%

(b)	Step Bond: A debt instrument with either deferred interest or an interest rate that resets at specific times during its term.

[1]	Some or all of these shares were out on loan to various brokers as of December 31, 2015, amounting to the following:

Fund	Market Value	% of Net Assets
AMG Chicago Equity Partners Balanced Fund	$2,123,769	1.4%
AMG Chicago Equity Partners Small Cap Value Fund	419,919	3.3%
AMG Managers High Yield Fund	1,580,119	5.4%

[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.

[3]	Yield shown represents the December 31, 2015, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[4]	Variable Rate Security: The rate listed is as of December 31, 2015 and is periodically reset subject to terms and conditions set forth in the debenture.
[5]	Perpetuity Bond. The date shown is the final call date.

[6]	Payment-in-Kind Security: The security may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

[7]	Illiquid Security: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded and would be difficult to sell in a timely sale. The Funds may not invest more than 15% of their net assets in illiquid securities. Illiquid securities market value at December 31, 2015, amounted to the following:

Fund	Market Value	% of Net Assets
AMG Managers High Yield	$314,765	1.1%
AMG Managers Intermediate Duration Government Fund	432,726	0.2%
AMG Managers Short Duration Government Fund	269,624	0.1%

[8]	Security is in default. Issuer has failed to make a timely payment of either principal or interest or has failed to comply with some provision of the bond indenture.

[9]	Floating Rate Security: The rate listed is as of December 31, 2015. Date in parentheses represents the security’s next coupon rate reset.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

[10]	Some or all of these securities are segregated as collateral for delayed delivery agreements. At December 31, 2015, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
AMG Managers Intermediate Duration Government Fund	$101,078,496	52.6%
AMG Managers Short Duration Government Fund	30,843,052	7.8%

[11]	All or part of the security is delayed delivery transactions. The market value of delayed delivery securities at December 31, 2015, amounted to the following:

Fund	Market Value	% of Net Assets
AMG Managers Intermediate Duration Government Fund	$101,078,496	52.6%
AMG Managers Short Duration Government Fund	20,364,453	5.2%

[12]	TBA Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

[13]	Represents yield to maturity at December 31, 2015.

[14]	Some or all of this security is held with brokers as collateral for futures contracts. The collateral market value at December 31, 2015, amounted to the following:

Fund	Market Value	% of Net Assets
AMG Managers Intermediate Duration Government Fund	$89,800	0.0	%#
AMG Managers Short Duration Government Fund	1,027,710	0.3%

The following tables summarize the inputs used to value the Funds’ investments by the fair value hierarchy levels as of December 31, 2015: (See Note 1(a) in the Notes to the Financial Statements.)

	Quoted Prices in Active Markets	Significant Other	Significant
	for Identical Investments	Observable Inputs	Unobservable Inputs
	Level 1	Level 2	Level 3	Total
AMG Chicago Equity Partners Balanced Fund
Investments in Securities
Common Stocks†	$99,992,253	—	—	$99,992,253
Corporate Bonds and Notes††	—	$3,506,363	—	3,506,363
U.S. Government and Agency Obligations††	—	51,725,278	—	51,725,278
Short-Term Investments
Repurchase Agreements	—	2,205,649	—	2,205,649
Other Investment Companies	3,212,096	—	—	3,212,096

Total Investments in Securities	$103,204,349	$57,437,290	—	$160,641,639

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets	Significant Other	Significant
	for Identical Investments	Observable Inputs	Unobservable Inputs
	Level 1	Level 2	Level 3	Total
AMG Chicago Equity Partners Small Cap Value Fund
Investments in Securities
Common Stocks†	$12,671,792	—	—	$12,671,792
Short-Term Investments
Repurchase Agreements	—	$438,158	—	438,158
Other Investment Companies	126,146	—	—	126,146

Total Investments in Securities	$12,797,938	$438,158	—	$13,236,096

	Quoted Prices in Active Markets	Significant Other	Significant
	for Identical Investments	Observable Inputs	Unobservable Inputs
	Level 1	Level 2	Level 3	Total
AMG Managers High Yield Fund
Investments in Securities
Corporate Bonds and Notes
Industrials	—	$24,882,039	$170,713	$25,052,752
Financials	—	1,852,261	—	1,852,261
Utilities	—	331,209	—	331,209
Floating Rate Senior Loan Interests	—	574,935	700,083	1,275,018
Common Stocks
Industrials	—	—	81,252	81,252
Short-Term Investments
Repurchase Agreements	—	1,652,196	—	1,652,196
Other Investment Companies	$476,208	—	—	476,208

Total Investments in Securities	$476,208	$29,292,640	$952,048	$30,720,896

The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at December 31, 2015:

			Floating Rate
	Common	Corporate	Senior Loan
AMG Managers High Yield Fund	Stock	Bond	Interests*	Total
Balance as of December 31, 2014	—	—	$274,666	$274,666
Accrued discounts (premiums)	—	$337	1,245	1,582
Realized gain (loss)	—	—	831	831
Change in unrealized appreciation (depreciation)	$23,236	2,418	(70,401)	(44,747)
Purchases	58,016	167,280	163,805	389,101
Sales	—	(44)	(18,777)	(18,821)
Transfers in to Level 3	—	722	425,626	426,348
Transfers out of Level 3	—	—	(76,912)	(76,912)
Balance as of December 31, 2015	$81,252	$170,713	$700,083	$952,048
Net change in unrealized appreciation/depreciation on investments still held at December 31, 2015	$23,236	$2,418	$(70,401)	$(44,747)

*	The Fund transferred certain investments into Level 3 due to decreased liquidity and decreased visibility into pricing inputs of the third party pricing vendor.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

The following table summarizes the quantitative inputs and assumptions used for items categorized in level 3 of the fair value hierarchy as of December 31, 2015. The table below is not intended to be all-inclusive, but rather provides information on the significant level 3 inputs as they relate to the Fund’s fair value measurements:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value as of	Valuation	Unobservable
	September 30, 2015	Technique(s)	Inputs	Range	Average
AMG Managers High Yield Fund
Common Stocks	$81,252	Enterprise Value	EV Multiple, Discount	7.4-8.4	7.9
Corporate Bonds	170,280	Enterprise Value	EV Multiple, Discount	7.4-8.4	7.9
Corporate Bonds	433	Broker Quote	Price	n/a	n/a
Floating Rate Senior Loan Interests	700,083	Unadjusted Price from Third Party	Price	n/a	n/a

Total	$952,048

	Quoted Prices in Active Markets	Significant Other	Significant
	for Identical Investments	Observable Inputs	Unobservable Inputs
	Level 1	Level 2	Level 3	Total
AMG Managers Intermediate Duration Government Fund
Investments in Securities
Asset-Backed Securities	—	$11,648,454	—	$11,648,454
Mortgage-Backed Securities	—	12,945,974	—	12,945,974
U.S. Government and Agency Obligations††	—	227,123,841	—	227,123,841
Short-Term Investments
U.S. Treasury Bills	—	89,800	—	89,800
Other Investment Companies	$41,049,172	—	—	41,049,172

Total Investments in Securities	$41,049,172	$251,808,069	—	$292,857,241

TBA Sale Commitments	—	$(30,746,253)	—	$(30,746,253)

Financial Derivative Instruments-Assets†††
Interest Rate Contracts	$4,382	—	—	$4,382

Financial Derivative Instruments-Liabilities†††
Interest Rate Contracts	(18,402)	—	—	(18,402)

Total Financial Derivative Instruments	$(14,020)	—	—	$(14,020)

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets	Significant Other	Significant
	for Identical Investments	Observable Inputs	Unobservable Inputs
	Level 1	Level 2	Level 3	Total
AMG Managers Short Duration Government Fund
Investments in Securities
Asset-Backed Securities	—	$36,065,196	—	$36,065,196
Mortgage-Backed Securities	—	8,797,130	—	8,797,130
U.S. Government and Agency Obligations††	—	315,327,654	—	315,327,654
Short-Term Investments
U.S. Government and Agency Discount Notes	—	45,053,006	—	45,053,006
U.S. Treasury Bills	—	1,027,710	—	1,027,710
Other Investment Companies	$9,190,210	—	—	9,190,210

Total Investments in Securities	$9,190,210	$406,270,696	—	$415,460,906

Financial Derivative Instruments-Assets†††
Interest Rate Contracts	$73,551	—	—	$73,551

Financial Derivative Instruments-Liabilities†††
Interest Rate Contracts	(53,854)	—	—	(53,854)

Total Financial Derivative Instruments	$19,697	—	—	$19,697

†	All common stocks held in the Funds are Level 1 securities. For a detailed breakout of the common stocks, please refer to the respective Schedule of Portfolio Investments.
††	All corporate bonds and notes and U.S. government and agency obligations held in the Funds are Level 2 securities. For a detailed breakout of the corporate bonds and notes and U.S. government and agency obligations; by major industry or agency classification, please refer to the respective Schedule of Portfolio Investments.
†††	Derivative instruments, such as futures contracts, are not reflected in the Schedule of Portfolio Investments and are valued at the unrealized appreciation/depreciation of the instrument.

As of December 31, 2015, the Funds had no significant transfers between Levels 1 and 2 from the beginning of the reporting period.

The following schedule shows the value of derivative instruments at December 31, 2015:

		Asset Derivatives		Liability Derivatives
	Derivatives not accounted	Statement of Assets and		Statement of Assets and
Fund	for as hedging instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value
AMG Managers Intermediate Duration Government Fund
	Interest rate contracts	Receivable for variation margin[1]	$3,484	Payable for variation margin[1]	$15,516

		Asset Derivatives		Liability Derivatives
	Derivatives not accounted	Statement of Assets and		Statement of Assets and
Fund	for as hedging instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value
AMG Managers Short Duration Government Fund
	Interest rate contracts	Receivable for variation margin[1]	—	Payable for variation margin[1]	$117,516

[1]	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/ (depreciation) for AMG Managers Intermediate Duration Government Fund and AMG Managers Short Duration Government Fund of $(14,020) and $19,697, respectively, as reported in the Notes to Schedule of Portfolio Investments.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

For the year ended December 31, 2015, the effect of derivative instruments on the Statement of Operations for the Funds and the amount of realized gain/(loss) and change in unrealized gain (loss) on derivatives recognized in income were as follows:

		Realized Gain (Loss)		Change in Unrealized Gain (Loss)
	Derivatives not accounted	Statement of Operations	Realized	Statement of Operations	Change in Unrealized
Fund	for as hedging instruments	Location	Gain/(Loss)	Location	Gain/(Loss)
AMG Managers Intermediate Duration Government Fund
	Interest rate contracts	Net realized loss on futures contracts	$(205,712)	Net change in unrealized appreciation- (depreciation) of futures contracts	$15,439

		Realized Gain (Loss)		Change in Unrealized Gain (Loss)
	Derivatives not accounted	Statement of Operations	Realized	Statement of Operations	Change in Unrealized
Fund	for as hedging instruments	Location	Gain/(Loss)	Location	Gain/(Loss)
AMG Managers Short Duration Government Fund
	Interest rate contracts futures contracts	Net realized loss on	$(1,360,083)	Net change in unrealized appreciation- (depreciation) of futures contracts	$375,560

At December 31, 2015, the following Fund had TBA forward sale commitments:

(See Note 1(i) in the Notes to Financial Statements.)

AMG Managers Intermediate Duration Government Fund

	Principal	Settlement	Current
Security	Amount	Date	Liability	Proceeds
FNMA, 3.500%, TBA 30 years	$6,900,000	01/13/16	$7,118,890	$(7,118,859)
FNMA, 4.500%, TBA 30 years	1,050,000	01/13/16	1,133,869	(1,132,195)
GNMA, 3.500%, TBA 30 years	16,180,000	01/21/16	16,867,019	(16,794,456)
GNMA, 4.000%, TBA 30 years	1,600,000	01/21/16	1,697,249	(1,689,750)
GNMA, 4.000%, TBA 30 years	3,700,000	01/21/16	3,929,226	(3,921,938)

		Totals	$30,746,253	$(30,657,198)

At December 31, 2015, the following Funds had open futures contracts:

(See Note 8 in the Notes to Financial Statements.)

AMG Managers Intermediate Duration Government Fund

Type	Number of Contracts	Position	Expiration Date	Unrealized Gain/(Loss)
2-Year U.S. Treasury Note	3	Short	04/05/16	$883
5-Year Interest Rate Swap	23	Short	03/16/16	1,286
5-Year U.S. Treasury Note	2	Short	04/05/16	526
10-Year Interest Rate Swap	34	Short	03/16/16	(16,554)
10-Year U.S. Treasury Note	5	Long	03/31/16	(1,848)
Ultra U.S. Treasury Bond	2	Long	03/31/16	1,687

			Total	$(14,020)

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

AMG Managers Short Duration Government Fund

Type	Number of Contracts	Position	Expiration Date	Unrealized Gain/(Loss)
2-Year U.S. Treasury Note	119	Short	04/05/16	$35,031
5-Year Interest Rate Swap	424	Short	03/16/16	26,161
5-Year U.S. Treasury Note	9	Short	04/05/16	2,368
10-Year Interest Rate Swap	65	Short	03/16/16	(31,647)
10-Year U.S. Treasury Note	28	Short	03/31/16	9,991
Ultra U.S. Treasury Bond	26	Short	03/31/16	(22,207)

			Total	$19,697

INVESTMENTS DEFINITIONS AND ABBREVIATIONS:

FHLMC:	Federal Home Loan Mortgage Corporation
FNMA:	Federal National Mortgage Association
GNMA:	Government National Mortgage Association
GSMPS:	Goldman Sachs Mortgage Participation Securities
GSR:	Goldman Sachs REMIC
IO:	Interest Only

LB-UBS:	Lehman Brothers-Union Bank of Switzerland
MTN:	Medium-Term Notes
PIK:	Payment-in-Kind
PLC:	Public Limited Company
REIT:	Real Estate Investment Trust
REMICS:	Real Estate Mortgage Investment Conduits
TBA:	To Be Announced

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

December 31, 2015

		AMG
	AMG	Chicago Equity
	Chicago Equity	Partners	AMG Managers
	Partners	Small Cap Value	High Yield
	Balanced Fund	Fund	Fund
Assets:
Investments at value* (including securities on loan valued at $2,123,769, $419,919 and $1,580,119, respectively)	$160,641,639	$13,236,096	$30,720,896
Receivable for Fund shares sold	1,774,818	2,063	18,906
Receivable for investments sold	833,028	21,170	—
Dividends, interest and other receivables	304,924	21,601	549,810
Receivable from affiliate	48,176	11,147	16,415
Prepaid expenses	21,253	24,084	16,266
Total assets	163,623,838	13,316,161	31,322,293
Liabilities:
Payable for investments purchased	2,382,667	66,081	—
Payable upon return of securities loaned	2,205,649	438,158	1,652,196
Payable for Fund shares repurchased	1,842,933	12,521	108,913
Payable to affiliate	—	47,346	—
Accrued expenses:
Investment advisory and management fees	90,711	6,861	17,792
Administrative fees	25,918	2,766	5,084
Distribution fees—Investor Class	19,377	3	5,834
Shareholder servicing fees—Investor Class	—	2	—
Shareholder servicing fees—Service Class	5,058	839	—
Trustees fees and expenses	82	6	29
Other	68,420	31,394	88,009
Total liabilities	6,640,815	605,977	1,877,857
Net Assets	$156,983,023	$12,710,184	$29,444,436
Net Assets Represent:
Paid-in capital	$155,449,478	$13,906,227	$35,247,267
(Distributions in excess of) undistributed net investment income	(11,114)	—	24,681
Accumulated net realized loss from investments	(974,948)	(1,002,710)	(2,163,805)
Net unrealized appreciation (depreciation) of investments	2,519,607	(193,333)	(3,663,707)
Net Assets	$156,983,023	$12,710,184	$29,444,436
* Investments at cost	$158,122,032	$13,429,429	$34,384,603

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilitiess (continued)

		AMG
	AMG	Chicago Equity	AMG
	Chicago Equity	Partners	Managers
	Partners	Small Cap Value	High Yield
	Balanced Fund	Fund	Fund
Investor Class Shares:
Net Assets	$94,476,153	$16,254	$27,020,168
Shares outstanding	6,333,138	1,731	3,824,295
Net asset value, offering and redemption price per share	$14.92	$9.39	$7.07
Service Class Shares:
Net Assets	$60,797,788	$11,084,657	n/a
Shares outstanding	4,039,287	1,185,670	n/a
Net asset value, offering and redemption price per share	$15.05	$9.35	n/a
Institutional Class Shares:
Net Assets	$1,709,082	$1,609,273	$2,424,268
Shares outstanding	113,576	172,077	339,517
Net asset value, offering and redemption price per share	$15.05	$9.35	$7.14

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG Managers
	Intermediate	AMG Managers
	Duration	Short Duration
	Government Fund	Government Fund
Assets:
Investments at value*	$292,857,241	$415,460,906
Receivable for delayed delivery investments sold	84,070,114	—
Receivable for paydowns	35,688	221,731
Dividends, interest and other receivables	635,151	1,129,885
Receivable for Fund shares sold	394,349	5,549,567
Cash collateral	—	252,000
Receivable from affiliate	19,471	—
Receivable for variation margin	3,484	—
Prepaid expenses	9,651	10,883
Total assets	378,025,149	422,624,972
Liabilities:
Payable for delayed delivery investments purchased	154,475,535	20,457,884
TBA sale commitments at value (proceeds receivable of $30,657,198 and $0,respectively)	30,746,253	—
Payable for Fund shares repurchased	464,005	6,384,176
Payable for variation margin	15,516	117,516
Payable for investments purchased	4,467	—
Accrued expenses:
Investment advisory and management fees	114,802	235,151
Shareholder servicing fees	16,400	340
Trustees fees and expenses	136	409
Other	148,559	123,241
Total liabilities	185,985,673	27,318,717
Net Assets	$192,039,476	$395,306,255
Net Assets Represent:
Paid-in capital	$192,887,451	$399,176,782
Undistributed net investment income	165,617	324,504
Accumulated net realized loss from investments and futures contracts	(2,540,465)	(9,186,206)
Net unrealized appreciation of investments and futures contracts	1,526,873	4,991,175
Net Assets	$192,039,476	$395,306,255
Shares outstanding	17,771,959	41,087,189
Net asset value, offering and redemption price per share	$10.81	$9.62
* Investments at cost	$291,227,293	$410,489,428

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the year ended December 31, 2015

		AMG
	AMG	Chicago Equity	AMG	AMG Managers
	Chicago Equity	Partners	Managers	Intermediate	AMG Managers
	Partners	Small Cap Value	High Yield	Duration	Short Duration
	Balanced Fund	Fund*	Fund	Government Fund	Government Fund
Investment Income:
Dividend income	$1,032,191 [1]	$195,761 [2]	$588	$53,923	$15,140
Interest income	617,327	—	2,265,980	3,496,435	3,916,506
Securities lending income	15,990	5,192	17,360	—	—
Foreign withholding tax	(9)	(22)	—	—	—
Total investment income	1,665,499	200,931	2,283,928	3,550,358	3,931,646
Expenses:
Investment advisory and management fees	678,609	63,364	243,906	1,325,791	2,662,834
Administrative fees	193,888	25,551	69,687	—	—
Distribution fees—Investor Class	154,319	544	79,604	—	—
Shareholder servicing fees—Investor Class	—	326	—	—	—
Shareholder servicing fees—Service Class	28,730	9,055	—	—	—
Shareholder servicing fees	—	—	—	189,399	3,676
Custodian fees	61,154	9,445	66,593	71,236	103,330
Registration fees	56,446	54,420	31,072	23,058	26,907
Professional fees	44,275	25,157	57,726	63,276	76,736
Reports to shareholders	16,098	12,125	13,449	37,836	71,749
Transfer agent fees	12,511	4,890	13,361	19,023	18,203
Trustees fees and expenses	5,126	406	2,141	11,126	22,182
Miscellaneous	2,794	1,828	1,344	3,704	4,293
Total expenses before offsets/reductions	1,253,950	207,111	578,883	1,744,449	2,989,910
Expense reimbursements	(256,154)	(100,095)	(185,686)	(58,801)	—
Expense reductions	(13,795)	(3,877)	—	—	—
Fee waivers	—	—	—	(13,520)	—
Net expenses	984,001	103,139	393,197	1,672,128	2,989,910
Net investment income	681,498	97,792	1,890,731	1,878,230	941,736
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	2,473,703	(999,755)	(45,820)	1,843,016	497,541
Net realized loss on futures contracts	—	—	—	(205,712)	(1,360,083)
Net change in unrealized appreciation (depreciation) of investments	(1,434,299)	(193,333)	(3,262,411)	(1,618,789)	(992,062)
Net change in unrealized appreciation (depreciation) of futures contracts	—	—	—	15,439	375,560
Net realized and unrealized gain (loss)	1,039,404	(1,193,088)	(3,308,231)	33,954	(1,479,044)
Net increase (decrease) in net assets resulting from operations	$1,720,902	$(1,095,296)	$(1,417,500)	$1,912,184	$(537,308)

*	Commencement of operations was on January 2, 2015.
[1]	Includes non-recurring dividends of $ 64,131.
[2]	Includes non-recurring dividends of $ 11,502.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the years ended December 31,

			AMG Chicago
			Equity	AMG Managers High
	AMG Chicago Equity		Small Cap Value	Yield
	Partners Balanced Fund		Fund*	Fund
	2015	2014	2015	2015	2014
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$681,498	$445,430	$97,792	$1,890,731	$1,942,264
Net realized gain (loss) on investments	2,473,703	5,348,407	(999,755)	(45,820)	463,758
Net change in unrealized appreciation (depreciation) of investments	(1,434,299)	(680,658)	(193,333)	(3,262,411)	(1,737,634)
Net increase (decrease) in net assets resulting from operations	1,720,902	5,113,179	(1,095,296)	(1,417,500)	668,388
Distributions to Shareholders:
From net investment income:
Investor Class	(520,943)	(255,532)	—	(1,716,173)	(1,776,356)
Service Class	(326,230)	(67,831)	(87,485)	—	—
Institutional Class	(45,707)	(108,580)	(14,054)	(169,087)	(166,982)
From net realized gain on investments:
Investor Class	(2,381,784)	(3,590,785)	—	—	—
Service Class	(1,556,354)	(810,554)	—	—	—
Institutional Class	(43,342)	(1,055,585)	—	—	—
Total distributions to shareholders	(4,874,360)	(5,888,867)	(101,539)	(1,885,260)	(1,943,338)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	91,503,363	23,554,155	13,907,019	(5,092,769)	4,598,297
Total increase (decrease) in net assets	88,349,905	22,778,467	12,710,184	(8,395,529)	3,323,347
Net Assets:
Beginning of year	68,633,118	45,854,651	—	37,839,965	34,516,618
End of year	$156,983,023	$68,633,118	$12,710,184	$29,444,436	$37,839,965
End of year (distributions in excess of) undistributed net investment income	$(11,114)	$7,856	—	$24,681	$7,556

*	Commencement of operations was on January 2, 2015.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets (continued)

For the years ended December 31,

	AMG Managers Intermediate Duration		AMG Managers Short Duration
	Government Fund		Government Fund
	2015	2014	2015	2014
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$1,878,230	$2,189,952	$941,736	$1,950,075
Net realized gain (loss) on investments and futures contracts	1,637,304	4,637,953	(862,542)	(35,126)
Net change in unrealized appreciation (depreciation) of investments and futures contracts	(1,603,350)	2,287,316	(616,502)	418,867
Net increase (decrease) in net assets resulting from operations	1,912,184	9,115,221	(537,308)	2,333,816
Distributions to Shareholders:
From net investment income	(1,715,923)	(2,186,725)	(613,266)	(2,078,120)
From net realized gain on investments	(2,980,423)	(3,467,539)	—	—
Total distributions to shareholders	(4,696,346)	(5,654,264)	(613,266)	(2,078,120)
Capital Share Transactions:
Proceeds from sale of shares	80,828,756	63,567,920	247,057,885	160,549,746
Reinvestment of dividends and distributions	4,309,750	5,096,002	544,398	1,907,063
Cost of shares repurchased	(64,452,490)	(34,902,523)	(236,391,813)	(199,954,281)
Net increase (decrease) from capital share transactions	20,686,016	33,761,399	11,210,470	(37,497,472)
Total increase (decrease) in net assets	17,901,854	37,222,356	10,059,896	(37,241,776)
Net Assets:
Beginning of year	174,137,622	136,915,266	385,246,359	422,488,135
End of year	$192,039,476	$174,137,622	$395,306,255	$385,246,359
End of year undistributed net investment income	$165,617	$3,101	$324,504	—

Share Transactions:
Sale of shares	7,332,604	5,754,077	25,577,569	16,610,106
Reinvested shares from dividends and distributions	396,581	465,823	56,336	197,427
Shares repurchased	(5,851,649)	(3,191,247)	(24,480,608)	(20,694,738)
Net increase (decrease) in shares	1,877,536	3,028,653	1,153,297	(3,887,205)

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Balanced Fund

Financial Highlights

For a share outstanding throughout each period

	For the years ended December 31,
Investor Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$15.09	$15.13	$14.19	$13.70	$13.49
Income from Investment Operations:
Net investment income[1,2]	0.10 [17]	0.11	0.10 [4]	0.18	0.18
Net realized and unrealized gain on investments	0.23	1.37	2.33	1.16	0.69
Total income from investment operations	0.33	1.48	2.43	1.34	0.87
Less Distributions to Shareholders from:
Net investment income	(0.11)	(0.11)	(0.09)	(0.17)	(0.18)
Net realized gain on investments	(0.39)	(1.41)	(1.40)	(0.68)	(0.48)
Total distributions to shareholders	(0.50)	(1.52)	(1.49)	(0.85)	(0.66)
Net Asset Value, End of Year	$14.92	$15.09	$15.13	$14.19	$13.70
Total Return[1]	2.19%	9.69%	17.14%	9.86%	6.45%
Ratio of net expenses to average net assets (with offsets/reductions)	1.08%	1.07%	1.10%[5]	1.17%[6,7]	1.24%
Ratio of expenses to average net assets (with offsets)	1.09%	1.09%	1.11%[5]	1.18%[6]	1.25%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.36%	1.40%	1.55%[5]	1.52%[6]	1.70%
Ratio of net investment income to average net assets[1]	0.64%	0.70%	0.62%[5]	1.21%[6]	1.27%
Portfolio turnover	105%	92%	90%	110%	94%
Net assets at end of year (000’s omitted)	$94,476	$41,751	$33,151	$26,047	$17,519

				For the period ended
	For the years ended			December 1, 2012
	December 31,			through
Service Class	2015	2014	2013	December 31, 2012*
Net Asset Value, Beginning of Period	$15.23	$15.26	$14.30	$15.11
Income from Investment Operations:
Net investment income[1,2]	0.12 [17]	0.15	0.13 [4]	0.02
Net realized and unrealized gain (loss) on investments	0.23	1.37	2.36	(0.08)
Total income (loss) from investment operations	0.35	1.52	2.49	(0.06)
Less Distributions to Shareholders from:
Net investment income	(0.14)	(0.13)	(0.12)	(0.06)
Net realized gain on investments	(0.39)	(1.42)	(1.41)	(0.69)
Total distributions to shareholders	(0.53)	(1.55)	(1.53)	(0.75)
Net Asset Value, End of Period	$15.05	$15.23	$15.26	$14.30
Total Return[1]	2.29%	9.93%	17.45%[8]	(0.36)%[8,15]
Ratio of net expenses to average net assets (with offsets/reductions)	0.93%	0.86%	0.92%[5]	0.82%[6,16]
Ratio of expenses to average net assets (with offsets)	0.94%	0.88%	0.93%[5]	0.83%[6,16]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.21%	1.20%	1.39%[5]	1.62%[6,16]
Ratio of net investment income to average net assets[1]	0.80%	0.91%	0.83%[5]	1.90%[6,16]
Portfolio turnover	105%	92%	90%	110%[15]
Net assets at end of period (000’s omitted)	$60,798	$14,481	$1,581	$9

AMG Chicago Equity Partners Balanced Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Institutional Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$15.22	$15.26	$14.31	$13.82	$13.60
Income from Investment Operations:
Net investment income[1,2]	0.14 [17]	0.15	0.14 [4]	0.21	0.21
Net realized and unrealized gain on investments	0.23	1.38	2.35	1.18	0.71
Total income from investment operations	0.37	1.53	2.49	1.39	0.92
Less Distributions to Shareholders from:
Net investment income	(0.15)	(0.15)	(0.13)	(0.21)	(0.22)
Net realized gain on investments	(0.39)	(1.42)	(1.41)	(0.69)	(0.48)
Total distributions to shareholders	(0.54)	(1.57)	(1.54)	(0.90)	(0.70)
Net Asset Value, End of Year	$15.05	$15.22	$15.26	$14.31	$13.82
Total Return[1]	2.44%	9.97%	17.45%	10.09%	6.77%
Ratio of net expenses to average net assets (with offsets/reductions)	0.83%	0.82%	0.85%[5]	0.92%[6,7]	0.99%
Ratio of expenses to average net assets (with offsets)	0.84%	0.84%	0.86%[5]	0.93%[6]	1.00%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.09%	1.15%	1.30%[5]	1.27%[6]	1.45%
Ratio of net investment income to average net assets[1]	0.89%	0.95%	0.88%[5]	1.46%[6]	1.52%
Portfolio turnover	105%	92%	90%	110%	94%
Net assets at end of year (000’s omitted)	$1,709	$12,401	$11,122	$9,601	$8,885

AMG Chicago Equity Partners Small Cap Value Fund

Financial Highlights

For a share outstanding throughout each period

For the period ended
Investor Class	December 31, 2015**
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss[1,2]	(0.08)[17]
Net realized and unrealized loss on investments	(0.53)
Total loss from investment operations	(0.61)
Net Asset Value, End of Period	$9.39
Total Return[1]	(6.10)%[15]
Ratio of net expenses to average net assets (with offsets/reductions)	1.32%[16]
Ratio of expenses to average net assets (with offsets)	1.35%[16]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	2.34%[16]
Ratio of net investment loss to average net assets[1]	(0.77)%[16]
Portfolio turnover	138%[15]
Net assets at end of period (000’s omitted)	$16

For the period ended
Service Class	December 31, 2015**
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.10 [17]
Net realized and unrealized loss on investments	(0.68)
Total loss from investment operations	(0.58)
Less Distributions to Shareholders from:
Net investment income	(0.07)
Net Asset Value, End of Period	$9.35
Total Return[1]	(5.77)%[15]
Ratio of net expenses to average net assets (with offsets/reductions)	1.03%[16]
Ratio of expenses to average net assets (with offsets)	1.06%[16]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.85%[16]
Ratio of net investment income to average net assets[1]	0.98%[16]
Portfolio turnover	138%[15]
Net assets at end of period (000’s omitted)	$11,085

AMG Chicago Equity Partners Small Cap Value Fund

Financial Highlights

For a share outstanding throughout each period

For the period ended
Institutional Class	December 31, 2015**
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.11 [17]
Net realized and unrealized loss on investments	(0.68)
Total loss from investment operations	(0.57)
Less Distributions to Shareholders from:
Net investment income	(0.08)
Net Asset Value, End of Period	$9.35
Total Return[1]	(5.69)%[15]
Ratio of net expenses to average net assets (with offsets/reductions)	0.92%[16]
Ratio of expenses to average net assets (with offsets)	0.95%[16]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	3.06%[16]
Ratio of net investment income to average net assets[1]	1.07%[16]
Portfolio turnover	138%[15]
Net assets at end of period (000’s omitted)	$1,609

AMG Managers High Yield Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Investor Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$7.84	$8.09	$8.07	$7.51	$7.74
Income from Investment Operations:
Net investment income[1,2]	0.42	0.42	0.47	0.54	0.56
Net realized and unrealized gain (loss) on investments	(0.77)	(0.26)	0.02	0.56	(0.22)
Total income (loss) from investment operations	(0.35)	0.16	0.49	1.10	0.34
Less Distributions to Shareholders from:
Net investment income	(0.42)	(0.41)	(0.47)	(0.54)	(0.57)
Net Asset Value, End of Year	$7.07	$7.84	$8.09	$8.07	$7.51
Total Return[1]	(4.77)%	1.99%	6.21%[8]	15.12%[8]	4.54%
Ratio of net expenses to average net assets (with offsets/reductions)	1.15%	1.15%	1.17%[9]	1.15%[10]	1.15%
Ratio of expenses to average net assets (with offsets)	1.15%	1.15%	1.17%[9]	1.15%[10]	1.15%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.68%	1.67%	1.70%[9]	1.73%[10]	1.69%
Ratio of net investment income to average net assets[1]	5.41%	5.12%	5.76%[9]	6.87%[10]	7.35%
Portfolio turnover	42%	40%	39%	48%	48%
Net assets at end of year (000’s omitted)	$27,020	$34,709	$31,751	$30,817	$23,957

	For the years ended December 31,
Institutional Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$7.92	$8.18	$8.16	$7.59	$7.82
Income from Investment Operations:
Net investment income[1,2]	0.44	0.44	0.49	0.56	0.59
Net realized and unrealized gain (loss) on investments	(0.78)	(0.26)	0.02	0.58	(0.22)
Total income (loss) from investment operations	(0.34)	0.18	0.51	1.14	0.37
Less Distributions to Shareholders from:
Net investment income	(0.44)	(0.44)	(0.49)	(0.57)	(0.60)
Net Asset Value, End of Year	$7.14	$7.92	$8.18	$8.16	$7.59
Total Return[1]	(4.56)%	2.16%	6.47%	15.46%	4.83%
Ratio of net expenses to average net assets (with offsets/reductions)	0.90%	0.90%	0.92%[9]	0.90%[10]	0.90%
Ratio of expenses to average net assets (with offsets)	0.90%	0.90%	0.92%[9]	0.90%[10]	0.90%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.43%	1.42%	1.45%[9]	1.48%[10]	1.44%
Ratio of net investment income to average net assets[1]	5.65%	5.37%	6.01%[9]	7.12%[10]	7.60%
Portfolio turnover	42%	40%	39%	48%	48%
Net assets at end of year (000’s omitted)	$2,424	$3,131	$2,765	$2,538	$5,247

AMG Managers Intermediate Duration Government Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.96	$10.64	$10.98	$11.10	$11.01
Income from Investment Operations:
Net investment income[1]	0.11 [2]	0.17 [2]	0.18 [2]	0.20 [2]	0.30
Net realized and unrealized gain (loss) on investments	0.01	0.54	(0.32)	0.14	0.34
Total income (loss) from investment operations	0.12	0.71	(0.14)	0.34	0.64
Less Distributions to Shareholders from:
Net investment income	(0.10)	(0.17)	(0.18)	(0.20)	(0.30)
Net realized gain on investments	(0.17)	(0.22)	(0.02)	(0.26)	(0.25)
Total distributions to shareholders	(0.27)	(0.39)	(0.20)	(0.46)	(0.55)
Net Asset Value, End of Year	$10.81	$10.96	$10.64	$10.98	$11.10
Total Return[1]	1.09%[8]	6.73%[8]	(1.25)%[8]	3.15%[8]	5.88%[8]
Ratio of net expenses to average net assets (with offsets/reductions)	0.88%	0.89%	0.91%[11]	0.89%[12]	0.88%
Ratio of expenses to average net assets (with offsets)	0.88%	0.89%	0.91%[11]	0.89%[12]	0.88%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.92%	0.96%	0.94%[11]	0.92%[12]	0.94%
Ratio of net investment income to average net assets[1]	0.99%	1.54%	1.64%[11]	1.81%[12]	2.64%
Portfolio turnover	21%	11%	29%	21%	453%
Net assets at end of year (000’s omitted)	$192,039	$174,138	$136,915	$185,898	$178,087

AMG Managers Short Duration Government Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$9.65	$9.64	$9.65	$9.57	$9.58
Income from Investment Operations:
Net investment income[1]	0.02 [2]	0.05 [2]	0.03 [2]	0.08 [2]	0.09
Net realized and unrealized gain (loss) on investments	(0.03)	0.01	(0.01)	0.08	(0.01)
Total income (loss) from investment operations	(0.01)	0.06	0.02	0.16	0.08
Less Distributions to Shareholders from:
Net investment income	(0.02)	(0.05)	(0.03)	(0.08)	(0.09)
Net Asset Value, End of Year	$9.62	$9.65	$9.64	$9.65	$9.57
Total Return[1]	(0.15)%	0.60%	0.20%	1.64%	0.80%
Ratio of net expenses to average net assets (with offsets/reductions)	0.79%	0.80%	0.79%[13]	0.81%[14]	0.82%
Ratio of expenses to average net assets (with offsets)	0.79%	0.80%	0.79%[13]	0.81%[14]	0.82%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.79%	0.80%	0.79%[13]	0.81%[14]	0.82%
Ratio of net investment income to average net assets[1]	0.25%	0.47%	0.27%[13]	0.80%[14]	0.89%
Portfolio turnover	51%	41%	48%	49%	141%
Net assets at end of year (000’s omitted)	$395,306	$385,246	$422,488	$466,415	$393,014

Notes to Financial Highlights

*	Commencement of operations was December 1, 2012.
**	Commencement of operations was January 2, 2015.
[1]	Total returns and net investment income would have been lower had certain expenses not been offset.
[2]	Per share numbers have been calculated using average shares.
[3]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Notes 1(c) and 2 in the Notes to Financial Statements.)
[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.09, $0.12, and $0.13 for AMG Chicago Equity Partners Balanced Fund’s Investor Class, Service Class, and Institutional Class shares, respectively.
[5]	Includes non-routine extraordinary expenses amounting to 0.019%, 0.014% and 0.019% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[6]	Includes non-routine extraordinary expenses amounting to 0.005%, 0.005% and 0.004% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[7]	Effective July 1, 2012, the Fund’s expense cap was reduced to 0.84% from 1.00%. The expense ratio shown reflects the weighted average expense ratio for the full year ended December 31, 2012.
[8]	The total return is based on the Financial Statement Net Asset Values as shown in the Financial Highlights.
[9]	Includes non-routine extraordinary expenses amounting to 0.020% and 0.021% of average net assets for the Investor Class and Institutional Class, respectively.
[10]	Includes non-routine extraordinary expenses amounting to 0.005% and 0.004% of average net assets for the Investor Class and Institutional Class, respectively.
[11]	Includes non-routine extraordinary expenses amounting to 0.020% of average net assets.
[12]	Includes non-routine extraordinary expenses amounting to 0.004% of average net assets.
[13]	Includes non-routine extraordinary expenses amounting to 0.019% of average net assets.
[14]	Includes non-routine extraordinary expenses amounting to 0.005% of average net assets.
[15]	Not annualized.
[16]	Annualized.
[17]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.09, $0.11, and $0.13 for AMG Chicago Equity Partners Balanced Fund’s Investor Class, Service Class, and Institutional Class shares, respectively and net investment income (loss) per share would have been $(0.09), $0.09, and $0.10 for AMG Chicago Equity Partners Small Cap Value Fund’s Investor Class, Service Class, and Institutional Class share, respectively.

Notes to Financial Statements

December 31, 2015

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds and AMG Funds II (the “Trusts”) are open-end management investment companies, organized as a Massachusetts business trusts, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds: AMG Chicago Equity Partners Small Cap Value Fund (“Small Cap Value”) and AMG Funds II: AMG Chicago Equity Partners Balanced Fund (“Balanced”), AMG Managers High Yield Fund (“High Yield”), AMG Managers Intermediate Duration Government Fund (“Intermediate Duration”) and AMG Managers Short Duration Government Fund (“Short Duration”), each a “Fund” and collectively the “Funds.” High Yield will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 90 days of the purchase of those shares. For the year ended December 31, 2015, High Yield had redemption fees amounting to $4,518.

The Small Cap Value Fund had an inception date of December 31, 2014. The Fund’s commencement of operations was on January 2, 2015.

Balanced and Small Cap Value offer three classes of shares: Investor, Service and Institutional Class. High Yield offers two classes of shares: Investor and Institutional Class. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price or the mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that

80

Notes to Financial Statements (continued)

would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Funds’ own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Distributions received in excess of income including real estate investment trusts (REITs) are recorded as a reduction of the cost of the related investment and/or as a realized gain. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as an adjustment to realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of such Fund’s expenses. For the year ended December 31, 2015, the amount by which the Fund’s expenses were reduced and the impact on the expense ratios, if any, were as follows: Balanced—$13,795 or 0.01%, and Small Cap Value—$3,877 or 0.03%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custodian expenses that would otherwise be charged to each Fund. For the year ended December 31, 2015, the Funds’ custodian expense was not reduced.

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2015, the Funds did not incur overdraft fees.

81

Notes to Financial Statements (continued)

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The permanent differences are due to write-off of interest on certain defaulted bonds, and the treatment of certain sales or exchanges in corporate inversion transactions. Temporary differences are due to differing treatments for losses deferred due to tax regulations, wash sales, futures and tax straddles.

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 were as follows:

			Small Cap
	Balanced		Value	High Yield		Intermediate Duration		Short Duration
	2015	2014	2015	2015	2014	2015	2014	2015	2014
Distributions paid from:
Ordinary income	$891,722	$431,943	$101,539	$1,885,260	$1,943,338	$1,715,923	$2,186,725	$613,266	$1,950,075
Short-term capital gains	428,523	1,411,082	—	—	—	2,802,915	3,286,678	—	—
Long-term capital gains	3,554,115	4,045,842	—	—	—	177,508	180,861	—	—

Total	$4,874,360	$5,888,867	$101,539	$1,885,260	$1,943,338	$4,696,346	$5,654,264	$613,266	$1,950,075

As of December 31, 2015, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Balanced	Small Cap Value	High Yield	Intermediate Duration	Short Duration
Capital loss carryforward	—	$418,019	$1,914,719	—	$2,561,397
Undistributed ordinary income	—	—	24,681	$165,617	324,504
Undistributed short-term capital gains	—	—	—	3,504	—
Undistributed long-term capital gains	—	—	—	—	—
Late-year loss deferral	$(588,729)	(579,824)	(163,016)	—	—

e. FEDERAL TAXES

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2015 and all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2015, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

82

Notes to Financial Statements (continued)

	Capital Loss
	Carryover Amounts
Fund	Short-Term Long- Term		Expires December 31,
Small Cap Value
(Post-Enactment)	$418,019	—	Unlimited
High Yield
(Pre-Enactment)	$1,914,719	—	2017
Short Duration
(Pre-Enactment)	$585,044	—	2017
(Post-Enactment)	$360,270	$1,616,083	Unlimited

Balanced and Intermediate Duration had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should Balanced and Intermediate Duration incur net capital losses for the year ended December 31, 2016, such amounts may be used to offset future realized capital gains, for an unlimited time period.

For the year ended December 31, 2015, the following Funds utilized capital loss carryovers in the amount of:

Capital Loss Carryover Utilized
Fund	Short-Term	Long-Term
Balanced	—	—
Small Cap Value	—	—
High Yield	$190,503	—
Intermediate Duration	—	—
Short Duration	—	—

g. CAPITAL STOCK

The Trusts’ Declaration of Trust authorizes for each fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

For the years ended December 31, 2015 and 2014, the capital stock transactions by class for Balanced, Small Cap Value and High Yield were as follows:

	Balanced				Small Cap*
	2015		2014		2015
	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	4,917,700	$75,876,816	1,202,988	$19,138,905	1,181,275	$12,083,124
Reinvestment of distributions	169,057	2,540,619	208,257	3,173,093	—	—
Cost of shares repurchased	(1,519,741)	(23,301,123)	(836,466)	(13,186,170)	(1,179,544)	(12,193,236)

Net increase (decrease)	3,567,016	$55,116,312	574,779	$9,125,828	1,731	$(110,112)

Service Class:
Proceeds from sale of shares	3,649,007	$56,053,664	1,334,849	$20,991,730	1,308,993	$13,485,730
Reinvestment of distributions	32,172	487,073	9,184	142,301	9,228	87,485
Cost of shares repurchased	(592,922)	(9,069,021)	(496,623)	(8,023,723)	(132,551)	(1,308,615)

Net increase	3,088,257	$47,471,716	847,410	$13,110,308	1,185,670	$12,264,600

Institutional Class:
Proceeds from sale of shares	113,841	$1,780,500	131,007	$2,098,590	185,788	$1,891,574
Reinvestment of distributions	5,616	86,077	75,120	1,155,376	1,481	14,055
Cost of shares repurchased	(820,603)	(12,951,242)	(120,406)	(1,935,947)	(15,192)	(153,098)

Net increase (decrease)	(701,146)	$(11,084,665)	85,721	$1,318,019	172,077	$1,752,531

Notes to Financial Statements (continued)

	High Yield
	2015		2014
	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	458,232	$3,548,190	1,152,505	$9,370,757
Reinvestment of distributions	201,329	1,540,515	195,308	1,581,726
Cost of shares repurchased	(1,264,058)	(9,754,397)	(841,406)	(6,824,466)

Net increase (decrease)	(604,497)	$(4,665,692)	506,407	$4,128,017

Institutional Class:
Proceeds from sale of shares	64,450	$499,391	109,032	$896,735
Reinvestment of distributions	20,559	159,183	18,929	154,888
Cost of shares repurchased	(140,790)	(1,085,651)	(70,641)	(581,343)

Net increase (decrease)	(55,781)	$(427,077)	57,320	$470,280

*	Commencement of operations was on January 2, 2015, and included an initial subscription from the Investment Manager.

At December 31, 2015, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Balanced—two collectively own 39%; Intermediate Duration – two collectively own 49%; Short Duration three collectively own 83%. Transactions by these shareholders may have a material impact on their respective Funds.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by BNYM (the “Program”), provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM.

At December 31, 2015, the market value of repurchase agreements or joint repurchase agreements outstanding for Balanced, Small Cap Value, High Yield,

Intermediate Duration and Short Duration was $2,205,649, $438,158, $1,652,196, $0 and $0, respectively.

i. SECURITIES TRANSACTED ON A WHEN ISSUED BASIS

The Funds may enter into To-Be-Announced (“TBA”) sale commitments to hedge their portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities according to the procedures described under “Valuation of Investments,” in footnote 1a above. Each contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Funds realize a gain or loss. If the Funds deliver securities under the commitment, the Funds realize a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

j. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

The Funds may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed

Notes to Financial Statements (continued)

delivery or when-issued basis are identified as such in the Funds’ Schedules of Portfolio Investments. With respect to purchase commitments, the Funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Funds’ Statement of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by one or more portfolio managers who serve pursuant to a subadvisory agreement with the Investment Manager. The investment portfolio of Balanced and Small Cap Value are managed by Chicago Equity Partners, LLC (“CEP”). AMG indirectly owns a majority interest in CEP.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the year ended December 31, 2015, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Balanced	0.70%
Small Cap Value	0.62%
High Yield	0.70%
Intermediate Duration	0.70%
Short Duration	0.70%

The Investment Manager has contractually agreed, through at least May 1, 2016, to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Balanced, Small Cap Value and High Yield to 0.84%, 0.95% and 0.90%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances.

The Investment Manager has contractually agreed, through at least May 1, 2016, to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) to 0.89% of Intermediate Duration Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed that Fund’s contractual expense limitation amount. For the year ended December 31, 2015, each Fund’s components of reimbursement available are detailed in the following chart:

	Balanced	Small Cap Value
Reimbursement Available—12/31/14	$485,939	—
Additional Reimbursements	256,154	$100,095
Expired Reimbursements	(126,271)	—

Reimbursement Available—12/31/15	$615,822	$100,095

	High Yield	Intermediate Duration
Reimbursement Available—12/31/14	$545,202	$183,362
Additional Reimbursements	185,686	58,801
Expired Reimbursements	(168,498)	(45,094)

Reimbursement Available—12/31/15	$562,390	$197,069

The expiration of each Fund’s reimbursement are as follows:

Expiry Date	Balanced	Small Cap Value
Less than 1 year	$181,501	—
Within 2 years	178,167	—
Within 3 years	256,154	$100,095

Total Amount Subject to Reimbursement	$615,822	$100,095

Expiry Date	High Yield	Intermediate Duration
Less than 1 year	$179,573	$46,830
Within 2 years	197,131	91,438
Within 3 years	185,686	58,801

Total Amount Subject to Reimbursement	$562,390	$197,069

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from

Notes to Financial Statements (continued)

JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund may have made in the JPMorgan Money Market Funds. For the year ended December 31, 2015, the management fee for Intermediate Duration was reduced by $13,520.

Balanced, Small Cap Value and High Yield have entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as Funds’ administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. Balanced, Small Cap Value and High Yield each pay a fee to the Administrator at the rate of 0.20%, 0.25%, 0.20%, respectively, per annum of each Fund’s average daily net assets for this service.

Effective January 1, 2015, the Board provides supervision of the affairs of the Trust, other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds family”) and other affiliated funds. Previously, the Board provided supervision to only the Trust and other trusts within the AMG Funds family.

Beginning January 1, 2015, the aggregate annual retainer paid to each Independent Trustee of the Board is $200,000, plus $16,000, $4,000 or $2,000 for each regular, in-person special or telephonic special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $55,000 per year. The Chairman of the Audit Committee receives an additional payment of $25,000 per year.

Prior to January 1, 2015, the aggregate annual retainer paid to each Independent Trustee of the Board was $130,000, plus $7,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts formerly received an additional payment of $35,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $15,000 per year.

Effective January 1, 2015, the Trustees’ fees and expenses are generally allocated among all of the Funds in the Trust, other trusts within the AMG Funds family and other affiliated funds based on the relative net assets of such funds. Before January 1, 2015, the Trustees’ fees and expenses were generally allocated among all of the funds in the Trust and other trusts within the AMG Funds family. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid to the Independent Trustees of the Board.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trusts have adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, Balanced, Small Cap Value and High Yield may make payments to the Distributor for their expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of each Fund’s average daily net assets attributable to the Investor Class shares.

For Intermediate Duration, the Investor Class of Small Cap Value, and the Service Class of both Balanced and Small Cap Value, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets. Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. For Short Duration, the Board has approved the Fund to pay shareholder servicing fees directly to a broker-dealer for the actual amount incurred up to a maximum annual rate of the Fund’s average daily net asset value.

The impact on the annualized expense ratios for the year ended December 31, 2015, was as follows:

	Maximum	Actual
Fund	Amount Allowed	Amount Incurred
Balanced-Service Class	0.100%	0.100%
Small Cap Value-Service Class	0.150%	0.110%
Small Cap Value-Investor Class	0.150%	0.150%
Intermediate Duration	0.100%	0.100%
Short Duration	0.100%	0.001%

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2015, the following Funds either borrowed or lent to other Funds in the AMG Funds family: Balanced lent $1,186,568 for one day earning interest of $23, Intermediate Duration lent varying amounts not exceeding $3,005,600 for two days earning interest of $105 and Short Duration lent $1,640,771 for one day earning interest of $29. The interest amount is included in the Statement of Operations as interest income. Balanced borrowed varying amounts not exceeding $4,386,070, for 15 days paying interest of $417. The interest amount is included in the Statement of Operations as miscellaneous expense. At December 31, 2015, the Funds had no interfund loans outstanding.

86

Notes to Financial Statements (continued)

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2015, were as follows:

	Long-Term Securities
	(excluding U.S. Government
	Obligations)
Fund	Purchases	Sales
Balanced	$129,462,336	$72,480,568
Small Cap Value	29,036,437	15,158,228
High Yield	14,144,113	18,471,999
Intermediate Duration	37,286,401	17,052,876
Short Duration	64,954,905	72,530,426

	U.S. Government Obligations
Fund	Purchases	Sales
Balanced	$59,323,958	$28,107,373
Small Cap Value	—	—
High Yield	—	—
Intermediate Duration	68,381,118	30,065,694
Short Duration	121,084,534	98,402,312

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At December 31, 2015, the value of the securities loaned and cash collateral received, were as follows:

	Securities	Cash Collateral
Fund	Loaned	Received
Balanced	$2,123,769	$2,205,649
Small Cap Value	419,919	438,158
High Yield	1,580,119	1,652,196

5. COMMITMENTS AND CONTINGENCIES

Under the Trusts’ organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. RISKS ASSOCIATED WITH HIGH YIELD SECURITIES

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

7. DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use derivative instruments, the credit risk and how derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to the Schedules of Portfolio Investments. For the year ended December 31, 2015, the average quarterly balances of derivative financial instruments outstanding were as follows:

	Intermediate	Short
	Duration	Duration
Financial futures contracts:
Average number of contracts purchased	7	16
Average number of contracts sold	63	547
Average notional value of contracts purchased	$980,466	$1,867,384
Average notional value of contracts sold	$6,879,500	$65,794,132

Notes to Financial Statements (continued)

8. FUTURES CONTRACTS

The Funds entered into futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or the Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. For over-the-counter (“OTC”) futures, daily variation margin is not required. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

9. RISKS ASSOCIATED WITH COLLATERALIZED MORTGAGE OBLIGATIONS (“CMOs”)

The net asset values of the Funds may be sensitive to interest rate fluctuations because the Funds may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. CMOs may have a fixed or variable rate of interest.

10. DOLLAR ROLL AGREEMENTS

The Funds may enter into dollar rolls in which they sell debt securities for delivery currently and simultaneously contract to repurchase similar, but not identical, securities at the same price or a lower price on an agreed date. The Funds receive compensation as consideration for entering into the commitment to repurchase. The compensation is the difference between the current sale price and the repurchase price (often referred to as the “drop”) as well as the interest earned on the cash proceeds of the initial sale. The Funds may also be compensated by the receipt of a commitment fee. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security sold. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Funds are able to repurchase them. There can be no assurance that the Funds’ use of the cash that they receive from a dollar roll will provide a return that exceeds their cost.

11. STRIPPED SECURITIES

The Funds invest in stripped securities (“STRIPS”), primarily interest-only strips, for their hedging characteristics. Interest-only STRIPS will most likely move differently than typical fixed-income securities in relation to changes in interest rates. STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one class receiving all of the interest from the underlying assets (“interest-only” or “IO” class), while the other class will receive the entire principal (“principal only” or “PO” class). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. STRIPS are unusually volatile in response to changes in interest rates. The yield to maturity on an IO class of STRIPS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Funds’ yield to maturity to the extent it invests in IOs. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Thus, if the underlying assets experience greater than anticipated repayments of principal, a Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the highest credit quality by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. These risks are managed by investing in a variety of such securities and by using certain hedging techniques. In addition the secondary market for STRIPS may be less liquid than that of other mortgage-backed or asset-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

12. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

88

Notes to Financial Statements (continued)

The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting agreement as of December 31, 2015:

		Gross Amount Not Offset in the
		Statement of Assets and Liabilities
	Net Amounts of Assets	Financial
	Presented in the Statement of	Instruments	Cash Collateral
Fund	Assets and Liabilities	Collateral	Received	Net Amount
Balanced
Cantor Fitzgerald Securities, Inc.	$1,000,000	$1,000,000	—	—
Daiwa Capital Markets America	1,000,000	1,000,000
Nomura Securities International, Inc.	205,649	205,649	—	—

Total	$2,205,649	$2,205,649	—	—

Small Cap Value
HSBC Securities USA, Inc.	$65,724	$65,724	—	—
RBC Capital Markets LLC	372,434	372,434	—	—

Total	$438,158	$438,158	—	—

High Yield
Cantor Fitzgerald Securities, Inc.	$1,000,000	$1,000,000	—	—
Daiwa Capital Markets America	652,196	652,196	—	—

Total	$1,652,196	$1,652,196	—	—

13. SUBSEQUENT EVENTS

Each Fund has determined that no material events or transactions occurred through the issuance of the Funds’ financial statements, which require additional disclosure in or adjustment of the Funds’ financial statements.

TAX INFORMATION (unaudited)

The AMG Chicago Equity Partners Balanced Fund, AMG Chicago Equity Partners Small Cap Value Fund, AMG Managers High Yield Fund, AMG Managers Intermediate Duration Government Fund and AMG Managers Short Duration Government Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2015 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Chicago Equity Partners Balanced Fund, AMG Chicago Equity Partners Small Cap Value Fund, AMG Managers High Yield Fund, AMG Managers Intermediate Duration Government Fund and AMG Managers Short Duration Government Fund each hereby designates $3,554,115, $0, $0, $177,508 and $0, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2015, or if subsequently determined to be different, the net capital gains of such fiscal year.

Report of Independent Registered Public Accounting Firm

TO THE BOARDS OF TRUSTEES OF AMG FUNDS AND AMG FUNDS II AND THE SHAREHOLDERS OF AMG CHICAGO EQUITY PARTNERS BALANCED FUND, AMG CHICAGO EQUITY PARTNERS SMALL CAP VALUE FUND, AMG MANAGERS HIGH YIELD FUND, AMG MANAGERS INTERMEDIATE DURATION GOVERNMENT FUND AND AMG MANAGERS SHORT DURATION GOVERNMENT FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AMG Chicago Equity Partners Balanced Fund, AMG Chicago Equity Partners Small Cap Value Fund, AMG Managers High Yield Fund, AMG Managers Intermediate Duration Government Fund, and AMG Managers Short Duration Government Fund (the “Funds”) at December 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers, and transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 29, 2016

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds
Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012	Bruce B. Bingham, 67
• Oversees 72 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Director of The Yacktman Funds (2000-2012).

• Independent Chairman	William E. Chapman, II, 74
• Trustee since 1999 - AMG Funds • Trustee since 2000 - AMG Funds II • Oversees 72 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 1999 - AMG Funds

Edward J. Kaier, 70

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2000 - AMG Funds II • Oversees 72 Funds in Fund Complex

• Trustee since 2013	Kurt A. Keilhacker, 52
• Oversees 74 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2004 - AMG Funds

Steven J. Paggioli, 65

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2000 - AMG Funds II • Oversees 72 Funds in Fund Complex

• Trustee since 2013	Richard F. Powers III, 70
• Oversees 72 Funds in Fund Complex	Adjunct Professor, Boston College (2010-2013); Trustee of Aston Funds (27 portfolios) (2014-Present); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Trustee since 1999 - AMG Funds

Eric Rakowski, 57

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2000 - AMG Funds II • Oversees 74 Funds in Fund Complex

• Trustee since 2013	Victoria L. Sassine, 50
• Oversees 74 Funds in Fund Complex	Lecturer, Babson College (2007 – Present); Trustee of Aston Funds (27 portfolios) (2014-Present).

• Trustee since 2004 - AMG Funds • Trustee since 2000 - AMG Funds II • Oversees 72 Funds in Fund Complex

Thomas R. Schneeweis, 68

Professor Emeritus, University of Massachusetts (2013—Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education), (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Trustee of Aston Funds (27 portfolios) (2010-Present).

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds
Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011	Christine C. Carsman, 63
• Oversees 74 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2014	Jeffrey T. Cerutti, 48
• Principal Executive Officer since 2014	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); Chief Executive Officer and President, Aston Funds (2015-Present); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer	Keitha L. Kinne, 57
since 2007	Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015	Mark J. Duggan, 51
• Chief Legal Officer since 2015	Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial	Donald S. Rumery, 57
Officer since 2007 • Treasurer since 1999 • Principal Financial Officer since 2008	Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds (1999-Present); Treasurer, AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Assistant Treasurer	John C. Ball, 40
since 2014	Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

• Chief Compliance Officer	John J. Ferencz, 53
since 2010	Vice President, Chief Compliance Officer—AMG Family of Funds, AMG Funds LLC (2010-Present); Code of Ethics Reporting Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

• Anti-Money Laundering	Patrick J. Spellman, 41
Compliance Officer since 2014	Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

FOR MANAGERSCHOICETM ONLY

AMG Funds

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Real Estate Securities

CenterSquare Investment Management, Inc.

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Bond

AMG Managers Global Income Opportunity

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AMG Managers Intermediate Duration Government

AMG Managers Short Duration Government

Amundi Smith Breeden LLC

www.amgfunds.com

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund - AMG FUNDS II	Fiscal 2015	Fiscal 2014
AMG GW&K Enhanced Core Bond Fund	$41,633	$41,097
AMG Chicago Equity Partners Balanced Fund	$32,237	$26,100
AMG Managers High Yield Fund	$46,662	$50,909
AMG Managers Short Duration Government Fund	$45,939	$44,896
AMG Managers Intermediate Duration Government Fund	$42,072	$52,186

(b) Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c) Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

Fund - AMG FUNDS II	Fiscal 2015	Fiscal 2014
AMG GW&K Enhanced Core Bond Fund	$9,240	$8,830
AMG Chicago Equity Partners Balanced Fund	$7,225	$6,885
AMG Managers High Yield Fund	$9,240	$8,830
AMG Managers Short Duration Government Fund	$9,960	$9,530
AMG Managers Intermediate Duration Government Fund	$9,960	$9,530

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2014 and $0 for fiscal 2013, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2015 and 2014 for non-audit services rendered to the Funds and Fund Service Providers were $111,625 and $109,500, respectively. For the fiscal years ended December 31, 2015, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $0 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended December 31, 2014, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $0 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS II

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	March 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	March 8, 2016

By:	/s/ Donald S. Rumery
Donald S. Rumery, Principal Financial Officer

Date:	March 8, 2016